UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

November 30, 2016

Emerging Markets Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Year of Surprises: China, Oil, Brexit, Trump

A year ago, we predicted increased market volatility in 2016. Volatility occurred, but not for the reasons we suggested. We expected the Federal Reserve (the Fed)—which in December 2015 raised its short-term interest rate target for the first time since 2006—to raise it three to four more times in 2016 as U.S. economic growth improved. We thought the shift in rate policy would contribute to unsettled conditions as inflation expectations grew, borrowing costs increased, the U.S. dollar strengthened, and bond prices weakened.

Instead, global and U.S. growth largely languished in the first half of 2016 as concerns about China’s growth and plummeting oil prices affected the global economic outlook. The Fed left its target unchanged for 11 months to avoid putting further stress on the global economy and markets. Meanwhile, years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union, then propelling Donald Trump to victory. These unexpected populist political results unsettled the markets.

Despite these challenges, and with the continued support of central bank monetary stimulus, broad market index returns for the full reporting period were mostly positive, though they skewed negative in non-U.S. developed equity markets. Looking ahead, Trump’s win shifted the market outlook, unleashing potentially far-reaching ramifications that are still unfolding. What’s clear is that Trump’s policy proposals and his unpredictable nature make uncertainty more certain, which could trigger further bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	5.95%	3.23%	1.47%	—	9/30/97
MSCI Emerging Markets Index	—	8.47%	0.99%	2.26%	—	—
Institutional Class	AMKIX	6.13%	3.42%	1.67%	—	1/28/99
A Class	AEMMX					5/12/99
No sales charge		5.63%	2.98%	1.25%	—
With sales charge		-0.48%	1.76%	0.65%	—
C Class	ACECX	4.81%	2.22%	0.48%	—	12/18/01
R Class	AEMRX	5.44%	2.72%	—	-2.72%	9/28/07
R6 Class	AEDMX	6.27%	—	—	1.63%	7/26/13

Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $11,577

MSCI Emerging Markets Index — $12,510

Ending value of Investor class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.69%	1.49%	1.94%	2.69%	2.19%	1.34%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro, Anthony Han, and Sherwin Soo

In February 2016, portfolio manager Sherwin Soo joined the Emerging Markets management team.

Performance Summary

Emerging Markets gained 5.95%* for the 12 months ended November 30, 2016. The portfolio’s benchmark, the MSCI Emerging Markets Index, gained 8.47% for the same period.

The fund underperformed its benchmark during the period, primarily due to stock selection in the financials and health care sectors. An underweight position relative to the benchmark in the energy sector also contributed to underperformance. Conversely, investments in the information technology sector and an underweight position in the telecommunication services sector buoyed relative results. Consumer staples holdings also contributed to results. Regionally, stock selection in South Korea and Turkey hindered relative performance, while positioning in Mexico and stock selection in Russia helped.

Stock Selection in the Financials Sector Detracted

Although the financials sector was an area of relative weakness in the fund, no financials holdings were top detractors during the period. Rather, underperformance in this sector was driven by not owning Brazil-based commercial bank Banco Bradesco, which recovered from recent lows on expectations of a macroeconomic recovery. In our opinion, there are other more attractive investment opportunities in the Brazilian banking sector. In the health care sector, underperformance came primarily from two portfolio-only holdings: Medy-Tox, a biopharmaceutical company headquartered in South Korea, and Gingko International, a manufacturer of contact lenses based in Taiwan. Headwinds for Medy-Tox included ongoing conflict and patent issues among domestic manufacturers regarding the origins of the botulinum toxin strain, commonly known as Botox. Weakness in the biotechnology and cosmetic industries due to constrained relations with China also contributed to declines, and we reduced our position. We also sold Gingko International after determining that the adoption of its new, value-added products was slower than expected.

Another area of relative weakness in the fund was the energy sector, where not owning Brazil-based oil and gas company Petroleo Brasileiro weighed on relative results. Petrobras’ stock gained as a result of improving sentiment around the nation’s politics and rising oil prices.

Significant individual detractors also included China-based travel services firm Ctrip.com International. The company’s stock price fluctuates with increased bouts of macroeconomic uncertainty. For example, if economic growth slows, overall travel growth also tends to slow. As such, concerns about economic growth during the period contributed to declines in Ctrip.com’s share price. Increased pricing competition, particularly in the hotel market, also weighed on the stock. Nonetheless, our long-term outlook for the company remains positive and we continue to hold a position in Ctrip.com.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Information Technology Holdings Contributed

Leading sector contribution came primarily from the information technology sector, where standout performers included China-based online gaming and social media company Tencent Holdings and Thailand-based electronic circuit manufacturer KCE Electronics, which is a portfolio-only holding. Tencent benefited from rising internet usage and reported higher revenue during the period, with meaningful growth in online games, social networking and online advertising. KCE Electronics, which specializes in making circuit boards for the automobile industry, enjoyed strong earnings growth, driven primarily by improvements in operating efficiency and product mix. The company continues to experience strong demand for its circuit boards due to the increased use of electronics in cars and rising safety regulations.

The same trends contributed to the strong performance of portfolio-only holding Tung Thih Electronic, a Taiwan-based automobile electronic parts and accessories supplier. Consumers are demanding safer cars, and government mandates are incrementally requiring expanded safety features such as rear and side-view cameras, blind spot detection, and automated parking systems. There is a clear trend in auto active safety technologies, and Tung Thih Electronic continues to add new customers and increase its market share among existing customers.

The fund’s outperformance in the consumer staples sector was driven by Brazil-based drugstore operator Raia Drogasil. The company continues to capitalize on the secular growth of the pharmaceutical industry while increasing its market share and driving top-line growth. Furthermore, Raia Drogasil remains focused on enhancing its competitive position through new initiatives that include product management, store openings, and store refurbishment.

Outlook

Emerging markets are reacting to uncertainty after the U.S. presidential election. The potential for higher inflation, a stronger U.S. dollar, and disruption in trade is clouding the near-term outlook for emerging markets’ stocks and currencies. However, we believe growth rate differentials continue to improve versus developed markets. Emerging markets’ central banks still have room to cut interest rates to spur growth, earnings growth is improving, and data, such as Purchasing Managers’ Index (PMI), suggest economic confidence is strengthening. In our view, stock valuations remain attractive relative to developed markets given strong fundamentals. While performance will vary country by country, several markets appear positioned to improve in 2017. Notably, Brazil and Russia are recovering from a recession, and India and China look to be successfully implementing economic reforms.

We expect volatility in emerging markets to continue through the remainder of 2016 and believe asset prices will fluctuate with the path of U.S. interest rates, expectations around China’s economy, the behavior of global commodity prices, and by president-elect Donald Trump’s approach to U.S. trade with the rest of the world. Looking ahead, we remain constructive on emerging markets in 2017 given the prospects of improving global growth and better valuations.

6

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
Samsung Electronics Co. Ltd.	5.9%
Tencent Holdings Ltd.	5.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.0%
Alibaba Group Holding Ltd. ADR	3.4%
Vale SA ADR	2.3%
HDFC Bank Ltd.	2.1%
Industrial & Commercial Bank of China Ltd., H Shares	2.1%
Itau Unibanco Holding SA ADR	1.9%
Naspers Ltd., N Shares	1.8%
X5 Retail Group NV GDR	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.0%
Temporary Cash Investments	5.4%
Other Assets and Liabilities	(2.4)%

Investments by Country	% of net assets
China	28.8%
South Korea	11.1%
Taiwan	10.2%
Brazil	8.1%
Russia	7.4%
India	6.4%
South Africa	5.3%
Thailand	4.5%
Indonesia	3.7%
Mexico	3.1%
Hungary	2.3%
Other Countries	6.1%
Cash and Equivalents*	3.0%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,069.90	$7.04	1.36%
Investor Class (before waiver)	$1,000	$1,069.90(2)	$8.33	1.61%
Institutional Class (after waiver)	$1,000	$1,069.30	$6.00	1.16%
Institutional Class (before waiver)	$1,000	$1,069.30(2)	$7.29	1.41%
A Class (after waiver)	$1,000	$1,068.60	$8.33	1.61%
A Class (before waiver)	$1,000	$1,068.60(2)	$9.62	1.86%
C Class (after waiver)	$1,000	$1,064.20	$12.18	2.36%
C Class (before waiver)	$1,000	$1,064.20(2)	$13.47	2.61%
R Class (after waiver)	$1,000	$1,066.60	$9.61	1.86%
R Class (before waiver)	$1,000	$1,066.60(2)	$10.90	2.11%
R6 Class (after waiver)	$1,000	$1,071.80	$5.23	1.01%
R6 Class (before waiver)	$1,000	$1,071.80(2)	$6.53	1.26%
Hypothetical
Investor Class (after waiver)	$1,000	$1,018.20	$6.86	1.36%
Investor Class (before waiver)	$1,000	$1,016.95	$8.12	1.61%
Institutional Class (after waiver)	$1,000	$1,019.20	$5.86	1.16%
Institutional Class (before waiver)	$1,000	$1,017.95	$7.11	1.41%
A Class (after waiver)	$1,000	$1,016.95	$8.12	1.61%
A Class (before waiver)	$1,000	$1,015.70	$9.37	1.86%
C Class (after waiver)	$1,000	$1,013.20	$11.88	2.36%
C Class (before waiver)	$1,000	$1,011.95	$13.13	2.61%
R Class (after waiver)	$1,000	$1,015.70	$9.37	1.86%
R Class (before waiver)	$1,000	$1,014.45	$10.63	2.11%
R6 Class (after waiver)	$1,000	$1,019.95	$5.10	1.01%
R6 Class (before waiver)	$1,000	$1,018.70	$6.36	1.26%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 97.0%
Brazil — 8.1%
Itau Unibanco Holding SA ADR	1,063,132	$10,992,785
Klabin SA	836,500	4,197,278
Kroton Educacional SA	747,800	3,195,018
Multiplan Empreendimentos Imobiliarios SA	164,100	2,820,518
Raia Drogasil SA	338,200	6,448,905
Ultrapar Participacoes SA	307,900	6,290,826
Vale SA ADR	1,585,416	13,460,182
		47,405,512
China — 28.8%
AAC Technologies Holdings, Inc.	712,500	6,448,462
Alibaba Group Holding Ltd. ADR(1)	209,634	19,709,789
Anhui Conch Cement Co. Ltd., H Shares	1,823,000	5,276,394
Beijing Enterprises Water Group Ltd.(1)	9,932,000	7,183,462
Brilliance China Automotive Holdings Ltd.	2,170,000	3,038,252
China Gas Holdings Ltd.	3,108,000	4,111,143
China Lodging Group Ltd. ADR	100,018	5,238,943
China Mobile Ltd.	887,000	9,680,210
China Overseas Land & Investment Ltd.	1,188,000	3,430,826
China Railway Construction Corp. Ltd., H Shares	4,864,500	6,911,209
CNOOC Ltd.	4,644,000	5,855,517
Ctrip.com International Ltd. ADR(1)	122,318	5,532,443
Industrial & Commercial Bank of China Ltd., H Shares	20,047,645	12,276,969
Minth Group Ltd.	1,110,000	3,634,887
New Oriental Education & Technology Group, Inc. ADR(1)	157,120	7,882,710
Nine Dragons Paper Holdings Ltd.	3,672,000	3,223,918
Ping An Insurance Group Co. of China Ltd., H Shares	1,806,500	9,991,472
Shenzhou International Group Holdings Ltd.	1,328,000	8,166,776
Sunny Optical Technology Group Co. Ltd.	675,000	3,398,279
TAL Education Group ADR(1)	69,340	5,306,590
Tencent Holdings Ltd.	1,181,200	29,497,639
Weibo Corp. ADR(1)	68,722	3,526,126
		169,322,016
Czech — 0.7%
Moneta Money Bank AS(1)	1,165,878	3,804,969
Egypt — 0.4%
Commercial International Bank Egypt S.A.E.	587,884	2,270,585
Hungary — 2.3%
OTP Bank plc	261,403	7,045,752
Richter Gedeon Nyrt	308,034	6,151,833
		13,197,585
India — 6.4%
Bharat Financial Inclusion Ltd.(1)	518,400	5,600,624
Godrej Consumer Products Ltd.	282,408	6,011,938
Havells India Ltd.	846,277	4,257,413
HDFC Bank Ltd.	626,241	12,480,182

10

	Shares	Value
Larsen & Toubro Ltd.	211,433	$4,271,197
Motherson Sumi Systems Ltd.	1,049,440	4,749,766
		37,371,120
Indonesia — 3.7%
Astra International Tbk PT	11,528,600	6,422,500
Bank Rakyat Indonesia Persero Tbk PT	6,512,800	5,238,112
Indofood Sukses Makmur Tbk PT	9,262,600	5,177,214
Telekomunikasi Indonesia Persero Tbk PT	18,335,000	5,113,913
		21,951,739
Malaysia — 0.4%
My EG Services Bhd	4,939,600	2,488,603
Mexico — 3.1%
Alsea SAB de CV	782,674	2,297,507
Cemex SAB de CV ADR(1)	838,263	6,546,834
Gentera SAB de CV	2,611,130	4,131,921
Grupo Aeroportuario del Centro Norte SAB de CV	1,082,933	5,104,669
		18,080,931
Peru — 1.0%
Credicorp Ltd.	37,277	5,840,933
Philippines — 0.8%
Ayala Land, Inc.	7,455,800	4,930,328
Russia — 7.4%
MMC Norilsk Nickel PJSC ADR	274,004	4,597,787
Moscow Exchange MICEX-RTS PJSC	3,281,554	6,109,192
Novatek OJSC GDR	78,402	9,259,276
Sberbank of Russia PJSC ADR	892,621	8,948,525
X5 Retail Group NV GDR(1)	335,485	10,064,550
Yandex NV, A Shares(1)	230,353	4,379,011
		43,358,341
South Africa — 5.3%
Aspen Pharmacare Holdings Ltd.	294,503	6,065,371
Capitec Bank Holdings Ltd.	121,651	5,619,494
Discovery Holdings Ltd.	384,110	3,040,137
Naspers Ltd., N Shares	70,601	10,305,464
Sappi Ltd.(1)	1,076,709	6,371,150
		31,401,616
South Korea — 11.1%
CJ Korea Express Corp.(1)	29,806	4,691,249
GS Retail Co. Ltd.	86,782	3,511,217
HS Industries Co. Ltd.	352,220	2,786,908
Innocean Worldwide, Inc.	76,986	4,096,086
Medy-Tox, Inc.	15,569	4,370,853
NAVER Corp.	12,626	8,618,578
Samsung Electronics Co. Ltd.	23,022	34,383,826
Wonik Holdings Co. Ltd.(1)	505,364	2,628,299
		65,087,016
Taiwan — 10.2%
Green Seal Holding Ltd.	637,000	2,877,922
Hota Industrial Manufacturing Co. Ltd.	790,000	3,036,269
Largan Precision Co. Ltd.	51,000	5,904,370
Nien Made Enterprise Co. Ltd.	285,000	3,192,200

11

	Shares	Value
President Chain Store Corp.	857,000	$6,439,667
Taiwan Paiho Ltd.	2,236,000	6,797,866
Taiwan Semiconductor Manufacturing Co. Ltd.	5,130,939	29,459,475
Tung Thih Electronic Co. Ltd.	257,000	2,217,394
		59,925,163
Thailand — 4.5%
Airports of Thailand PCL	295,000	3,323,757
CP ALL PCL	4,624,700	7,809,475
Kasikornbank PCL	575,300	2,741,098
KCE Electronics PCL	2,007,100	6,778,558
Minor International PCL	2,351,600	2,471,587
Srisawad Power 1979 PCL	2,976,200	3,420,009
		26,544,484
Turkey — 1.7%
BIM Birlesik Magazalar AS	226,952	3,183,947
Tofas Turk Otomobil Fabrikasi AS	746,899	4,660,918
Ulker Biskuvi Sanayi AS	458,706	2,303,076
		10,147,941
United Kingdom — 1.1%
Tullow Oil plc(1)	1,803,552	6,720,165
TOTAL COMMON STOCKS (Cost $486,374,157)		569,849,047
TEMPORARY CASH INVESTMENTS — 5.4%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $32,195,644), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $31,564,070)		31,564,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,025	5,025
TOTAL TEMPORARY CASH INVESTMENTS (Cost $31,569,025)		31,569,025
TOTAL INVESTMENT SECURITIES — 102.4% (Cost $517,943,182)		601,418,072
OTHER ASSETS AND LIABILITIES — (2.4)%		(14,115,177)
TOTAL NET ASSETS — 100.0%		$587,302,895

12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	26.8%
Financials	18.8%
Consumer Discretionary	15.5%
Consumer Staples	8.6%
Materials	8.5%
Industrials	5.0%
Energy	4.8%
Health Care	2.8%
Telecommunication Services	2.4%
Utilities	1.9%
Real Estate	1.9%
Cash and Equivalents*	3.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $517,943,182)	$601,418,072
Foreign currency holdings, at value (cost of $166,759)	164,842
Receivable for capital shares sold	2,222,090
Dividends and interest receivable	89,151
603,894,155

Liabilities
Payable for investments purchased	15,408,823
Payable for capital shares redeemed	541,999
Accrued management fees	626,877
Distribution and service fees payable	13,561
16,591,260

Net Assets	$587,302,895

Net Assets Consist of:
Capital (par value and paid-in surplus)	$571,461,743
Undistributed net investment income	1,016,341
Accumulated net realized loss	(68,623,493)
Net unrealized appreciation	83,448,304
$587,302,895

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$470,279,852	54,873,075	$8.57
Institutional Class, $0.01 Par Value	$37,035,821	4,211,789	$8.79
A Class, $0.01 Par Value	$37,742,515	4,570,326	$8.26*
C Class, $0.01 Par Value	$5,839,783	765,199	$7.63
R Class, $0.01 Par Value	$2,340,112	280,947	$8.33
R6 Class, $0.01 Par Value	$34,064,812	3,867,015	$8.81
*Maximum offering price $8.76 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,124,954)	$8,855,226
Interest	11,849
8,867,075

Expenses:
Management fees	8,423,961
Distribution and service fees:
A Class	84,715
C Class	46,517
R Class	9,296
Directors' fees and expenses	17,369
Other expenses	15,620
8,597,478
Fees waived	(1,322,805)
7,274,673

Net investment income (loss)	1,592,402

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(6,771,748)
Foreign currency transactions	(1,233,521)
Capital gain distributions received from underlying funds	780,521
(7,224,748)

Change in net unrealized appreciation (depreciation) on:
Investments	37,704,908
Translation of assets and liabilities in foreign currencies	(9,409)
37,695,499

Net realized and unrealized gain (loss)	30,470,751

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,063,153

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$1,592,402	$1,325,214
Net realized gain (loss)	(7,224,748)	(3,175,447)
Change in net unrealized appreciation (depreciation)	37,695,499	(44,677,252)
Net increase (decrease) in net assets resulting from operations	32,063,153	(46,527,485)

Distributions to Shareholders
From net investment income:
Investor Class	(550,390)	(277,848)
Institutional Class	(88,977)	(40,979)
R6 Class	(128,912)	(59,777)
Decrease in net assets from distributions	(768,279)	(378,604)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	96,278,777	67,583,843

Redemption Fees
Increase in net assets from redemption fees	66,323	34,209

Net increase (decrease) in net assets	127,639,974	20,711,963

Net Assets
Beginning of period	459,662,921	438,950,958
End of period	$587,302,895	$459,662,921

Undistributed net investment income	$1,016,341	$762,888

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

17

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover

18

transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 25% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.250% to 1.850% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 1.050% to 1.650% for the Institutional Class and 0.900% to 1.500% for the R6 Class. During the year ended November 30, 2016, the investment advisor agreed to waive 0.250% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2016 was $1,077,408, $71,533, $84,715, $11,629, $4,648 and $72,872 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2016 was 1.62% for the Investor Class, A Class, C Class and R Class, 1.42% for the Institutional Class and 1.27% for the R6 Class. The effective annual management fee after waiver for each class for the year ended November 30, 2016 was 1.37% for the Investor Class, A Class, C Class and R Class, 1.17% for the Institutional Class and 1.02% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the

19

fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 were $403,507,358 and $310,329,767, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	380,000,000		400,000,000
Sold	18,596,256	$153,561,388	13,659,639	$116,335,445
Issued in reinvestment of distributions	70,047	535,859	31,378	272,985
Redeemed	(13,125,822)	(108,549,360)	(8,051,549)	(69,730,913)
	5,540,481	45,547,887	5,639,468	46,877,517
Institutional Class/Shares Authorized	35,000,000		40,000,000
Sold	4,559,594	37,876,044	493,583	4,194,048
Issued in reinvestment of distributions	11,337	88,884	4,598	40,966
Redeemed	(936,195)	(8,059,380)	(1,685,794)	(15,221,632)
	3,634,736	29,905,548	(1,187,613)	(10,986,618)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	3,099,527	24,741,141	3,008,091	25,809,533
Redeemed	(1,808,554)	(14,483,730)	(795,069)	(6,632,037)
	1,290,973	10,257,411	2,213,022	19,177,496
C Class/Shares Authorized	30,000,000		30,000,000
Sold	446,258	3,315,528	197,372	1,638,348
Redeemed	(113,764)	(851,314)	(148,454)	(1,145,309)
	332,494	2,464,214	48,918	493,039
R Class/Shares Authorized	30,000,000		25,000,000
Sold	158,468	1,280,298	84,391	708,493
Redeemed	(57,800)	(468,776)	(98,265)	(839,815)
	100,668	811,522	(13,874)	(131,322)
R6 Class/Shares Authorized	40,000,000		30,000,000
Sold	1,486,340	12,613,520	1,902,631	17,049,003
Issued in reinvestment of distributions	16,443	128,912	6,701	59,777
Redeemed	(633,883)	(5,450,237)	(551,800)	(4,955,049)
	868,900	7,292,195	1,357,532	12,153,731
Net increase (decrease)	11,768,252	$96,278,777	8,057,453	$67,583,843

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$24,452,967	$22,952,545	—
China	47,196,601	122,125,415	—
Mexico	6,546,834	11,534,097	—
Peru	5,840,933	—	—
Russia	4,379,011	38,979,330	—
Other Countries	—	285,841,314	—
Temporary Cash Investments	5,025	31,564,000	—
	$88,421,371	$512,996,701	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$768,279	$378,604
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$519,440,058
Gross tax appreciation of investments	$101,823,597
Gross tax depreciation of investments	(19,845,583)
Net tax appreciation (depreciation) of investments	81,978,014
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(26,760)
Net tax appreciation (depreciation)	$81,951,254
Undistributed ordinary income	$2,190,643
Accumulated short-term capital losses	$(66,561,862)
Accumulated long-term capital losses	$(1,738,883)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(57,815,598) expire in 2017 and the remaining losses are unlimited.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions.  Compliance with the amendments is effective on August 1, 2017.  Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$8.10	0.02	0.46	0.48	(0.01)	$8.57	5.95%	1.38%	1.63%	0.30%	0.05%	59%	$470,280
2015	$9.00	0.03	(0.92)	(0.89)	(0.01)	$8.10	(9.93)%	1.43%	1.68%	0.30%	0.05%	58%	$399,694
2014	$8.87	0.03	0.13	0.16	(0.03)	$9.00	1.84%	1.45%	1.70%	0.29%	0.04%	74%	$393,357
2013	$8.36	0.01	0.53	0.54	(0.03)	$8.87	6.48%	1.63%	1.72%	0.17%	0.08%	68%	$421,274
2012	$7.38	0.02	0.96	0.98	—	$8.36	13.28%	1.74%	1.74%	0.29%	0.29%	85%	$452,331
Institutional Class
2016	$8.31	0.04	0.47	0.51	(0.03)	$8.79	6.13%	1.18%	1.43%	0.50%	0.25%	59%	$37,036
2015	$9.24	0.02	(0.93)	(0.91)	(0.02)	$8.31	(9.83)%	1.23%	1.48%	0.50%	0.25%	58%	$4,797
2014	$9.09	0.05	0.14	0.19	(0.04)	$9.24	2.07%	1.25%	1.50%	0.49%	0.24%	74%	$16,300
2013	$8.56	0.03	0.55	0.58	(0.05)	$9.09	6.77%	1.43%	1.52%	0.37%	0.28%	68%	$32,452
2012	$7.56	0.04	0.97	1.01	(0.01)	$8.56	13.43%	1.54%	1.54%	0.49%	0.49%	85%	$28,536
A Class
2016	$7.82	0.01	0.43	0.44	—	$8.26	5.63%	1.63%	1.88%	0.05%	(0.20)%	59%	$37,743
2015	$8.70	0.01	(0.89)	(0.88)	—	$7.82	(10.11)%	1.68%	1.93%	0.05%	(0.20)%	58%	$25,632
2014	$8.59	0.01	0.12	0.13	(0.02)	$8.70	1.59%	1.70%	1.95%	0.04%	(0.21)%	74%	$9,278
2013	$8.09	(0.01)	0.52	0.51	(0.01)	$8.59	6.30%	1.88%	1.97%	(0.08)%	(0.17)%	68%	$11,575
2012	$7.16	—(3)	0.93	0.93	—	$8.09	12.99%	1.99%	1.99%	0.04%	0.04%	85%	$13,745

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$7.28	(0.05)	0.40	0.35	—	$7.63	4.81%	2.38%	2.63%	(0.70)%	(0.95)%	59%	$5,840
2015	$8.15	(0.05)	(0.82)	(0.87)	—	$7.28	(10.67)%	2.43%	2.68%	(0.70)%	(0.95)%	58%	$3,149
2014	$8.09	(0.06)	0.13	0.07	(0.01)	$8.15	0.82%	2.45%	2.70%	(0.71)%	(0.96)%	74%	$3,129
2013	$7.67	(0.06)	0.48	0.42	—	$8.09	5.48%	2.63%	2.72%	(0.83)%	(0.92)%	68%	$3,571
2012	$6.84	(0.05)	0.88	0.83	—	$7.67	12.13%	2.74%	2.74%	(0.71)%	(0.71)%	85%	$3,376
R Class
2016	$7.90	(0.02)	0.45	0.43	—	$8.33	5.44%	1.88%	2.13%	(0.20)%	(0.45)%	59%	$2,340
2015	$8.82	(0.02)	(0.90)	(0.92)	—	$7.90	(10.43)%	1.93%	2.18%	(0.20)%	(0.45)%	58%	$1,425
2014	$8.72	(0.02)	0.14	0.12	(0.02)	$8.82	1.38%	1.95%	2.20%	(0.21)%	(0.46)%	74%	$1,712
2013	$8.23	(0.02)	0.51	0.49	—	$8.72	5.95%	2.13%	2.22%	(0.33)%	(0.42)%	68%	$1,133
2012	$7.30	(0.02)	0.95	0.93	—	$8.23	12.74%	2.24%	2.24%	(0.21)%	(0.21)%	85%	$824
R6 Class
2016	$8.33	0.06	0.46	0.52	(0.04)	$8.81	6.27%	1.03%	1.28%	0.65%	0.40%	59%	$34,065
2015	$9.25	0.07	(0.95)	(0.88)	(0.04)	$8.33	(9.58)%	1.08%	1.33%	0.65%	0.40%	58%	$24,965
2014	$9.09	—(3)	0.20	0.20	(0.04)	$9.25	2.23%	1.10%	1.35%	0.64%	0.39%	74%	$15,174
2013(4)	$8.46	—(3)	0.63	0.63	—	$9.09	7.45%	1.12%(5)	1.37%(5)	0.14%(5)	(0.11)%(5)	68%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

31

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

32

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $9,705,269 and foreign taxes paid of $1,089,807, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2016 are $0.1415 and $0.0159, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91030 1701

Annual Report

November 30, 2016

Emerging Markets Small Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the approximately eight-month period from the fund’s inception to November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Period of Populist, Anti-Globalization Political Surprises

The reporting period produced mixed investment results under unsettled economic and market conditions, triggered in part by Brexit (the U.K.’s unexpected vote to leave the European Union) and Donald Trump’s victory in the U.S. presidential election. These market-moving political events were eye-opening manifestations of populist and anti-globalization political movements influenced partly by lingering economic weakness and extreme central bank monetary stimulus since the world-wide Great Recession nearly a decade ago. Years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for Brexit, then propelling Trump to victory.

Meanwhile, the global economy continued to rebound from its setbacks during the first six weeks of 2016, when concerns about China’s growth and plummeting oil prices affected the global economic outlook. China appeared to stabilize, and oil prices retraced some of their losses on signs that the major oil-producing countries might be able to cooperate on restricting crude oil supplies. Furthermore, major central banks, particularly in Europe and Japan, continued to provide massive monetary stimulus, supporting economic growth and investment returns. However, Trump’s win, rising U.S. interest rates, strength in the U.S. dollar, and concerns about proposed immigration restrictions and tariffs under the new Trump administration dampened the mood in non-U.S. markets.

Looking ahead, Trump’s victory unleashed potentially far-reaching ramifications that are still unfolding. What’s clear is that his policy proposals and unpredictable nature make uncertainty more certain, which could trigger bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2016
	Ticker Symbol	Since Inception	Inception Date
Investor Class	AECVX	4.50%	4/7/16
MSCI Emerging Markets Small Cap Index	—	2.38%	—
Institutional Class	AECSX	4.60%	4/7/16
A Class	AECLX		4/7/16
No sales charge		4.30%
With sales charge		-1.70%
C Class	AECHX		4/7/16
No sales charge		3.80%
With sales charge		2.80%
R Class	AECMX	4.10%	4/7/16
R6 Class	AECTX	4.70%	4/7/16
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made April 7, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $10,450

MSCI Emerging Markets Small Cap Index — $10,238

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.61%	1.41%	1.86%	2.61%	2.11%	1.26%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro, Anthony Han, and Sherwin Soo

Performance Summary

Emerging Markets Small Cap gained 4.50%* since its inception on April 7, 2016, through November 30, 2016. The portfolio’s benchmark, the MSCI Emerging Markets Small Cap Index, gained 2.38% for the same period.

The fund outperformed its benchmark during the period, primarily due to stock selection in the information technology sector. Holdings in the energy sector also contributed to results. Conversely, relative gains were limited by investments in the consumer discretionary and real estate sectors. Regionally, stock selection in China and an underweight position relative to the fund's benchmark in South Korea contributed to performance while investments in the Philippines and an underweight position in India detracted.

Information Technology Holdings Contributed

Leading sector contribution came primarily from the information technology sector, where standout performers included China-based microblogging website Weibo and Taiwan-based fingerprint sensor manufacturer Egis Technology. Weibo, a portfolio-only holding, benefited from the increasing budget shift among advertisers to mobile/social/video platforms. Strong user engagement and targeted marketing have helped the company capture many of these new advertising dollars, thereby improving the growth outlook for Weibo’s brand ad revenue. Egis Technology’s stock gained as a result of strong fingerprint sensor shipments. Its sensors are used in smartphones, and it is a key supplier to Samsung. The company plans to enter the Chinese market, which we believe will support future growth.

Other holdings that contributed to relative gains included Thailand-based KCE Electronics and Taiwan-based Hermes Microvision. KCE Electronics, an electronic circuit manufacturer specializing in circuit boards for the automobile industry, enjoyed strong earnings growth, driven primarily by improvements in operating efficiency and product mix. The company continued to experience strong demand for its circuit boards due to the increased use of electronics in cars and rising safety regulations. Portfolio-only holding Hermes Microvision, a developer of e-beam inspection tools for semiconductor manufacturing, saw an improvement in sales throughout the year as customers migrated to 10 nanometer and upgraded to DRAM and NAND. We sold the stock in order to lock in gains.

Stock Selection in the Consumer Discretionary Sector Detracted

Leading sector detraction came from the consumer discretionary sector, where poor performers included Taiwan-based Tung Thih Electronic, a manufacturer of electrical equipment for the automobile industry. In October, the company reported lower-than-expected operating profit and a slowdown in U.S. and Chinese automobile sales. Another weak consumer discretionary holding was Taiwan-based Eclat Textile, a manufacturer of knitted fabrics and knitwear. Macroeconomic headwinds contributed to lower-than-expected apparel spending in North America and reduced growth guidance by major U.S. customers, including Under Armour and Nike. Against this challenging backdrop, Eclat Textile’s stock struggled. We exited our positions in both stocks.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Significant individual detractors also included Poland-based discount warehouse operator Eurocash. A slowdown in the Polish food market weighed heavily on the portfolio-only holding. Further pressuring the stock was increased concern among investors who believe that, given the company’s low organic growth, Eurocash lacks growth catalysts. We became uncomfortable with the company’s low revenue growth and declining margins and consequently liquidated our position in the stock.

Outlook

Emerging markets are reacting to uncertainty after the U.S. presidential election. The potential for higher inflation, a stronger U.S. dollar, and disruption in trade is clouding the near-term outlook for emerging markets’ stocks and currencies. However, we believe growth rate differentials continue to improve versus developed markets. Emerging markets’ central banks still have room to cut interest rates to spur growth, earnings growth is improving, and data, such as Purchasing Managers’ Index (PMI), suggest economic confidence is strengthening. In our view, stock valuations remain attractive relative to developed markets given strong fundamentals. While performance will vary country by country, several markets appear positioned to improve in 2017. Notably, Brazil and Russia are recovering from a recession, and India and China look to be successfully implementing economic reforms.

We expect volatility in emerging markets to continue through the remainder of 2016 and believe asset prices will fluctuate with the path of U.S. interest rates, expectations around China’s economy, the behavior of global commodity prices, and by president-elect Donald Trump’s approach to U.S. trade with the rest of the world. Looking ahead, we remain constructive on emerging markets in 2017 given the prospects of improving global growth and better valuations.

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
iShares MSCI India Small-Cap ETF	5.0%
SINA Corp.	2.4%
Weibo Corp. ADR	2.1%
X5 Retail Group NV GDR	1.9%
TAL Education Group ADR	1.9%
KCE Electronics PCL	1.8%
Egis Technology, Inc.	1.8%
Moscow Exchange MICEX-RTS PJSC	1.7%
Sunny Optical Technology Group Co. Ltd.	1.7%
Estacio Participacoes SA	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	91.6%
Exchange-Traded Funds	5.0%
Rights	—*
Total Equity Exposure	96.6%
Temporary Cash Investments	4.8%
Other Assets and Liabilities	(1.4)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
China	20.6%
South Korea	14.2%
Taiwan	8.6%
Thailand	6.7%
South Africa	6.4%
Indonesia	5.7%
Brazil	5.4%
Mexico	5.0%
Russia	4.6%
Philippines	3.0%
India	2.6%
Malaysia	2.1%
Other Countries	6.7%
Exchange-Traded Funds(1)	5.0%
Cash and Equivalents(2)	3.4%
(1) Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
(2) Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,050.30	$8.20	1.60%
Institutional Class	$1,000	$1,051.30	$7.18	1.40%
A Class	$1,000	$1,049.30	$9.48	1.85%
C Class	$1,000	$1,045.30	$13.29	2.60%
R Class	$1,000	$1,047.30	$10.75	2.10%
R6 Class	$1,000	$1,052.30	$6.41	1.25%
Hypothetical
Investor Class	$1,000	$1,017.00	$8.07	1.60%
Institutional Class	$1,000	$1,018.00	$7.06	1.40%
A Class	$1,000	$1,015.75	$9.32	1.85%
C Class	$1,000	$1,012.00	$13.08	2.60%
R Class	$1,000	$1,014.50	$10.58	2.10%
R6 Class	$1,000	$1,018.75	$6.31	1.25%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 91.6%
Brazil — 5.4%
Estacio Participacoes SA	18,600	$92,283
Linx SA	9,200	48,012
Minerva SA(1)	7,600	27,528
Multiplan Empreendimentos Imobiliarios SA	2,800	48,126
Raia Drogasil SA	4,300	81,994
		297,943
China — 20.6%
AviChina Industry & Technology Co. Ltd., H Shares	72,000	49,847
Beijing Enterprises Water Group Ltd.	100,000	72,326
Brilliance China Automotive Holdings Ltd.	32,000	44,804
China Agri-Industries Holdings Ltd.(1)	144,000	57,923
China Lodging Group Ltd. ADR	1,577	82,603
China Resources Cement Holdings Ltd.	212,000	91,015
Huaneng Renewables Corp. Ltd., H Shares	180,000	58,016
Minth Group Ltd.	18,000	58,944
Nine Dragons Paper Holdings Ltd.	64,000	56,190
Pou Sheng International Holdings Ltd.	285,000	87,082
SIIC Environment Holdings Ltd.(1)	63,200	27,558
SINA Corp.(1)	1,693	130,463
Sunny Optical Technology Group Co. Ltd.	19,000	95,655
TAL Education Group ADR(1)	1,365	104,464
Weibo Corp. ADR(1)	2,289	117,449
		1,134,339
Colombia — 0.8%
Cementos Argos SA	12,956	46,099
Czech — 1.3%
Moneta Money Bank AS(1)	22,236	72,570
Greece — 1.4%
JUMBO SA	5,386	76,606
Hungary — 1.0%
Richter Gedeon Nyrt	2,630	52,524
India — 2.6%
Bharat Financial Inclusion Ltd.(1)	5,159	55,736
Havells India Ltd.	5,727	28,811
Vakrangee Ltd.	13,924	56,216
		140,763
Indonesia — 5.7%
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	349,500	39,972
Cikarang Listrindo Tbk PT	553,600	61,273
Indofood Sukses Makmur Tbk PT	139,800	78,140
Mitra Keluarga Karyasehat Tbk PT	292,600	53,975
Vale Indonesia Tbk PT(1)	319,600	79,708
		313,068
Malaysia — 2.1%
Carlsberg Brewery Malaysia Bhd	15,600	48,414

	Shares	Value
My EG Services Bhd	134,500	$67,762
		116,176
Mexico — 5.0%
Alsea SAB de CV	13,767	40,412
Banregio Grupo Financiero SAB de CV	14,993	80,262
Gentera SAB de CV	39,000	61,715
Grupo Aeroportuario del Centro Norte SAB de CV	12,151	57,277
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	4,483	38,272
		277,938
Philippines — 3.0%
CEMEX Holdings Philippines, Inc.(1)	342,000	73,166
DoubleDragon Properties Corp.(1)	41,800	36,943
Puregold Price Club, Inc.	67,600	52,700
		162,809
Russia — 4.6%
Moscow Exchange MICEX-RTS PJSC	51,545	95,960
X5 Retail Group NV GDR(1)	3,534	106,020
Yandex NV, A Shares(1)	2,813	53,475
		255,455
South Africa — 6.4%
Capitec Bank Holdings Ltd.	1,711	79,037
Dis-Chem Pharmacies Ltd.(1)	37,126	54,328
Discovery Holdings Ltd.	6,941	54,936
Petra Diamonds Ltd.	43,321	89,327
Sappi Ltd.(1)	12,298	72,770
		350,398
South Korea — 14.2%
CJ Korea Express Corp.(1)	309	48,634
Cosmax, Inc.	433	38,520
Duk San Neolux Co. Ltd.(1)	2,612	66,359
GS Retail Co. Ltd.	1,795	72,626
HS Industries Co. Ltd.	6,236	49,342
Hyundai Marine & Fire Insurance Co. Ltd.	1,348	41,972
Innocean Worldwide, Inc.	1,081	57,515
Jusung Engineering Co. Ltd.(1)	9,671	76,438
Kumho Petrochemical Co. Ltd.	889	55,513
Medy-Tox, Inc.	285	80,011
Seegene, Inc.(1)	2,622	72,332
SK Materials Co. Ltd.	433	56,669
Wonik Materials Co. Ltd.(1)	1,155	64,416
		780,347
Taiwan — 8.6%
Chroma ATE, Inc.	28,000	69,400
Egis Technology, Inc.(1)	11,000	97,151
Green Seal Holding Ltd.	11,000	49,697
Hota Industrial Manufacturing Co. Ltd.	12,000	46,121
Nien Made Enterprise Co. Ltd.	5,000	56,004
Taiwan Paiho Ltd.	24,000	72,965
Vanguard International Semiconductor Corp.	43,000	81,081
		472,419

	Shares	Value
Thailand — 6.7%
CH Karnchang PCL	87,900	$77,604
Digital Telecommunications Infrastructure Fund	122,300	48,674
KCE Electronics PCL	29,800	100,643
Minor International PCL	22,800	23,963
Sino-Thai Engineering & Construction PCL	78,700	63,967
Srisawad Power 1979 PCL	45,635	52,440
		367,291
Turkey — 0.9%
Tofas Turk Otomobil Fabrikasi AS	4,774	29,791
Ulker Biskuvi Sanayi AS	4,455	22,368
		52,159
United Kingdom — 1.3%
Tullow Oil plc(1)	19,583	72,968
TOTAL COMMON STOCKS (Cost $4,672,937)		5,041,872
EXCHANGE-TRADED FUNDS — 5.0%
iShares MSCI India Small-Cap ETF (Cost $244,801)	8,248	277,298
RIGHTS†
Personal Products
Cosmax, Inc.(1) (Cost $—)	40	679
TEMPORARY CASH INVESTMENTS — 4.8%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $267,446), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $261,001)		261,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	223	223
TOTAL TEMPORARY CASH INVESTMENTS (Cost $261,223)		261,223
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $5,178,961)		5,581,072
OTHER ASSETS AND LIABILITIES — (1.4)%		(77,383)
TOTAL NET ASSETS — 100.0%		$5,503,689

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	18.0%
Consumer Discretionary	15.7%
Materials	15.4%
Consumer Staples	11.6%
Financials	11.6%
Industrials	6.7%
Health Care	4.8%
Utilities	4.0%
Real Estate	1.6%
Energy	1.3%
Telecommunication Services	0.9%
Exchange-Traded Funds	5.0%
Cash and Equivalents*	3.4%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $5,178,961)	$5,581,072
Foreign currency holdings, at value (cost of $178,018)	177,674
Receivable for investments sold	25,935
Receivable for capital shares sold	67
Dividends and interest receivable	3,130
5,787,878

Liabilities
Payable for investments purchased	275,978
Accrued management fees	7,054
Distribution and service fees payable	1,157
284,189

Net Assets	$5,503,689

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,285,902
Undistributed net investment income	4,335
Accumulated net realized loss	(188,223)
Net unrealized appreciation	401,675
$5,503,689

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,373,250	227,138	$10.45
Institutional Class, $0.01 Par Value	$627,715	60,000	$10.46
A Class, $0.01 Par Value	$1,043,438	100,028	$10.43*
C Class, $0.01 Par Value	$1,038,087	100,000	$10.38
R Class, $0.01 Par Value	$211,758	20,333	$10.41
R6 Class, $0.01 Par Value	$209,441	20,000	$10.47
*Maximum offering price $11.07 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

FOR THE PERIOD ENDED NOVEMBER 30, 2016(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,074)	$76,590
Interest	235
76,825

Expenses:
Management fees	54,887
Distribution and service fees:
A Class	1,705
C Class	6,801
R Class	684
Directors' fees and expenses	101
64,178

Net investment income (loss)	12,647

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(188,223)
Foreign currency transactions	(11,613)
(199,836)

Change in net unrealized appreciation (depreciation) on:
Investments	402,111
Translation of assets and liabilities in foreign currencies	(436)
401,675

Net realized and unrealized gain (loss)	201,839

Net Increase (Decrease) in Net Assets Resulting from Operations	$214,486

(1)	April 7, 2016 (fund inception) through November 30, 2016.

See Notes to Financial Statements.

Statement of Changes in Net Assets

PERIOD ENDED NOVEMBER 30, 2016(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,647
Net realized gain (loss)	(199,836)
Change in net unrealized appreciation (depreciation)	401,675
Net increase (decrease) in net assets resulting from operations	214,486

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	5,289,203

Net increase (decrease) in net assets	5,503,689

Net Assets
End of period	$5,503,689

Undistributed net investment income	$4,335

(1)	April 7, 2016 (fund inception) through November 30, 2016.

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on April 7, 2016, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 95% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.60% for the Investor Class, A Class, C Class and R Class, 1.40% for the Institutional Class and 1.25% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period April 7, 2016 (fund inception) through November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period April 7, 2016 (fund inception) through November 30, 2016 were $7,997,849 and $2,724,093, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended November 30, 2016(1)
	Shares	Amount
Investor Class/Shares Authorized	50,000,000
Sold	236,567	$2,387,142
Redeemed	(9,429)	(101,758)
	227,138	2,285,384
Institutional Class/Shares Authorized	50,000,000
Sold	60,000	600,000
A Class/Shares Authorized	50,000,000
Sold	100,028	1,000,309
C Class/Shares Authorized	50,000,000
Sold	100,000	1,000,000
R Class/Shares Authorized	50,000,000
Sold	20,378	203,997
Redeemed	(45)	(487)
	20,333	203,510
R6 Class/Shares Authorized	50,000,000
Sold	20,000	200,000
Net increase (decrease)	527,499	$5,289,203

(1)	April 7, 2016 (fund inception) through November 30, 2016.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$434,979	$699,360	—
Russia	53,475	201,980	—
Other Countries	—	3,652,078	—
Exchange-Traded Funds	277,298	—	—
Rights	—	679	—
Temporary Cash Investments	223	261,000	—
	$765,975	$4,815,097	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

On December 20, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2016:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0876	$0.1081	$0.0619	—	$0.0362	$0.1236

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period April 7, 2016 (fund inception) through November 30, 2016.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,212,953
Gross tax appreciation of investments	$627,420
Gross tax depreciation of investments	(259,301)
Net tax appreciation (depreciation) of investments	368,119
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(438)
Net tax appreciation (depreciation)	$367,681
Undistributed ordinary income	$38,329
Accumulated short-term capital losses	$(188,223)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016(4)	$10.00	0.04	0.41	0.45	$10.45	4.50%	1.60%(5)	0.59%(5)	51%	$2,373
Institutional Class
2016(4)	$10.00	0.05	0.41	0.46	$10.46	4.60%	1.40%(5)	0.79%(5)	51%	$628
A Class
2016(4)	$10.00	0.02	0.41	0.43	$10.43	4.30%	1.85%(5)	0.34%(5)	51%	$1,043
C Class
2016(4)	$10.00	(0.03)	0.41	0.38	$10.38	3.80%	2.60%(5)	(0.41)%(5)	51%	$1,038
R Class
2016(4)	$10.00	0.01	0.40	0.41	$10.41	4.10%	2.10%(5)	0.09%(5)	51%	$212
R6 Class
2016(4)	$10.00	0.06	0.41	0.47	$10.47	4.70%	1.25%(5)	0.94%(5)	51%	$209

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	April 7, 2016 (fund inception) through November 30, 2016.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Small Cap Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations, changes in net assets, and the financial highlights for the period from April 7, 2016 (commencement date) through November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Small Cap Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 7, 2016 (commencement date) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $77,325 and foreign taxes paid of $5,670, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding shares on November 30, 2016 are $0.1466 and $0.0107, respectively.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91033 1701

Annual Report

November 30, 2016

Focused International Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the approximately eight-month period from the fund’s inception to November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Period of Populist, Anti-Globalization Political Surprises

The reporting period produced mixed investment results under unsettled economic and market conditions, triggered in part by Brexit (the U.K.’s unexpected vote to leave the European Union) and Donald Trump’s victory in the U.S. presidential election. These market-moving political events were eye-opening manifestations of populist and anti-globalization political movements influenced partly by lingering economic weakness and extreme central bank monetary stimulus since the world-wide Great Recession nearly a decade ago. Years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for Brexit, then propelling Trump to victory.

Meanwhile, the global economy continued to rebound from its setbacks during the first six weeks of 2016, when concerns about China’s growth and plummeting oil prices affected the global economic outlook. China appeared to stabilize, and oil prices retraced some of their losses on signs that the major oil-producing countries might be able to cooperate on restricting crude oil supplies. Furthermore, major central banks, particularly in Europe and Japan, continued to provide massive monetary stimulus, supporting economic growth and investment returns. However, Trump’s win, rising U.S. interest rates, strength in the U.S. dollar, and concerns about proposed immigration restrictions and tariffs under the new Trump administration dampened the mood in non-U.S. markets.

Looking ahead, Trump’s victory unleashed potentially far-reaching ramifications that are still unfolding. What’s clear is that his policy proposals and unpredictable nature make uncertainty more certain, which could trigger bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
	Ticker Symbol	Since Inception	Inception Date
Investor Class	AFCNX	-2.50%	3/29/16
MSCI ACWI ex-U.S. Index	—	4.04%	—
Institutional Class	AFCSX	-2.40%	3/29/16
A Class	AFCLX		3/29/16
No sales charge		-2.70%
With sales charge		-8.29%
C Class	AFCHX		3/29/16
No sales charge		-3.20%
With sales charge		-4.17%
R Class	AFCWX	-2.80%	3/29/16
R6 Class	AFCMX	-2.30%	3/29/16

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $9,750

MSCI ACWI ex-U.S. Index — $10,404

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.24%	1.04%	1.49%	2.24%	1.74%	0.89%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Raj Gandhi and James Gendelman
Performance Summary
Focused International Growth declined -2.50%* for the period beginning March 29, 2016 (fund inception) through November 30, 2016. The portfolio’s benchmark, the MSCI ACWI ex-U.S. Index, increased 4.04% for the same period.
Non-U.S. developed market stocks increased slightly during the fund’s operating period, sharply lagging returns provided by U.S.-based equities. Among non-U.S. stocks, the Far East region fared the best, and those based in Europe sharply lagged. Returns for emerging markets and Asia Pacific were positive but less robust. Over the last eight months, our process faced a number of headwinds that meaningfully impacted results:
(1) The strongest driver of stock price performance has been dividend yield; current income is not a key consideration in our process;
(2) Value stocks strongly outperformed growth stocks. From the beginning of the fourth quarter to the end of the plan year (September 30, 2016 through November 30, 2016), the MSCI EAFE Value Index returned -0.70% and MSCI EAFE Growth Index returned -7.81%, a difference of 711 basis points. MSCI EAFE Value Index also outperformed MSCI EAFE Growth Index for the since inception period (March 29, 2016-November 30, 2016) by 786 basis points.
(3) The scarcity of growth around the globe has led to a continuation of central bank policy characterized by abnormally low interest rates. This has led to uncertainty and volatility for stocks and helped more defensive securities outperform;
(4) The degree of intra-stock correlation has increased. As a result, the market has not been differentiating among securities based on earnings or fundamentals; and
(5) Currency volatility has been high, causing currency effects to have a larger-than-normal impact on relative returns.
In addition, the uncertainty associated with the U.K.’s late June Brexit vote (the June 23, 2016, referendum whereby British citizens voted to exit the European Union) triggered a sharp market correction that spilled into the beginning of July, with most equity markets continuing to decline. Subsequently, a combination of better-than-expected earnings and the realization that the aftermath of Brexit would not be as bad as originally feared, led to a rerating of stocks and a market turnaround. Markets recovered some of their Brexit-related losses, finishing lower for the year but well above their lowest levels.
Overall, the fund lagged its benchmark primarily due to stock selection in the financials, consumer discretionary, information technology, and materials sectors. Regionally, stock selection in Japan and the U.K. and positioning in Canada also contributed to the fund’s underperformance.
Japanese Firms Are Among Top Detractors
On an individual stock basis, two Japan-based companies were among the fund’s leading detractors. Snack food company Calbee traded lower on concerns over the weather impact on

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

potato crops in Japan. After posting strong second-quarter results in October, Ryohin Keikaku, a retailer of household and consumer goods, detracted in the third calendar quarter. Negatives for the stock included a one-month slowdown in comparable store sales and a weakening yen, which pressured consumer-oriented domestic stocks.
Another detractor was Mexico-based Alsea, a franchiser of Starbucks, Chili’s, and other restaurant chains. After a strong run of performance, the portfolio-only holding was weak due to concerns about Mexico, particularly as it related to U.S. presidential campaign rhetoric on trade policy. The company continues to post strong results, and its business fundamentals remain solid.
A position in Italy-based bank Intesa Sanpaolo, which declined due to concerns over weakness in the Italian banking sector and the fear that regulators may force it to take over a lower-quality bank, also hurt returns. Despite signs of improving fundamentals, we believe uncertainty around the role of healthy banks such as Intesa in the government’s plan to “bail out” unprofitable banks could pressure the stock; we exited the position.

Companies Benefiting from Changing Consumer Behavior Were Main Contributors
Strong stock selection in industrials and health care and having no exposure in telecommunication services benefited performance. Regionally, stock selection in Sweden and the Netherlands and holding no positions in Spain aided results.
Leading individual contributors included companies benefiting from the ongoing shift in consumer behavior from offline to online. Tencent Holdings, a social media and online gaming company headquartered in China, benefited from the continued shift in global advertising spending away from traditional media, such as television and newspapers, to online and mobile. These trends have boosted Tencent’s advertising revenues and enabled it to deliver consistently strong financial results. Tencent is also benefiting from the transition of games from PC to mobile. In addition, Zalando, an online apparel company headquartered in Germany, enjoyed better-than-expected earnings growth and considerable improvement in margins during its third quarter. The company also reported that its investments in new markets are reaping rewards.
Other contributors included U.K.-based Ashtead Group, an international equipment rental company servicing the U.S. and the U.K. U.S. election results improved investor confidence in the U.S. nonresidential construction cycle. The company also continues to report stronger-than-expected revenue and earnings per share growth.
Outlook
Portfolio positioning is determined by bottom-up stock selection. We focused on businesses exhibiting accelerating, sustainable growth where the Street is underestimating the company's earnings power. The complexion of the consumer discretionary sector has changed. We are finding opportunities in companies that have positioned themselves to profit from the continued shift in consumer behavior from offline to online commerce. We also favor those that are benefiting from the proliferation of smartphones and the subsequent expansion of content-driven applications and digital advertising development. We remain underweight financials relative to the fund's benchmark, but have added slightly to our positions as the steepening of the yield curve should lead to improved net interest margins. Our process has identified improvement in the materials sector driven by stabilization of the supply/demand balance, better pricing, and a stronger outlook for residential construction in both Europe and the U.S.

6

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
AIA Group Ltd.	3.9%
TOTAL SA	3.9%
Tencent Holdings Ltd.	3.6%
Shire plc	3.5%
Alibaba Group Holding Ltd. ADR	3.3%
Lundin Petroleum AB	3.1%
Zalando SE	3.1%
Weir Group plc (The)	3.0%
ORIX Corp.	3.0%
Roche Holding AG	2.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Exchange-Traded Funds	1.0%
Total Equity Exposure	98.6%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.2%

Investments by Country	% of net assets
United Kingdom	22.4%
Japan	11.1%
France	10.4%
Germany	8.9%
China	6.9%
Mexico	4.6%
Hong Kong	3.9%
India	3.8%
Sweden	3.1%
Switzerland	2.9%
Portugal	2.6%
Denmark	2.5%
Belgium	2.4%
Indonesia	2.3%
Austria	2.3%
Other Countries	7.5%
Exchange-Traded Funds	1.0%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$950.30	$6.05	1.24%
Institutional Class	$1,000	$951.30	$5.07	1.04%
A Class	$1,000	$949.30	$7.26	1.49%
C Class	$1,000	$945.30	$10.89	2.24%
R Class	$1,000	$948.30	$8.48	1.74%
R6 Class	$1,000	$952.20	$4.34	0.89%
Hypothetical
Investor Class	$1,000	$1,018.80	$6.26	1.24%
Institutional Class	$1,000	$1,019.80	$5.25	1.04%
A Class	$1,000	$1,017.55	$7.52	1.49%
C Class	$1,000	$1,013.80	$11.28	2.24%
R Class	$1,000	$1,016.30	$8.77	1.74%
R6 Class	$1,000	$1,020.55	$4.50	0.89%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 97.6%
Australia — 1.7%
Fortescue Metals Group Ltd.	19,720	$85,480
Austria — 2.3%
Erste Group Bank AG	4,060	112,911
Belgium — 2.4%
KBC Group NV	1,980	118,733
Brazil — 1.3%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	13,300	65,319
China — 6.9%
Alibaba Group Holding Ltd. ADR(1)	1,780	167,355
Tencent Holdings Ltd.	7,200	179,803
		347,158
Denmark — 2.5%
Pandora A/S	1,030	122,582
France — 10.4%
Kering	490	106,462
TOTAL SA	4,110	195,823
Valeo SA	1,760	98,135
Vivendi SA	6,230	118,786
		519,206
Germany — 8.9%
adidas AG	710	104,596
Fresenius Medical Care AG & Co. KGaA	1,130	88,146
Infineon Technologies AG	3,640	60,877
Symrise AG	676	40,917
Zalando SE(1)	4,100	152,805
		447,341
Hong Kong — 3.9%
AIA Group Ltd.	32,200	196,359
India — 3.8%
HDFC Bank Ltd. ADR	1,360	87,747
Tata Motors Ltd. ADR	3,080	101,856
		189,603
Indonesia — 2.3%
Bank Mandiri Persero Tbk PT	150,800	116,835
Ireland — 1.6%
Ryanair Holdings plc ADR(1)	980	78,243
Japan — 11.1%
Calbee, Inc.	3,100	96,600
Komatsu Ltd.	3,900	89,774
LINE Corp.(1)	2,100	80,949
ORIX Corp.	9,600	149,490
Ryohin Keikaku Co. Ltd.	700	137,241
		554,054
Mexico — 4.6%
Alsea SAB de CV	38,370	112,634

10

	Shares	Value
Cemex SAB de CV ADR(1)	15,003	$117,173
		229,807
Portugal — 2.6%
Jeronimo Martins SGPS SA	8,160	128,947
Russia — 1.8%
X5 Retail Group NV GDR(1)	3,030	90,900
South Korea — 1.1%
Amorepacific Corp.	200	56,114
Sweden — 3.1%
Lundin Petroleum AB(1)	8,230	155,091
Switzerland — 2.9%
Roche Holding AG	650	144,935
United Kingdom — 22.4%
Admiral Group plc	1,133	26,949
Ashtead Group plc	6,930	135,872
Auto Trader Group plc	16,220	81,117
London Stock Exchange Group plc	3,420	117,590
Reckitt Benckiser Group plc	1,260	106,619
Shire plc	2,960	172,585
St. James's Place plc	7,290	85,740
Weir Group plc (The)	6,660	150,660
Wolseley plc	2,280	132,510
Worldpay Group plc	32,260	108,659
		1,118,301
TOTAL COMMON STOCKS (Cost $4,874,916)		4,877,919
EXCHANGE-TRADED FUNDS — 1.0%
iShares MSCI ACWI ex US ETF (Cost $53,082)	1,300	51,896
TEMPORARY CASH INVESTMENTS — 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $58,586)	58,586	58,586
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $4,986,584)		4,988,401
OTHER ASSETS AND LIABILITIES — 0.2%		9,759
TOTAL NET ASSETS — 100.0%		$4,998,160

11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	21.6%
Consumer Discretionary	21.2%
Information Technology	13.5%
Industrials	11.8%
Consumer Staples	9.5%
Health Care	8.2%
Energy	7.0%
Materials	4.8%
Exchange-Traded Funds	1.0%
Cash and Equivalents*	1.4%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $4,986,584)	$4,988,401
Foreign currency holdings, at value (cost of $9)	9
Receivable for investments sold	8,601
Receivable for capital shares sold	13
Dividends and interest receivable	7,191
5,004,215

Liabilities
Accrued management fees	4,966
Distribution and service fees payable	1,089
6,055

Net Assets	$4,998,160

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,132,655
Undistributed net investment income	16,781
Accumulated net realized loss	(152,744)
Net unrealized appreciation	1,468
$4,998,160

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,074,057	212,715	$9.75
Institutional Class, $0.01 Par Value	$585,809	60,000	$9.76
A Class, $0.01 Par Value	$978,174	100,491	$9.73*
C Class, $0.01 Par Value	$968,495	100,000	$9.68
R Class, $0.01 Par Value	$196,159	20,186	$9.72
R6 Class, $0.01 Par Value	$195,466	20,000	$9.77
*Maximum offering price $10.32 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

FOR THE PERIOD ENDED NOVEMBER 30, 2016(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,146)	$62,098
Interest	205
62,303

Expenses:
Management fees	41,473
Distribution and service fees:
A Class	1,709
C Class	6,800
R Class	684
Directors' fees and expenses	111
50,777

Net investment income (loss)	11,526

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(152,744)
Foreign currency transactions	1,930
(150,814)

Change in net unrealized appreciation (depreciation) on:
Investments	1,817
Translation of assets and liabilities in foreign currencies	(349)
1,468

Net realized and unrealized gain (loss)	(149,346)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(137,820)

(1)	March 29, 2016 (fund inception) through November 30, 2016.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

PERIOD ENDED NOVEMBER 30, 2016(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,526
Net realized gain (loss)	(150,814)
Change in net unrealized appreciation (depreciation)	1,468
Net increase (decrease) in net assets resulting from operations	(137,820)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	5,135,980

Net increase (decrease) in net assets	4,998,160

Net Assets
End of period	$4,998,160

Undistributed net investment income	$16,781

(1)	March 29, 2016 (fund inception) through November 30, 2016.

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on March 29, 2016, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 97% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.23% for the Investor Class, A Class, C Class and R Class, 1.03% for the Institutional Class and 0.88% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period March 29, 2016 (fund inception) through November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period March 29, 2016 (fund inception) through November 30, 2016 were $7,488,528 and $2,407,786, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended November 30, 2016(1)
	Shares	Amount
Investor Class/Shares Authorized	50,000,000
Sold	220,924	$2,212,252
Redeemed	(8,209)	(83,202)
	212,715	2,129,050
Institutional Class/Shares Authorized	50,000,000
Sold	60,000	600,000
A Class/Shares Authorized	50,000,000
Sold	100,491	1,005,000
C Class/Shares Authorized	50,000,000
Sold	100,000	1,000,000
R Class/Shares Authorized	50,000,000
Sold	20,203	202,104
Redeemed	(17)	(174)
	20,186	201,930
R6 Class/Shares Authorized	50,000,000
Sold	20,000	200,000
Net increase (decrease)	513,392	$5,135,980

(1)	March 29, 2016 (fund inception) through November 30, 2016.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$167,355	$179,803	—
India	189,603	—	—
Ireland	78,243	—	—
Mexico	117,173	112,634	—
Other Countries	—	4,033,108	—
Exchange-Traded Funds	51,896	—	—
Temporary Cash Investments	58,586	—	—
	$662,856	$4,325,545	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 20, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2016:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0750	$0.0946	$0.0506	—	$0.0262	$0.1092

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period March 29, 2016 (fund inception) through November 30, 2016.

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As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,998,167
Gross tax appreciation of investments	$246,591
Gross tax depreciation of investments	(256,357)
Net tax appreciation (depreciation) of investments	(9,766)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(349)
Net tax appreciation (depreciation)	$(10,115)
Undistributed ordinary income	$26,012
Accumulated short-term capital losses	$(150,392)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions.  Compliance with the amendments is effective on August 1, 2017.  Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

21

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016(3)	$10.00	0.04	(0.29)	(0.25)	$9.75	(2.50)%	1.23%(4)	0.56%(4)	47%	$2,074
Institutional Class
2016(3)	$10.00	0.05	(0.29)	(0.24)	$9.76	(2.40)%	1.03%(4)	0.76%(4)	47%	$586
A Class
2016(3)	$10.00	0.02	(0.29)	(0.27)	$9.73	(2.70)%	1.48%(4)	0.31%(4)	47%	$978
C Class
2016(3)	$10.00	(0.03)	(0.29)	(0.32)	$9.68	(3.20)%	2.23%(4)	(0.44)%(4)	47%	$968
R Class
2016(3)	$10.00	—(5)	(0.28)	(0.28)	$9.72	(2.80)%	1.73%(4)	0.06%(4)	47%	$196
R6 Class
2016(3)	$10.00	0.06	(0.29)	(0.23)	$9.77	(2.30)%	0.88%(4)	0.91%(4)	47%	$195

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 29, 2016 (fund inception) through November 30, 2016.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations, changes in net assets, and the financial highlights for the period from March 29, 2016 (commencement date) through November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focused International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 29, 2016 (commencement date) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $68,244 and foreign taxes paid of $6,097, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2016 are $0.1329 and $0.0119, respectively.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91034 1701

Annual Report

November 30, 2016

Global Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Year of Surprises: China, Oil, Brexit, Trump

A year ago, we predicted increased market volatility in 2016. Volatility occurred, but not for the reasons we suggested. We expected the Federal Reserve (the Fed)—which in December 2015 raised its short-term interest rate target for the first time since 2006—to raise it three to four more times in 2016 as U.S. economic growth improved. We thought the shift in rate policy would contribute to unsettled conditions as inflation expectations grew, borrowing costs increased, the U.S. dollar strengthened, and bond prices weakened.

Instead, global and U.S. growth largely languished in the first half of 2016 as concerns about China’s growth and plummeting oil prices affected the global economic outlook. The Fed left its target unchanged for 11 months to avoid putting further stress on the global economy and markets. Meanwhile, years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union, then propelling Donald Trump to victory. These unexpected populist political results unsettled the markets.

Despite these challenges, and with the continued support of central bank monetary stimulus, broad market index returns for the full reporting period were mostly positive, though they skewed negative in non-U.S. developed equity markets. Looking ahead, Trump’s win shifted the market outlook, unleashing potentially far-reaching ramifications that are still unfolding. What’s clear is that Trump’s policy proposals and his unpredictable nature make uncertainty more certain, which could trigger further bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	-3.24%	9.07%	4.57%	—	12/1/98
MSCI World Index	—	3.15%	9.87%	3.79%	—	—
Institutional Class	AGGIX	-3.07%	9.30%	4.78%	—	8/1/00
A Class	AGGRX					2/5/99
No sales charge		-3.52%	8.80%	4.31%	—
With sales charge		-9.08%	7.53%	3.69%	—
C Class	AGLCX	-4.23%	7.98%	3.53%	—	3/1/02
R Class	AGORX	-3.73%	8.55%	4.05%	—	7/29/05
R6 Class	AGGDX	-2.91%	—	—	5.32%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $15,644

MSCI World Index — $14,505

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.08%	0.88%	1.33%	2.08%	1.58%	0.73%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Creveling, Brent Puff, and Ted Harlan

Performance Summary

Global Growth declined -3.24%* for the 12 months ended November 30, 2016, underperforming its benchmark, the MSCI World Index, which returned 3.15%. During the majority of this year, stock market performance was dominated by exogenous events such as monetary policy and political risk rather than the direction and change in corporate earnings. Such a market environment, which runs contrary to our approach, combined with some disappointing stock selection to drive underperformance this year. In addition, the underperformance of growth stocks compared with value stocks added to headwinds on a relative basis.

On a sector basis, security selection in the financials and consumer discretionary sectors weighed on relative results, while materials and real estate sector investments contributed favorably to performance. Geographically, the fund’s underperformance was driven primarily by stock selection in the U.S. and the U.K. Positioning in Italy also dampened results. Conversely, positioning in select emerging markets countries not represented in the benchmark helped to bolster relative performance.

Financial Services Sector Drove Underperformance

Leading sector detraction came primarily from the financials sector. Our underweight to U.S. banks such as JPMorgan Chase & Co. and Bank of America negatively impacted relative returns. Those banks performed strongly, especially in November, as investors weighed the impact of the U.S. elections on the future trajectory of U.S. interest rates. The portfolio was also negatively impacted by the weak performance of two European banks: Royal Bank of Scotland and Intesa Sanpaolo. The stock of U.K.-based Royal Bank of Scotland declined on growing concern about the impact of slowing U.K. economic growth on its earnings. In addition, the bank’s profits remain pressured by higher-than-expected costs associated with ongoing restructuring of the investment banking division and repayment of debt from the 2008 financial crisis. Negative interest rates and uncertainty around the health of the entire Italian banking sector also weighed heavily on Italy-based Intesa Sanpaolo’s stock price. We have liquidated our positions in both stocks. We also exited our position in U.S.-based peer-to-peer lender LendingClub. The stock declined following a breakdown in corporate governance.

Another area of relative weakness was the consumer discretionary sector, where U.S.-based Harman International Industries led declines. Shares were weaker after the company reported earnings that missed consensus expectations. Earnings have been negatively impacted by the strong U.S. dollar and weak demand at Harman’s professional division. We have since exited this position.

Materials Holdings Contributed to Relative Gains

The fund’s outperformance in the materials sector was driven by U.S.-based Martin Marietta Materials. The manufacturer of cement and aggregates continued to benefit from volume and pricing growth, as construction activity in the U.S. remains robust. U.S. president-elect Donald Trump’s promise of increased infrastructure spending in the U.S. further lifted the stock. Mr. Trump has pledged to upgrade roads, bridges, tunnels, and other key infrastructure throughout the U.S.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Top performers also included U.S.-based Ulta Salon, Cosmetics & Fragrance, a chain of beauty stores. Gains in the stock were fueled by strong quarter-over-quarter increases in comparable store sales and earnings per share. Ulta currently has approximately 950 stores and plans to expand to 1,400-1,700 stores in the U.S.

Other significant contributors to relative performance included energy company Pioneer Natural Resources, which rallied with improving oil prices. The U.S.-based oil and gas exploration and production firm also benefited from strong financial results. Other positives for the stock included declining production costs and slightly better-than-expected production volumes.

U.S.-based WhiteWave Foods also contributed substantially to the fund’s results. The consumer packaged food and beverage company’s stock rallied after France-based dairy food giant Danone announced its acquisition of the natural and organic foods manufacturer. We sold our position in the stock to lock in gains.

Outlook

We will continue to focus on companies we believe demonstrate improving, sustainable earnings growth. A number of these companies are in the information technology sector, which ended the period as the fund’s largest overweight. Key holdings in this sector included U.S.-based Alphabet and Facebook, and other companies we think are well positioned to benefit from the transition from offline and traditional advertising to online advertising. Other sector overweights included consumer discretionary, where we remain focused on companies that are benefiting from secular growth trends and long-lasting and durable growth drivers. Examples include Ulta Salon, Cosmetics & Fragrance and U.S.-based The Home Depot. Our overweight position in the health care sector was driven largely by U.S.-based Celgene and other companies we believe will benefit from the accelerating pace of drug innovation. Conversely, we continued to underweight the consumer staples sector based on fewer sector companies that fit our earnings acceleration model in the current uncertain investment environment. Regionally, we maintained overweight positions in the U.S. and Europe based on our ability to identify companies we believe are positioned for ongoing profit acceleration. Exposure to Japan remained limited due to fewer investment opportunities in that market that fit our process. Elsewhere, we remain selective toward emerging markets stocks. Our investments in companies such as Tencent Holdings of China, should continue to deliver revenue and earnings growth despite the perceived potential risk presented by a Trump presidency.

6

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
Alphabet, Inc.(1)	3.8%
Facebook, Inc., Class A	3.1%
Pioneer Natural Resources Co.	2.5%
Martin Marietta Materials, Inc.	2.5%
Adobe Systems, Inc.	2.4%
Home Depot, Inc. (The)	2.2%
EQT Corp.	2.1%
Celgene Corp.	2.1%
Intercontinental Exchange, Inc.	2.1%
Tencent Holdings Ltd.	2.0%
(1)Includes all classes of the issuer held by the fund.

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	61.2%
Foreign Common Stocks	38.5%
Total Common Stocks	99.7%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	—(2)
(2)Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United States	61.2%
France	8.7%
United Kingdom	5.1%
China	3.6%
Hong Kong	3.1%
Japan	2.9%
Switzerland	2.5%
Germany	2.1%
Other Countries	10.5%
Cash and Equivalents(3)	0.3%
(3)Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$985.50	$5.36	1.08%
Institutional Class	$1,000	$986.60	$4.37	0.88%
A Class	$1,000	$984.20	$6.60	1.33%
C Class	$1,000	$980.20	$10.30	2.08%
R Class	$1,000	$983.10	$7.83	1.58%
R6 Class	$1,000	$987.50	$3.63	0.73%
Hypothetical
Investor Class	$1,000	$1,019.60	$5.45	1.08%
Institutional Class	$1,000	$1,020.60	$4.45	0.88%
A Class	$1,000	$1,018.35	$6.71	1.33%
C Class	$1,000	$1,014.60	$10.48	2.08%
R Class	$1,000	$1,017.10	$7.97	1.58%
R6 Class	$1,000	$1,021.35	$3.69	0.73%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 99.7%
Austria — 0.5%
Erste Group Bank AG	88,880	$2,471,793
Belgium — 0.6%
UCB SA	48,290	3,106,635
Brazil — 0.5%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	235,300	1,155,611
CCR SA	281,800	1,225,670
		2,381,281
China — 3.6%
Alibaba Group Holding Ltd. ADR(1)	66,430	6,245,749
China Mobile Ltd.	117,500	1,282,328
Tencent Holdings Ltd.	398,500	9,951,582
		17,479,659
Denmark — 1.0%
Pandora A/S	43,586	5,187,220
France — 8.7%
ArcelorMittal(1)	389,580	2,943,124
Danone SA	57,570	3,621,883
Engie SA	104,150	1,285,966
Kering	23,340	5,071,063
Legrand SA	61,460	3,436,049
Sodexo SA	44,690	4,888,035
Thales SA	33,190	3,240,803
TOTAL SA	174,968	8,336,445
Valeo SA	80,580	4,493,036
Veolia Environnement SA	85,490	1,477,340
Vivendi SA	198,190	3,778,829
		42,572,573
Germany — 2.1%
Fresenius Medical Care AG & Co. KGaA	66,273	5,169,621
Symrise AG	49,290	2,983,426
Zalando SE(1)	53,720	2,002,124
		10,155,171
Hong Kong — 3.1%
AIA Group Ltd.	1,450,800	8,847,140
Hang Seng Bank Ltd.	125,000	2,368,981
Melco Crown Entertainment Ltd. ADR	111,790	2,197,791
Sands China Ltd.	380,000	1,871,463
		15,285,375
Hungary — 0.2%
OTP Bank plc	43,320	1,167,630
India — 1.7%
HDFC Bank Ltd.	255,050	5,082,820
Tata Motors Ltd. ADR	93,280	3,084,770
		8,167,590

10

	Shares	Value
Indonesia — 1.6%
Astra International Tbk PT	5,940,300	$3,309,298
Bank Central Asia Tbk PT	2,652,700	2,799,012
Bank Mandiri Persero Tbk PT	1,189,800	921,815
Bank Rakyat Indonesia Persero Tbk PT	861,700	693,048
		7,723,173
Ireland — 1.9%
CRH plc	286,145	9,551,511
Israel — 0.6%
Mobileye NV(1)	80,791	3,007,849
Japan — 2.9%
Keyence Corp.	4,300	2,940,335
NTT DOCOMO, Inc.	151,400	3,472,520
ORIX Corp.	362,400	5,643,246
Seven & i Holdings Co. Ltd.	18,300	709,414
Sohgo Security Services Co. Ltd.	41,400	1,684,515
		14,450,030
Mexico — 0.4%
Fomento Economico Mexicano SAB de CV ADR	27,569	2,151,760
Netherlands — 0.5%
ASML Holding NV	24,020	2,485,170
Portugal — 0.8%
Jeronimo Martins SGPS SA	236,760	3,741,367
Russia — 0.2%
Magnit PJSC GDR	22,610	910,731
Switzerland — 2.5%
Julius Baer Group Ltd.	90,180	3,985,234
Roche Holding AG	36,931	8,234,737
		12,219,971
United Kingdom — 5.1%
Admiral Group plc	83,123	1,977,106
Ashtead Group plc	309,178	6,061,836
Liberty Global plc, Class A(1)	94,290	2,953,163
Rio Tinto plc	78,210	2,925,904
Shire plc	132,230	7,709,789
Weir Group plc (The)	142,990	3,234,675
		24,862,473
United States — 61.2%
Acadia Healthcare Co., Inc.(1)	52,940	2,012,249
Adobe Systems, Inc.(1)	116,270	11,953,719
Agilent Technologies, Inc.	90,240	3,968,755
Alexion Pharmaceuticals, Inc.(1)	30,054	3,684,320
Allegion plc	51,986	3,478,383
Allergan plc(1)	31,700	6,159,310
Alliance Data Systems Corp.	34,672	7,932,260
Alphabet, Inc., Class A(1)	13,185	10,229,978
Alphabet, Inc., Class C(1)	11,244	8,523,402
Amazon.com, Inc.(1)	4,300	3,227,451
American Express Co.	80,320	5,786,253
American Tower Corp.	40,960	4,188,979
Autodesk, Inc.(1)	34,920	2,535,541

11

	Shares	Value
Becton Dickinson and Co.	52,960	$8,955,536
Boston Scientific Corp.(1)	249,270	5,100,064
Caterpillar, Inc.	26,318	2,514,948
Celgene Corp.(1)	85,798	10,167,921
Chipotle Mexican Grill, Inc.(1)	5,910	2,342,310
Citizens Financial Group, Inc.	123,860	4,150,549
Cognizant Technology Solutions Corp., Class A(1)	55,510	3,057,491
Comerica, Inc.	44,570	2,841,338
EOG Resources, Inc.	83,870	8,598,352
EQT Corp.	145,230	10,177,718
Equinix, Inc.	22,636	7,668,171
Estee Lauder Cos., Inc. (The), Class A	50,195	3,900,152
Facebook, Inc., Class A(1)	128,661	15,236,036
Fidelity National Information Services, Inc.	49,540	3,823,993
Fortune Brands Home & Security, Inc.	104,783	5,778,782
HD Supply Holdings, Inc.(1)	142,210	5,580,320
Home Depot, Inc. (The)	85,034	11,003,400
Ingersoll-Rand plc	25,175	1,876,545
Interactive Brokers Group, Inc., Class A	116,370	4,273,106
Intercontinental Exchange, Inc.	181,780	10,070,612
Lennox International, Inc.	21,990	3,269,253
MarketAxess Holdings, Inc.	14,293	2,369,351
Martin Marietta Materials, Inc.	55,370	12,150,946
Mastercard, Inc., Class A	62,420	6,379,324
Mondelez International, Inc., Class A	149,830	6,178,989
MSCI, Inc., Class A	56,430	4,446,684
Newell Brands, Inc.	165,100	7,761,351
PayPal Holdings, Inc.(1)	99,240	3,898,147
Pioneer Natural Resources Co.	64,018	12,229,999
Roper Technologies, Inc.	37,600	6,809,736
Sirius XM Holdings, Inc.	1,458,550	6,665,573
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	24,340	6,316,230
VCA, Inc.(1)	44,600	2,791,960
Visa, Inc., Class A	91,752	7,094,265
Vulcan Materials Co.	13,530	1,700,045
Zions Bancorp	148,429	5,905,990
Zoetis, Inc.	70,098	3,531,537
		300,297,324
TOTAL COMMON STOCKS (Cost $380,302,040)		489,376,286
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $1,698,776), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $1,661,004) (Cost $1,661,000)		1,661,000
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $381,963,040)		491,037,286
OTHER ASSETS AND LIABILITIES†		(85,370)
TOTAL NET ASSETS — 100.0%		$490,951,916

12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	21.3%
Financials	15.7%
Consumer Discretionary	15.5%
Health Care	14.4%
Industrials	9.9%
Energy	8.0%
Materials	6.5%
Consumer Staples	4.3%
Real Estate	2.5%
Telecommunication Services	1.0%
Utilities	0.6%
Cash and Equivalents*	0.3%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $381,963,040)	$491,037,286
Foreign currency holdings, at value (cost of $73,738)	67,368
Receivable for investments sold	33,109
Receivable for capital shares sold	44,575
Dividends and interest receivable	789,970
Other assets	16,484
491,988,792

Liabilities
Payable for investments purchased	219,730
Payable for capital shares redeemed	377,689
Accrued management fees	423,406
Distribution and service fees payable	16,051
1,036,876

Net Assets	$490,951,916

Net Assets Consist of:
Capital (par value and paid-in surplus)	$379,058,978
Distributions in excess of net investment income	(1,600,589)
Undistributed net realized gain	4,440,289
Net unrealized appreciation	109,053,238
$490,951,916

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$387,154,906	35,718,902	$10.84
Institutional Class, $0.01 Par Value	$37,028,302	3,363,101	$11.01
A Class, $0.01 Par Value	$36,382,367	3,438,330	$10.58*
C Class, $0.01 Par Value	$6,871,862	729,376	$9.42
R Class, $0.01 Par Value	$7,006,520	669,459	$10.47
R6 Class, $0.01 Par Value	$16,507,959	1,494,131	$11.05
*Maximum offering price $11.23 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $444,392)	$6,873,841
Interest	5,462
6,879,303

Expenses:
Management fees	5,362,861
Distribution and service fees:
A Class	102,358
C Class	79,444
R Class	33,138
Directors' fees and expenses	17,126
Other expenses	15,279
5,610,206

Net investment income (loss)	1,269,097

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,243,856
Foreign currency transactions	(72,412)
5,171,444

Change in net unrealized appreciation (depreciation) on:
Investments	(24,812,529)
Translation of assets and liabilities in foreign currencies	(7,211)
(24,819,740)

Net realized and unrealized gain (loss)	(19,648,296)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,379,199)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$1,269,097	$155,693
Net realized gain (loss)	5,171,444	39,068,403
Change in net unrealized appreciation (depreciation)	(24,819,740)	(30,761,290)
Net increase (decrease) in net assets resulting from operations	(18,379,199)	8,462,806

Distributions to Shareholders
From net investment income:
Investor Class	(479,702)	—
Institutional Class	(98,254)	—
R6 Class	(70,054)	—
From net realized gains:
Investor Class	(28,545,970)	(37,785,567)
Institutional Class	(2,099,704)	(6,379,960)
A Class	(3,017,077)	(4,516,949)
C Class	(622,424)	(670,176)
R Class	(412,601)	(478,017)
R6 Class	(1,009,189)	(1,376,962)
Decrease in net assets from distributions	(36,354,975)	(51,207,631)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(7,759,236)	(29,475,736)

Redemption Fees
Increase in net assets from redemption fees	16,755	9,942

Net increase (decrease) in net assets	(62,476,655)	(72,210,619)

Net Assets
Beginning of period	553,428,571	625,639,190
End of period	$490,951,916	$553,428,571

Distributions in excess of net investment income	$(1,600,589)	$(2,134,173)

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

17

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

18

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.050% to 1.300% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.850% to 1.100% for the Institutional Class and 0.700% to 0.950% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2016 was 1.07% for the Investor Class, A Class, C Class and R Class, 0.87% for the Institutional Class and 0.72% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $879,214 and $1,367,812, respectively. The effect of interfund transactions on the Statement of Operations was $(62,287) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 were $288,996,444 and $331,068,464, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		310,000,000
Sold	2,727,985	$29,305,976	3,089,165	$37,049,796
Issued in reinvestment of distributions	2,586,515	28,244,747	3,197,823	36,927,269
Redeemed	(6,568,047)	(70,685,855)	(5,095,303)	(61,226,074)
	(1,253,547)	(13,135,132)	1,191,685	12,750,991
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	1,238,720	13,699,629	344,330	4,207,103
Issued in reinvestment of distributions	198,510	2,197,504	511,275	5,962,760
Redeemed	(799,663)	(8,646,207)	(4,150,252)	(51,025,377)
	637,567	7,250,926	(3,294,647)	(40,855,514)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	629,395	6,620,405	1,031,144	12,115,263
Issued in reinvestment of distributions	272,105	2,906,077	392,995	4,454,209
Redeemed	(1,363,917)	(14,333,551)	(1,776,564)	(20,780,515)
	(462,417)	(4,807,069)	(352,425)	(4,211,043)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	148,416	1,403,670	265,307	2,849,458
Issued in reinvestment of distributions	44,341	424,787	44,246	457,296
Redeemed	(265,093)	(2,518,810)	(127,055)	(1,364,173)
	(72,336)	(690,353)	182,498	1,942,581
R Class/Shares Authorized	30,000,000		30,000,000
Sold	261,294	2,727,028	196,169	2,307,770
Issued in reinvestment of distributions	38,905	412,005	42,408	478,017
Redeemed	(148,521)	(1,562,953)	(165,733)	(1,933,558)
	151,678	1,576,080	72,844	852,229
R6 Class/Shares Authorized	40,000,000		30,000,000
Sold	470,512	5,062,149	225,533	2,791,939
Issued in reinvestment of distributions	97,317	1,079,243	117,575	1,376,962
Redeemed	(373,215)	(4,095,080)	(339,633)	(4,123,881)
	194,614	2,046,312	3,475	45,020
Net increase (decrease)	(804,441)	$(7,759,236)	(2,196,570)	$(29,475,736)
6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

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•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Austria	—	$2,471,793	—
Belgium	—	3,106,635	—
Brazil	—	2,381,281	—
China	$6,245,749	11,233,910	—
Denmark	—	5,187,220	—
France	—	42,572,573	—
Germany	—	10,155,171	—
Hong Kong	2,197,791	13,087,584	—
Hungary	—	1,167,630	—
India	3,084,770	5,082,820	—
Indonesia	—	7,723,173	—
Ireland	—	9,551,511	—
Japan	—	14,450,030	—
Netherlands	—	2,485,170	—
Portugal	—	3,741,367	—
Russia	—	910,731	—
Switzerland	—	12,219,971	—
United Kingdom	2,953,163	21,909,310	—
Other Countries	305,456,933	—	—
Temporary Cash Investments	—	1,661,000	—
	$319,938,406	$171,098,880	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 20, 2016, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 19, 2016 of $0.0630 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

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The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$648,010	—
Long-term capital gains	$35,706,965	$51,207,631

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$386,384,463
Gross tax appreciation of investments	$115,036,932
Gross tax depreciation of investments	(10,384,109)
Net tax appreciation (depreciation) of investments	104,652,823
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(21,008)
Net tax appreciation (depreciation)	$104,631,815
Undistributed ordinary income	$1,484,738
Accumulated long-term gains	$5,776,385

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$12.01	0.03	(0.42)	(0.39)	(0.01)	(0.77)	(0.78)	$10.84	(3.24)%	1.08%	0.27%	57%	$387,155
2015	$12.94	—(3)	0.12	0.12	—	(1.05)	(1.05)	$12.01	1.37%	1.08%	0.04%	50%	$443,915
2014	$12.39	—(3)	0.91	0.91	(0.08)	(0.28)	(0.36)	$12.94	7.53%	1.08%	0.03%	46%	$462,889
2013	$9.63	0.01	2.79	2.80	(0.04)	—	(0.04)	$12.39	29.15%	1.09%	0.11%	64%	$437,599
2012	$8.52	0.03	1.11	1.14	(0.03)	—	(0.03)	$9.63	13.37%	1.10%	0.28%	54%	$373,887
Institutional Class
2016	$12.19	0.05	(0.42)	(0.37)	(0.04)	(0.77)	(0.81)	$11.01	(3.07)%	0.88%	0.47%	57%	$37,028
2015	$13.09	0.03	0.12	0.15	—	(1.05)	(1.05)	$12.19	1.60%	0.88%	0.24%	50%	$33,211
2014	$12.52	0.03	0.91	0.94	(0.09)	(0.28)	(0.37)	$13.09	7.68%	0.88%	0.23%	46%	$78,802
2013	$9.73	0.03	2.82	2.85	(0.06)	—	(0.06)	$12.52	29.42%	0.89%	0.31%	64%	$80,968
2012	$8.60	0.05	1.13	1.18	(0.05)	—	(0.05)	$9.73	13.71%	0.90%	0.48%	54%	$47,203
A Class
2016	$11.76	—(3)	(0.41)	(0.41)	—	(0.77)	(0.77)	$10.58	(3.52)%	1.33%	0.02%	57%	$36,382
2015	$12.72	(0.02)	0.11	0.09	—	(1.05)	(1.05)	$11.76	1.14%	1.33%	(0.21)%	50%	$45,855
2014	$12.21	(0.03)	0.89	0.86	(0.07)	(0.28)	(0.35)	$12.72	7.23%	1.33%	(0.22)%	46%	$54,091
2013	$9.49	(0.02)	2.75	2.73	(0.01)	—	(0.01)	$12.21	28.83%	1.34%	(0.14)%	64%	$51,351
2012	$8.39	—(3)	1.10	1.10	—(3)	—	—(3)	$9.49	13.16%	1.35%	0.03%	54%	$33,938

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$10.63	(0.07)	(0.37)	(0.44)	—	(0.77)	(0.77)	$9.42	(4.23)%	2.08%	(0.73)%	57%	$6,872
2015	$11.68	(0.10)	0.10	—(3)	—	(1.05)	(1.05)	$10.63	0.40%	2.08%	(0.96)%	50%	$8,520
2014	$11.30	(0.11)	0.81	0.70	(0.04)	(0.28)	(0.32)	$11.68	6.39%	2.08%	(0.97)%	46%	$7,234
2013	$8.84	(0.09)	2.55	2.46	—	—	—	$11.30	27.97%	2.09%	(0.89)%	64%	$5,615
2012	$7.87	(0.06)	1.03	0.97	—	—	—	$8.84	12.20%	2.10%	(0.72)%	54%	$4,098
R Class
2016	$11.67	(0.03)	(0.40)	(0.43)	—	(0.77)	(0.77)	$10.47	(3.73)%	1.58%	(0.23)%	57%	$7,007
2015	$12.66	(0.05)	0.11	0.06	—	(1.05)	(1.05)	$11.67	0.89%	1.58%	(0.46)%	50%	$6,040
2014	$12.18	(0.06)	0.88	0.82	(0.06)	(0.28)	(0.34)	$12.66	7.00%	1.58%	(0.47)%	46%	$5,632
2013	$9.47	(0.04)	2.75	2.71	—	—	—	$12.18	28.51%	1.59%	(0.39)%	64%	$4,489
2012	$8.39	(0.02)	1.10	1.08	—	—	—	$9.47	12.87%	1.60%	(0.22)%	54%	$1,587
R6 Class
2016	$12.23	0.07	(0.43)	(0.36)	(0.05)	(0.77)	(0.82)	$11.05	(2.91)%	0.73%	0.62%	57%	$16,508
2015	$13.11	0.05	0.12	0.17	—	(1.05)	(1.05)	$12.23	1.76%	0.73%	0.39%	50%	$15,887
2014	$12.53	0.02	0.93	0.95	(0.09)	(0.28)	(0.37)	$13.11	7.80%	0.73%	0.38%	46%	$16,992
2013(4)	$11.22	—(3)	1.31	1.31	—	—	—	$12.53	11.68%	0.74%(5)	0.00%(5)(6)	64%(7)	$28

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Ratio was less than 0.005%.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

31

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

32

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For corporate taxpayers, the fund hereby designates $648,010, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $35,706,965, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2016.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91028 1701

Annual Report

November 30, 2016

Global Small Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the approximately eight-month period from the fund’s inception to November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Period of Populist, Anti-Globalization Political Surprises

The reporting period produced mixed investment results under unsettled economic and market conditions, triggered in part by Brexit (the U.K.’s unexpected vote to leave the European Union) and Donald Trump’s victory in the U.S. presidential election. These market-moving political events were eye-opening manifestations of populist and anti-globalization political movements influenced partly by lingering economic weakness and extreme central bank monetary stimulus since the world-wide Great Recession nearly a decade ago. Years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for Brexit, then propelling Trump to victory.

Meanwhile, the global economy continued to rebound from its setbacks during the first six weeks of 2016, when concerns about China’s growth and plummeting oil prices affected the global economic outlook. China appeared to stabilize, and oil prices retraced some of their losses on signs that the major oil-producing countries might be able to cooperate on restricting crude oil supplies. Furthermore, major central banks, particularly in Europe and Japan, continued to provide massive monetary stimulus, supporting economic growth and investment returns. However, Trump’s win, rising U.S. interest rates, strength in the U.S. dollar, and concerns about proposed immigration restrictions and tariffs under the new Trump administration dampened the mood in non-U.S. markets.

Looking ahead, Trump’s victory unleashed potentially far-reaching ramifications that are still unfolding. What’s clear is that his policy proposals and unpredictable nature make uncertainty more certain, which could trigger bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
	Ticker Symbol	Since Inception	Inception Date
Investor Class	AGCVX	8.50%	3/29/16
MSCI ACWI Small Cap Index	—	9.74%	—
Institutional Class	AGCSX	8.60%	3/29/16
A Class	AGCLX		3/29/16
No sales charge		8.30%
With sales charge		2.07%
C Class	AGCHX		3/29/16
No sales charge		7.80%
With sales charge		6.80%
R Class	AGCWX	8.10%	3/29/16
R6 Class	AGCTX	8.80%	3/29/16

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $10,850

MSCI ACWI Small Cap Index — $10,974

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.51%	1.31%	1.76%	2.51%	2.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich and Federico Laffan

Performance Summary

Global Small Cap advanced 8.50%* for the period from March 29, 2016 (the fund’s inception), through November 30, 2016. The portfolio’s benchmark, the MSCI ACWI Small Cap Index, advanced 9.74% for the same period.

Small-cap stocks generally posted solid gains for the period, but growth stocks within the asset class underperformed value stocks. The continued low interest rate environment prompted a worldwide search for yield—a dynamic generally supportive of dividend-paying and yield-oriented investments rather than strategies focused on corporate profits and sustainable earnings growth.

Overall, stock selection primarily accounted for the fund’s underperformance versus the benchmark, particularly in the industrials, information technology, and consumer staples sectors. Regionally, stock selection and positioning relative to the benchmark in the U.S. (underweight), Japan (underweight), and Mexico (where the portfolio held one position, which was an overweight) detracted from fund performance.

U.S.-based Health Care Supplier Was a Main Detractor

In addition to the sectors noted above, the portfolio’s exposure to the health care sector detracted from performance, largely due to stock selection within the health care equipment and supplies industry. In particular, a portfolio-only position in iRadimed, a maker of non-magnetic IVs for MRIs, was among the largest detractors. The stock price of the U.S.-based company suffered after iRadimed announced weak third-quarter 2016 results and lowered its earnings guidance for the fourth quarter and entire year. We exited the position.

Slowing consumer trends during the third quarter of 2016 led to a reduced weighting in the portfolio’s consumer discretionary exposure. In particular, we sold certain advertising companies that experienced disappointing results amid a slight slowdown in global growth and the reluctance among some corporations to increase spending on advertising. In particular, we sold the portfolio’s overweight position in MDC Partners, a U.S.-based advertising and marketing company, which was a main detractor. The company’s stock price declined after MDC reported weak first-quarter results and lowered its full-year guidance.

We also sold the portfolio’s overweight position in Japan-based W-Scope. The maker of plastic separator sheets for lithium-ion batteries struggled despite generating strong performance early in 2016. In particular, concerns about growing competition from China-based companies with similar, less-expensive products pressured the stock.

Energy Companies Were Top Contributors

Stock selection and an overweight position in the energy sector, stock selection and an underweight position in the utilities sector, and an underweight position in the real estate sector were the main contributors to the fund’s relative performance. In addition, our stock selection efforts in Norway, Switzerland, and Australia, along with an overweight position in Australia, aided relative performance.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

An overweight position in Norway-based Aker BP (formerly Det Norske Oljeselskap), an oil exploration and development company focused on petroleum resources in the North Sea, was a top contributor to portfolio performance. Rising oil prices along with announcements in September 2016 and November 2016 from OPEC regarding its intent to cut production helped drive the company’s stock price higher. In addition, the company benefited from its low cost profile and from its production of the largest offshore oil field Norway has developed in 30 years.

Similarly, an overweight position in Parsley Energy, a U.S.-based oil and gas exploration and production company focused on the Permian Basin, was a main contributor. The company’s stock price advanced throughout the period along with rising oil prices. Stock price gains were particularly strong in November, when early in the month the company announced strong third-quarter results and increased its full-year production guidance. Additionally, Permian Basin-focused producers issued robust production growth reports in November, boosting Parsley’s outlook for 2017. Furthermore, OPEC’s late-November decision to cut production sent the company’s stock price soaring on the last day of the month.

In the consumer staples sector, an overweight position in Nutrisystem, a U.S.-based provider of weight-loss products and services, was a top contributor. The company’s stock price rallied early in the period, after Nutrisystem reported better-than-expected first-quarter revenue and earnings and raised its revenue estimates for 2016.

Outlook

We have built a fundamentally driven, risk-managed portfolio that invests in global small-cap companies we believe are demonstrating early and sustainable accelerating growth. Using a proprietary investment process, we look for companies with the potential to exhibit faster growth rates than their peers. Although macroeconomic conditions, broad sector trends, and industry-specific events do not drive the investment process, we consider these factors when evaluating a company’s earnings growth potential.

From a positioning perspective, we increased the portfolio’s weighting to the industrials sector as the period progressed, and industrials ended November as an overweight position and the portfolio’s largest sector. In particular, we expect several companies to experience solid earnings growth as the global economic expansion cycle progresses and improves. In addition, as commodity prices have continued to stabilize and supply/demand imbalances move toward equilibrium, we have been finding attractive growth opportunities in the energy sector, which also ended the period as an overweight. Meanwhile, we have been selectively adding to the portfolio’s position in the financials sector, which remained an underweight. We prefer holdings with company-specific growth drivers, but rising interest rates and potentially lower governmental regulation would provide an extra tailwind to our thesis. Although certain areas of the portfolio have underperformed (particularly in the technology and health care sectors), we believe the revenue and earnings growth opportunities in these companies remain unparalleled globally, and we expect to opportunistically add exposure on short-term weakness. Elsewhere, we remain selective toward emerging markets, particularly in the wake of Donald Trump’s victory in the U.S. presidential election. Trump administration policies likely will lead to higher U.S. interest rates, a stronger U.S. dollar, and trade policy uncertainty—all of which represent formidable challenges for emerging markets.

6

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
Hostess Brands, Inc.	2.4%
Home BancShares, Inc.	1.8%
Aker BP ASA	1.6%
MarketAxess Holdings, Inc.	1.5%
FCB Financial Holdings, Inc., Class A	1.5%
Western Alliance Bancorp	1.5%
SSAB AB, A Shares	1.4%
Nutrisystem, Inc.	1.4%
Parex Resources, Inc.	1.4%
Sensient Technologies Corp.	1.3%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	51.5%
Domestic Common Stocks	47.3%
Exchange-Traded Funds	0.7%
Total Equity Exposure	99.5%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.1)%

Investments by Country	% of net assets
United States	47.3%
Japan	11.8%
United Kingdom	7.0%
Canada	5.9%
Sweden	3.7%
Switzerland	3.1%
Italy	2.3%
Australia	2.2%
Germany	2.2%
China	2.1%
Norway	2.0%
Other Countries	9.2%
Exchange-Traded Funds*	0.7%
Cash and Equivalents**	0.5%

*	Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,039.30	$7.65	1.50%
Institutional Class	$1,000	$1,040.20	$6.63	1.30%
A Class	$1,000	$1,038.40	$8.92	1.75%
C Class	$1,000	$1,034.50	$12.72	2.50%
R Class	$1,000	$1,036.40	$10.18	2.00%
R6 Class	$1,000	$1,042.10	$5.87	1.15%
Hypothetical
Investor Class	$1,000	$1,017.50	$7.57	1.50%
Institutional Class	$1,000	$1,018.50	$6.56	1.30%
A Class	$1,000	$1,016.25	$8.82	1.75%
C Class	$1,000	$1,012.50	$12.58	2.50%
R Class	$1,000	$1,015.00	$10.07	2.00%
R6 Class	$1,000	$1,019.25	$5.81	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 98.8%
Australia — 2.2%
BlueScope Steel Ltd.	6,507	$43,342
Domino's Pizza Enterprises Ltd.	1,083	54,206
Pact Group Holdings Ltd.	5,612	26,979
		124,527
Belgium — 0.7%
Galapagos NV(1)	690	41,004
Brazil — 0.5%
CVC Brasil Operadora e Agencia de Viagens SA	3,600	25,323
Canada — 5.9%
Aecon Group, Inc.	2,136	24,853
Canadian Energy Services & Technology Corp.	6,814	35,457
Enerflex Ltd.	4,371	55,512
FirstService Corp.	661	28,703
HudBay Minerals, Inc.	4,733	31,922
Parex Resources, Inc.(1)	6,026	78,684
Raging River Exploration, Inc.(1)	3,461	27,388
Shopify, Inc., Class A(1)	1,122	47,092
		329,611
China — 2.1%
Bitauto Holdings Ltd. ADR(1)	778	17,544
Kingdee International Software Group Co. Ltd.(1)	94,000	40,719
Tongda Group Holdings Ltd.	200,000	58,790
		117,053
Denmark — 0.5%
Rockwool International A/S, B Shares	164	26,444
Finland — 1.5%
Konecranes Oyj	810	27,935
Outokumpu Oyj(1)	7,033	54,339
		82,274
France — 1.8%
Eurofins Scientific SE	117	51,207
Nexans SA(1)	906	47,300
		98,507
Germany — 2.2%
CTS Eventim AG & Co. KGaA	830	24,728
Grammer AG	465	23,062
Sartorius AG Preference Shares	535	39,748
Stabilus SA(1)	718	35,613
		123,151
Hong Kong — 1.6%
Melco International Development Ltd.	35,000	56,314
Sa Sa International Holdings Ltd.	78,000	34,995
		91,309
Italy — 2.3%
Amplifon SpA	7,106	68,158

10

	Shares	Value
Davide Campari-Milano SpA	6,298	$60,742
		128,900
Japan — 11.8%
BML, Inc.	1,500	34,535
Dip Corp.	1,600	33,607
eRex Co. Ltd.	2,000	51,256
GMO Payment Gateway, Inc.	600	24,702
Harmonic Drive Systems, Inc.	1,400	36,895
Hirata Corp.	700	45,951
Itochu Techno-Solutions Corp.	900	24,230
JAC Recruitment Co. Ltd.	1,900	21,839
Kyushu Railway Co.(1)	100	2,589
MISUMI Group, Inc.	1,900	33,979
Nifco, Inc.	700	38,425
Nihon M&A Center, Inc.	1,500	40,907
Osaki Electric Co. Ltd.	5,000	50,304
SMS Co. Ltd.	1,300	32,476
Topcon Corp.	3,400	50,493
Ulvac, Inc.	1,700	51,042
Vector, Inc.	3,900	41,112
Yumeshin Holdings Co. Ltd.	7,200	47,012
		661,354
Mexico — 0.4%
Alsea SAB de CV	7,609	22,336
Netherlands — 0.4%
InterXion Holding NV(1)	729	24,903
Norway — 2.0%
Aker BP ASA	5,351	86,987
TGS Nopec Geophysical Co. ASA	1,357	26,666
		113,653
Sweden — 3.7%
Dometic Group AB(1)	7,702	54,908
Saab AB, B Shares	1,959	72,729
SSAB AB, A Shares(1)	20,981	81,100
		208,737
Switzerland — 3.1%
Logitech International SA	2,198	54,156
Straumann Holding AG	71	25,454
Temenos Group AG	928	64,258
VAT Group AG(1)	363	28,384
		172,252
Taiwan — 1.3%
AirTAC International Group	5,000	37,885
Gourmet Master Co. Ltd.	4,200	34,985
		72,870
Thailand — 0.5%
Taokaenoi Food & Marketing PCL	40,200	30,421
United Kingdom — 7.0%
ASOS plc(1)	1,136	71,736
BBA Aviation plc	8,694	28,533
Bellway plc	2,062	63,003

11

	Shares	Value
Rentokil Initial plc	25,749	$69,074
RPC Group plc	4,640	62,526
Tullow Oil plc(1)	7,902	29,443
UDG Healthcare plc	8,320	68,446
		392,761
United States — 47.3%
Aratana Therapeutics, Inc.(1)	5,494	39,172
Astec Industries, Inc.	720	47,736
Bank of Hawaii Corp.	865	72,115
Barracuda Networks, Inc.(1)	1,736	38,261
BWX Technologies, Inc.	1,005	39,356
Collegium Pharmaceutical, Inc.(1)	2,755	45,623
Copart, Inc.(1)	1,058	57,894
Drew Industries, Inc.	409	42,986
EastGroup Properties, Inc.	618	42,216
Euronet Worldwide, Inc.(1)	869	62,325
Fair Isaac Corp.	303	34,448
FCB Financial Holdings, Inc., Class A(1)	1,933	85,535
First Industrial Realty Trust, Inc.	1,623	42,928
Flexion Therapeutics, Inc.(1)	2,559	42,223
Granite Construction, Inc.	592	34,922
Harsco Corp.	4,347	60,858
Healthcare Services Group, Inc.	769	29,953
HEICO Corp.	420	32,970
Home BancShares, Inc.	3,845	99,470
Hostess Brands, Inc.(1)	10,382	134,447
INC Research Holdings, Inc., Class A(1)	1,250	61,875
James River Group Holdings Ltd.	1,443	56,248
John Bean Technologies Corp.	433	39,057
Kennametal, Inc.	1,700	58,633
Lincoln Electric Holdings, Inc.	610	47,891
Lumber Liquidators Holdings, Inc.(1)	2,851	50,320
MarketAxess Holdings, Inc.	522	86,532
Medpace Holdings, Inc.(1)	1,684	60,085
Monolithic Power Systems, Inc.	812	66,616
Nanometrics, Inc.(1)	1,160	27,736
Nutrisystem, Inc.	2,160	79,380
Parsley Energy, Inc., Class A(1)	1,643	62,680
Power Integrations, Inc.	624	41,995
ProAssurance Corp.	992	55,602
PTC, Inc.(1)	903	43,985
RenaissanceRe Holdings Ltd.	453	59,144
Scotts Miracle-Gro Co. (The), Class A	485	44,266
Sensient Technologies Corp.	939	73,327
SiteOne Landscape Supply, Inc.(1)	755	25,293
Six Flags Entertainment Corp.	807	46,515
Square, Inc.(1)	2,173	28,119
Summit Materials, Inc., Class A(1)	2,065	49,085
SVB Financial Group(1)	391	61,790
Trupanion, Inc.(1)	3,280	54,612
US Concrete, Inc.(1)	490	27,856

12

	Shares	Value
US Silica Holdings, Inc.	1,204	$60,934
Vail Resorts, Inc.	352	55,757
Vocera Communications, Inc.(1)	2,975	54,145
Western Alliance Bancorp(1)	1,814	84,750
		2,649,666
TOTAL COMMON STOCKS (Cost $4,953,349)		5,537,056
EXCHANGE-TRADED FUNDS — 0.7%
VanEck Vectors India Small-Cap Index ETF, Class C (Cost $35,952)	958	40,600
TEMPORARY CASH INVESTMENTS — 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $31,716)	31,716	31,716
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $5,021,017)		5,609,372
OTHER ASSETS AND LIABILITIES — (0.1)%		(4,282)
TOTAL NET ASSETS — 100.0%		$5,605,090

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	19.0%
Information Technology	16.3%
Financials	15.9%
Consumer Discretionary	14.6%
Health Care	11.3%
Materials	8.9%
Energy	8.2%
Real Estate	2.1%
Consumer Staples	1.6%
Utilities	0.9%
Exchange-Traded Funds	0.7%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $5,021,017)	$5,609,372
Foreign currency holdings, at value (cost of $648)	646
Receivable for investments sold	102,452
Receivable for capital shares sold	83
Dividends and interest receivable	5,492
5,718,045

Liabilities
Payable for investments purchased	94,465
Payable for capital shares redeemed	10,704
Accrued management fees	6,611
Distribution and service fees payable	1,175
112,955

Net Assets	$5,605,090

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,179,717
Accumulated net investment loss	(16,565)
Accumulated net realized loss	(146,129)
Net unrealized appreciation	588,067
$5,605,090

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,357,333	217,289	$10.85
Institutional Class, $0.01 Par Value	$651,806	60,000	$10.86
A Class, $0.01 Par Value	$1,083,061	100,000	$10.83*
C Class, $0.01 Par Value	$1,077,615	100,000	$10.78
R Class, $0.01 Par Value	$217,788	20,142	$10.81
R6 Class, $0.01 Par Value	$217,487	20,000	$10.87
*Maximum offering price $11.49 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

FOR THE PERIOD ENDED NOVEMBER 30, 2016(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,997)	$39,724
Interest	155
39,879

Expenses:
Management fees	52,864
Distribution and service fees:
A Class	1,775
C Class	7,084
R Class	711
Directors' fees and expenses	115
62,549

Net investment income (loss)	(22,670)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(146,515)
Foreign currency transactions	3,132
(143,383)

Change in net unrealized appreciation (depreciation) on:
Investments	588,355
Translation of assets and liabilities in foreign currencies	(288)
588,067

Net realized and unrealized gain (loss)	444,684

Net Increase (Decrease) in Net Assets Resulting from Operations	$422,014

(1)	March 29, 2016 (fund inception) through November 30, 2016.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

PERIOD ENDED NOVEMBER 30, 2016(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(22,670)
Net realized gain (loss)	(143,383)
Change in net unrealized appreciation (depreciation)	588,067
Net increase (decrease) in net assets resulting from operations	422,014

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	5,183,076

Net increase (decrease) in net assets	5,605,090

Net Assets
End of period	$5,605,090

Accumulated net investment loss	$(16,565)

(1)	March 29, 2016 (fund inception) through November 30, 2016.

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.
The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on March 29, 2016, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 97% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.50% for the Investor Class, A Class, C Class and R Class, 1.30% for the Institutional Class and 1.15% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period March 29, 2016 (fund inception) through November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period March 29, 2016 (fund inception) through November 30, 2016 were $10,188,143 and $5,052,327, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended November 30, 2016(1)
	Shares	Amount
Investor Class/Shares Authorized	50,000,000
Sold	222,420	$2,237,196
Redeemed	(5,131)	(55,668)
	217,289	2,181,528
Institutional Class/Shares Authorized	50,000,000
Sold	60,000	600,000
A Class/Shares Authorized	50,000,000
Sold	100,000	1,000,000
C Class/Shares Authorized	50,000,000
Sold	100,000	1,000,000
R Class/Shares Authorized	50,000,000
Sold	20,190	202,067
Redeemed	(48)	(519)
	20,142	201,548
R6 Class/Shares Authorized	50,000,000
Sold	20,000	200,000
Net increase (decrease)	517,431	$5,183,076

(1)	March 29, 2016 (fund inception) through November 30, 2016.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$17,544	$99,509	—
Netherlands	24,903	—	—
United States	2,649,666	—	—
Other Countries	—	2,745,434	—
Exchange-Traded Funds	40,600	—	—
Temporary Cash Investments	31,716	—	—
	$2,764,429	$2,844,943	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period March 29, 2016 (fund inception) through November 30, 2016.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,026,567
Gross tax appreciation of investments	$689,338
Gross tax depreciation of investments	(106,533)
Net tax appreciation (depreciation) of investments	582,805
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(288)
Net tax appreciation (depreciation)	$582,517
Undistributed ordinary income	—
Accumulated short-term capital losses	$(140,579)
Late-year ordinary loss deferral	$(16,565)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

22

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016(3)	$10.00	(0.03)	0.88	0.85	$10.85	8.50%	1.50%(4)	(0.40)%(4)	95%	$2,357
Institutional Class
2016(3)	$10.00	(0.01)	0.87	0.86	$10.86	8.60%	1.30%(4)	(0.20)%(4)	95%	$652
A Class
2016(3)	$10.00	(0.05)	0.88	0.83	$10.83	8.30%	1.75%(4)	(0.65)%(4)	95%	$1,083
C Class
2016(3)	$10.00	(0.10)	0.88	0.78	$10.78	7.80%	2.50%(4)	(1.40)%(4)	95%	$1,078
R Class
2016(3)	$10.00	(0.06)	0.87	0.81	$10.81	8.10%	2.00%(4)	(0.90)%(4)	95%	$218
R6 Class
2016(3)	$10.00	—(5)	0.87	0.87	$10.87	8.80%	1.15%(4)	(0.05)%(4)	95%	$217

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 29, 2016 (fund inception) through November 30, 2016.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Small Cap Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations, changes in net assets, and the financial highlights for the period from March 29, 2016 (commencement date) through November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Small Cap Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 29, 2016 (commencement date) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91035 1701

Annual Report

November 30, 2016

International Discovery Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Year of Surprises: China, Oil, Brexit, Trump

A year ago, we predicted increased market volatility in 2016. Volatility occurred, but not for the reasons we suggested. We expected the Federal Reserve (the Fed)—which in December 2015 raised its short-term interest rate target for the first time since 2006—to raise it three to four more times in 2016 as U.S. economic growth improved. We thought the shift in rate policy would contribute to unsettled conditions as inflation expectations grew, borrowing costs increased, the U.S. dollar strengthened, and bond prices weakened.

Instead, global and U.S. growth largely languished in the first half of 2016 as concerns about China’s growth and plummeting oil prices affected the global economic outlook. The Fed left its target unchanged for 11 months to avoid putting further stress on the global economy and markets. Meanwhile, years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union, then propelling Donald Trump to victory. These unexpected populist political results unsettled the markets.

Despite these challenges, and with the continued support of central bank monetary stimulus, broad market index returns for the full reporting period were mostly positive, though they skewed negative in non-U.S. developed equity markets. Looking ahead, Trump’s win shifted the market outlook, unleashing potentially far-reaching ramifications that are still unfolding. What’s clear is that Trump’s policy proposals and his unpredictable nature make uncertainty more certain, which could trigger further bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEGX	-5.21%	6.37%	1.81%	—	4/1/94
MSCI ACWI ex-U.S. Mid Cap Growth Index	—	-1.71%	5.39%	1.12%	—	—
Institutional Class	TIDIX	-5.03%	6.57%	2.02%	—	1/2/98
A Class	ACIDX					4/28/98
No sales charge		-5.44%	6.10%	1.57%	—
With sales charge		-10.90%	4.85%	0.97%	—
C Class	TWECX	-6.19%	5.31%	—	4.94%	3/1/10
R Class	TWERX	-5.69%	5.86%	—	5.47%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $11,972

MSCI ACWI ex-U.S. Mid Cap Growth Index — $11,178

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.62%	1.42%	1.87%	2.62%	2.12%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Brady and Pratik Patel

Performance Summary

International Discovery declined -5.21%* for the 12 months ended November 30, 2016. The portfolio’s benchmark, the MSCI ACWI ex-U.S. Mid Cap Growth Index, declined -1.71% for the same period.

Familiar themes continued to dominate the landscape and challenge non-U.S. stocks. In particular, economic growth remained weak, inflation remained muted, and major central banks continued to implement aggressive stimulus plans amid signs they were losing their effectiveness. In addition, global divergence remained a prominent factor, as the U.S. continued to outpace other developed markets in terms of economic growth, currency strength, and the removal of central bank stimulus.

Overall, non-U.S. small- and mid-cap stocks outperformed large-cap stocks. Within the small-mid universe, value stocks significantly outperformed growth stocks, which provided a headwind to fund performance. Within the portfolio, stock selection primarily accounted for the relative underperformance, particularly in the materials, financials, and real estate sectors. In addition, underweight positions relative to the benchmark in the materials and financials sectors detracted from results. Regionally, stock selection in Canada, Japan, and Germany, along with an underweight in Canada and an overweight in Germany, detracted from portfolio performance.

Brexit Vote Pressured Financials Stocks

An overweight position in Provident Financial, a U.K.-based consumer financial services provider, was among the fund’s primary detractors, declining in the wake of the Brexit vote. Investors worried the Brexit fallout would slow the British economy and weaken consumer confidence, which pressured companies in the financials sector. Additionally, investors worried the U.K.’s departure from the European Union (EU) would threaten London’s position as Europe’s financial hub. We exited the position.

We also sold our portfolio-only position in Japan-based W-Scope, a main detractor for the period. The maker of plastic separator sheets for lithium-ion batteries struggled despite generating strong performance early in 2016. In particular, concerns about growing competition from China-based companies with similar, less-expensive products pressured the stock.

Elsewhere in Japan, a portfolio-only position in Mazda Motor was a primary detractor. Early in the period, the Japan-based automotive manufacturer faced headwinds that included negative interest rates in Japan and an increase in the yen’s value. The company has significant exposure outside Japan, particularly in the U.S., and the currency move had a direct effect on Mazda’s earnings. We exited the portfolio’s position in the stock.

Health Care Stocks Were Top Contributors

The health care, consumer staples, and energy sectors were the top sector contributors to portfolio performance, primarily due to stock selection. Regionally, stock selection in France, China, and Denmark, along with overweight positions in China and Denmark, aided relative results.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Within the health care sector, a portfolio-only position in Ono Pharmaceutical was a top contributor to performance. Throughout the first half of the period, the Japan-based drug company continued to advance on improving earnings estimates, largely stemming from strong sales of Opdivo, a lung cancer-fighting immune-oncology therapy developed jointly with Bristol-Myers Squibb. Ono owns the rights to Opdivo in Japan, where sales had been increasing. Later in the period, changing drug pricing and reimbursement policies in Japan, along with a slowdown in patient use of Opdivo, weighed on the outlook for the drug maker. We took profits and exited the position.

Elsewhere in Japan, a portfolio-only position in DeNA, a Japan-based provider of mobile gaming, social media, and e-commerce websites, was a top contributor. The company reported better-than-expected revenue and profits for the quarter ended June 30, 2016, which led to stock-price gains. In particular, the company benefited from its partnership with Nintendo on the successful Pokémon Go game.

In addition, a portfolio-only position in China-based Sunny Optical Technology Group was a main contributor. Stock in the company, which designs and manufactures optical products and scientific instruments, including components for automobile cameras, advanced after Sunny Optical reported strong results for the first half of 2016. The company is benefiting from the move toward autonomous and semi-autonomous vehicles.

Outlook

We will continue to focus on those non-U.S. companies our disciplined, bottom-up fundamental analysis identifies as opportunities with improving, sustainable earnings growth. At the end of the period, the portfolio’s largest sector overweights included information technology and energy, where we found several companies meeting those criteria. Conversely, the real estate and utilities sectors represented the largest sector underweights, due to fewer companies in these industries offering the earnings growth criteria we prefer. In particular, we remain concerned that rising interest rates will stifle the previously robust earnings outlooks for real estate companies.

Regionally, the U.K. was among the largest country underweights. We remain concerned about Brexit’s long-term effects on the U.K. economy, particularly if companies decide they do not want to have operations in a non-EU country. Within continental Europe, we continued to find companies with improving earnings growth outlooks stemming from modestly improving economic trends in Europe, which remained the portfolio’s largest regional overweight. We remain cautious and selective toward emerging markets. Overall, the stabilization in commodity prices has been beneficial for emerging markets, and we are noting some improvement in relative earnings revisions despite the massive reversal in performance driven by the strengthening U.S. dollar.

6

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
Partners Group Holding AG	2.3%
Genmab A/S	2.2%
DSV A/S	2.2%
Treasury Wine Estates Ltd.	2.1%
Thales SA	2.0%
Teleperformance	2.0%
Lonza Group AG	1.8%
RPC Group plc	1.8%
Geberit AG	1.6%
Drillisch AG	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.0%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	0.5%

Investments by Country	% of net assets
Japan	20.0%
United Kingdom	10.0%
France	7.9%
Switzerland	7.4%
Canada	6.4%
China	6.0%
Denmark	5.8%
Germany	4.5%
Australia	4.2%
Norway	3.0%
South Korea	2.8%
Russia	2.8%
Spain	2.5%
Taiwan	2.0%
Other Countries	12.7%
Cash and Equivalents*	2.0%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$943.30	$8.02	1.65%
Institutional Class	$1,000	$944.00	$7.05	1.45%
A Class	$1,000	$941.90	$9.22	1.90%
C Class	$1,000	$938.10	$12.84	2.65%
R Class	$1,000	$941.10	$10.43	2.15%
Hypothetical
Investor Class	$1,000	$1,016.75	$8.32	1.65%
Institutional Class	$1,000	$1,017.75	$7.31	1.45%
A Class	$1,000	$1,015.50	$9.57	1.90%
C Class	$1,000	$1,011.75	$13.33	2.65%
R Class	$1,000	$1,014.25	$10.83	2.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 98.0%
Australia — 4.2%
APN Outdoor Group Ltd.	968,990	$3,821,040
Domino's Pizza Enterprises Ltd.	44,000	2,202,294
Fortescue Metals Group Ltd.	796,570	3,452,893
Treasury Wine Estates Ltd.	1,175,460	9,365,917
		18,842,144
Belgium — 1.0%
Galapagos NV(1)	72,820	4,327,385
Brazil — 0.9%
Raia Drogasil SA	216,600	4,130,197
Canada — 6.4%
Agnico Eagle Mines Ltd. New York Shares	57,130	2,345,187
Canadian Energy Services & Technology Corp.	61,500	320,022
CCL Industries, Inc., Class B	33,350	5,803,292
Dollarama, Inc.	78,550	5,842,277
Maple Leaf Foods, Inc.	219,760	4,786,851
Seven Generations Energy Ltd.(1)	290,440	6,689,655
Sleep Country Canada Holdings, Inc.	118,720	2,600,121
		28,387,405
China — 6.0%
Brilliance China Automotive Holdings Ltd.	1,052,000	1,472,922
Geely Automobile Holdings Ltd.	1,495,000	1,545,787
Minth Group Ltd.	668,000	2,187,481
New Oriental Education & Technology Group, Inc. ADR(1)	100,380	5,036,065
Shenzhou International Group Holdings Ltd.	726,000	4,464,668
Sunny Optical Technology Group Co. Ltd.	1,040,000	5,235,867
Weibo Corp. ADR(1)	65,940	3,383,381
Weichai Power Co. Ltd., H Shares	2,258,000	3,638,884
		26,965,055
Denmark — 5.8%
DSV A/S	215,540	9,698,816
Genmab A/S(1)	57,530	9,964,814
Pandora A/S	50,550	6,016,014
		25,679,644
Finland — 0.7%
Konecranes Oyj	91,770	3,164,919
France — 7.9%
Arkema SA	36,220	3,469,485
BioMerieux	32,200	4,475,777
Nexans SA(1)	91,420	4,772,873
SEB SA	35,940	4,826,130
Teleperformance	90,910	8,877,775
Thales SA	92,950	9,076,006
		35,498,046
Germany — 4.5%
Drillisch AG	183,500	7,068,464

10

	Shares	Value
HUGO BOSS AG	47,860	$2,744,190
KION Group AG	108,880	6,171,402
Salzgitter AG	128,560	4,200,719
		20,184,775
Hong Kong — 0.7%
PRADA SpA	860,700	3,051,537
India — 1.4%
Petronet LNG Ltd.	551,230	3,130,262
Vakrangee Ltd.	824,090	3,327,111
		6,457,373
Ireland — 0.6%
Bank of Ireland(1)	12,602,260	2,684,657
Israel — 0.8%
Mobileye NV(1)	95,370	3,550,625
Italy — 1.8%
Buzzi Unicem SpA	280,640	5,963,596
Industria Macchine Automatiche SpA	36,740	2,275,978
		8,239,574
Japan — 20.0%
Alps Electric Co. Ltd.	216,100	5,426,820
CyberAgent, Inc.	115,000	2,795,464
Daito Trust Construction Co. Ltd.	29,800	4,629,999
Daiwa Securities Group, Inc.	784,000	4,710,647
DeNA Co. Ltd.	151,400	4,611,940
Disco Corp.	33,600	3,982,483
Don Quijote Holdings Co. Ltd.	98,100	3,751,475
Koito Manufacturing Co. Ltd.	96,300	5,016,809
Kyushu Railway Co.(1)	27,400	709,399
LINE Corp. ADR(1)	75,422	2,918,077
Mabuchi Motor Co. Ltd.	100,000	5,567,938
MonotaRO Co. Ltd.	148,700	3,175,334
Nabtesco Corp.	34,600	879,479
NGK Spark Plug Co. Ltd.	226,500	4,644,631
Nippon Shinyaku Co. Ltd.	118,600	5,515,074
Nitori Holdings Co. Ltd.	40,100	4,185,079
Omron Corp.	117,700	4,341,541
Seria Co. Ltd.	66,000	4,742,100
SMS Co. Ltd.	112,800	2,817,905
Sony Financial Holdings, Inc.	76,000	1,096,106
Start Today Co. Ltd.	171,000	2,626,170
Sumco Corp.	232,500	2,546,414
Sundrug Co. Ltd.	22,500	1,565,491
Temp Holdings Co. Ltd.	206,300	3,177,314
Topcon Corp.	269,000	3,994,852
		89,428,541
Mexico — 0.7%
Cemex SAB de CV ADR(1)	420,650	3,285,277
Netherlands — 1.4%
Koninklijke DSM NV	103,790	6,294,303
New Zealand — 0.9%
a2 Milk Co. Ltd.(1)	1,868,860	3,284,541
11

	Shares	Value
Fisher & Paykel Healthcare Corp. Ltd.	115,180	$667,247
		3,951,788
Norway — 3.0%
Aker BP ASA	243,730	3,962,112
Marine Harvest ASA	271,320	4,879,088
Storebrand ASA(1)	288,550	1,508,213
TGS Nopec Geophysical Co. ASA	143,730	2,824,393
		13,173,806
Russia — 2.8%
X5 Retail Group NV GDR(1)	217,622	6,528,660
Yandex NV, A Shares(1)	302,300	5,746,723
		12,275,383
South Korea — 2.8%
BGF retail Co. Ltd.	49,260	3,665,900
Hanssem Co. Ltd.	17,330	3,061,156
Hugel, Inc.(1)	6,350	1,506,227
Korea Zinc Co. Ltd.	4,140	1,671,511
SK Materials Co. Ltd.	18,220	2,384,552
		12,289,346
Spain — 2.5%
Acerinox SA	335,140	4,209,097
Bankia SA	5,071,430	4,520,336
Gamesa Corp. Tecnologica SA	125,120	2,598,461
		11,327,894
Sweden — 1.8%
Boliden AB	180,040	4,649,947
Dometic Group AB(1)	210,779	1,502,658
Lundin Petroleum AB(1)	103,220	1,945,140
		8,097,745
Switzerland — 7.4%
dormakaba Holding AG	3,780	2,730,806
Geberit AG	17,900	7,086,407
Logitech International SA	193,487	4,767,236
Lonza Group AG	44,770	7,996,687
Partners Group Holding AG	21,290	10,344,507
		32,925,643
Taiwan — 2.0%
AirTAC International Group	569,000	4,311,282
Nien Made Enterprise Co. Ltd.	217,000	2,430,553
Tung Thih Electronic Co. Ltd.	270,000	2,329,558
		9,071,393
United Kingdom — 10.0%
Ashtead Group plc	160,520	3,147,203
ASOS plc(1)	89,830	5,672,589
Auto Trader Group plc	681,750	3,409,462
DCC plc	81,860	6,278,542
Just Eat plc(1)	381,300	2,793,317
Melrose Industries plc	2,038,560	4,674,058
Persimmon plc	103,110	2,193,190
RPC Group plc	587,760	7,920,313
Tullow Oil plc(1)	906,300	3,376,939

12

	Shares	Value
Weir Group plc (The)	222,220	$5,026,992
		44,492,605
TOTAL COMMON STOCKS (Cost $409,954,962)		437,777,060
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $7,095,881), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $6,952,015)		6,952,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,537	1,537
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,953,537)		6,953,537
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $416,908,499)		444,730,597
OTHER ASSETS AND LIABILITIES — 0.5%		2,026,333
TOTAL NET ASSETS — 100.0%		$446,756,930

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	21.7%
Consumer Discretionary	20.1%
Information Technology	14.2%
Materials	12.4%
Consumer Staples	8.6%
Health Care	7.8%
Financials	5.6%
Energy	5.0%
Telecommunication Services	1.6%
Real Estate	1.0%
Cash and Equivalents*	2.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

(1)	Non-income producing.
See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $416,908,499)	$444,730,597
Foreign currency holdings, at value (cost of $156,112)	151,003
Receivable for investments sold	8,105,429
Receivable for capital shares sold	33,703
Dividends and interest receivable	592,284
Other assets	113,230
453,726,246

Liabilities
Payable for investments purchased	6,018,107
Payable for capital shares redeemed	338,473
Accrued management fees	610,866
Distribution and service fees payable	1,870
6,969,316

Net Assets	$446,756,930

Net Assets Consist of:
Capital (par value and paid-in surplus)	$552,440,800
Accumulated net investment loss	(860,832)
Accumulated net realized loss	(132,524,940)
Net unrealized appreciation	27,701,902
$446,756,930

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$421,313,560	34,673,188	$12.15
Institutional Class, $0.01 Par Value	$19,216,903	1,562,009	$12.30
A Class, $0.01 Par Value	$5,192,682	438,965	$11.83*
C Class, $0.01 Par Value	$872,343	74,731	$11.67
R Class, $0.01 Par Value	$161,442	13,471	$11.98
*Maximum offering price $12.55 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $708,020)	$6,838,726
Interest	9,560
6,848,286

Expenses:
Management fees	8,012,084
Distribution and service fees:
A Class	14,641
C Class	9,607
R Class	769
Directors' fees and expenses	16,533
Other expenses	23,215
8,076,849

Net investment income (loss)	(1,228,563)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(15,974,841)
Foreign currency transactions	(165,991)
(16,140,832)

Change in net unrealized appreciation (depreciation) on:
Investments	(9,172,257)
Translation of assets and liabilities in foreign currencies	3,803
(9,168,454)

Net realized and unrealized gain (loss)	(25,309,286)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(26,537,849)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$(1,228,563)	$4,307
Net realized gain (loss)	(16,140,832)	52,138,255
Change in net unrealized appreciation (depreciation)	(9,168,454)	(26,938,339)
Net increase (decrease) in net assets resulting from operations	(26,537,849)	25,204,223

Distributions to Shareholders
From net investment income:
Investor Class	(2,556,611)	(1,194,380)
Institutional Class	(154,815)	(96,309)
A Class	(18,092)	—
R Class	(75)	—
Decrease in net assets from distributions	(2,729,593)	(1,290,689)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(60,707,535)	(57,317,465)

Redemption Fees
Increase in net assets from redemption fees	4,955	11,710

Net increase (decrease) in net assets	(89,970,022)	(33,392,221)

Net Assets
Beginning of period	536,726,952	570,119,173
End of period	$446,756,930	$536,726,952

Accumulated undistributed net investment income (loss)	$(860,832)	$1,655,698

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company
Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Discovery Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

17

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

18

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.200% to 1.750% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 1.000% to 1.550% for the Institutional Class. The effective annual management fee for each class for the year ended November 30, 2016 was 1.63% for the Investor Class, A Class, C Class and R Class and 1.43% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,003,167 and $895,502, respectively. The effect of interfund transactions on the Statement of Operations was $371,410 in net realized gain (loss) on investment transactions.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 were $678,016,235 and $749,420,359, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	380,000,000		400,000,000
Sold	596,121	$7,445,535	1,973,067	$26,172,142
Issued in reinvestment of distributions	204,271	2,418,572	89,395	1,141,578
Redeemed	(5,416,519)	(67,763,718)	(6,612,888)	(84,604,777)
	(4,616,127)	(57,899,611)	(4,550,426)	(57,291,057)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	159,528	2,008,154	207,249	2,735,825
Issued in reinvestment of distributions	12,934	154,815	7,460	96,309
Redeemed	(326,816)	(4,131,076)	(282,242)	(3,687,250)
	(154,354)	(1,968,107)	(67,533)	(855,116)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	68,647	841,403	226,922	2,883,104
Issued in reinvestment of distributions	1,566	18,092	—	—
Redeemed	(156,499)	(1,909,517)	(165,320)	(2,093,362)
	(86,286)	(1,050,022)	61,602	789,742
C Class/Shares Authorized	30,000,000		20,000,000
Sold	55,435	678,052	38,351	487,665
Redeemed	(38,509)	(459,546)	(18,489)	(226,895)
	16,926	218,506	19,862	260,770
R Class/Shares Authorized	30,000,000		20,000,000
Sold	2,380	29,452	2,256	28,656
Issued in reinvestment of distributions	6	75	—	—
Redeemed	(3,003)	(37,828)	(18,745)	(250,460)
	(617)	(8,301)	(16,489)	(221,804)
Net increase (decrease)	(4,840,458)	$(60,707,535)	(4,552,984)	$(57,317,465)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

20

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$2,345,187	$26,042,218	—
China	8,419,446	18,545,609	—
Israel	3,550,625	—	—
Japan	2,918,077	86,510,464	—
Mexico	3,285,277	—	—
Russia	5,746,723	6,528,660	—
Other Countries	—	273,884,774	—
Temporary Cash Investments	1,537	6,952,000	—
	$26,266,872	$418,463,725	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$2,729,593	$1,290,689
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$416,913,814
Gross tax appreciation of investments	$42,784,806
Gross tax depreciation of investments	(14,968,023)
Net tax appreciation (depreciation) of investments	27,816,783
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(121,764)
Net tax appreciation (depreciation)	$27,695,019
Undistributed ordinary income	—
Accumulated short-term capital losses	$(132,519,625)
Late-year ordinary loss deferral	$(859,264)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(114,127,606) expire in 2017 and the remaining losses are unlimited.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions.  Compliance with the amendments is effective on August 1, 2017.  Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$12.90	(0.03)	(0.65)	(0.68)	(0.07)	$12.15	(5.21)%	1.64%	(0.25)%	139%	$421,314
2015	$12.35	—(3)	0.58	0.58	(0.03)	$12.90	4.61%	1.67%	0.00%(4)	171%	$506,817
2014	$12.70	0.03	(0.24)	(0.21)	(0.14)	$12.35	(1.73)%	1.61%	0.20%	134%	$541,410
2013	$10.08	—(3)	2.79	2.79	(0.17)	$12.70	27.97%	1.56%	0.03%	157%	$620,359
2012	$9.22	0.04	0.82	0.86	—(3)	$10.08	9.23%	1.50%	0.42%	154%	$582,331
Institutional Class
2016	$13.06	(0.01)	(0.66)	(0.67)	(0.09)	$12.30	(5.03)%	1.44%	(0.05)%	139%	$19,217
2015	$12.50	0.03	0.58	0.61	(0.05)	$13.06	4.84%	1.47%	0.20%	171%	$22,415
2014	$12.86	0.06	(0.25)	(0.19)	(0.17)	$12.50	(1.55)%	1.41%	0.40%	134%	$22,304
2013	$10.20	0.05	2.80	2.85	(0.19)	$12.86	28.16%	1.36%	0.23%	157%	$27,341
2012	$9.34	0.05	0.83	0.88	(0.02)	$10.20	9.44%	1.30%	0.62%	154%	$48,794
A Class
2016	$12.56	(0.06)	(0.63)	(0.69)	(0.04)	$11.83	(5.44)%	1.89%	(0.50)%	139%	$5,193
2015	$12.03	(0.03)	0.56	0.53	—	$12.56	4.32%	1.92%	(0.25)%	171%	$6,596
2014	$12.36	(0.01)	(0.22)	(0.23)	(0.10)	$12.03	(1.92)%	1.86%	(0.05)%	134%	$5,576
2013	$9.81	(0.03)	2.72	2.69	(0.14)	$12.36	27.69%	1.81%	(0.22)%	157%	$3,585
2012	$9.00	0.01	0.80	0.81	—	$9.81	8.88%	1.75%	0.17%	154%	$2,838

22

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$12.45	(0.15)	(0.63)	(0.78)	—	$11.67	(6.19)%	2.64%	(1.25)%	139%	$872
2015	$12.01	(0.12)	0.56	0.44	—	$12.45	3.58%	2.67%	(1.00)%	171%	$720
2014	$12.39	(0.10)	(0.23)	(0.33)	(0.05)	$12.01	(2.74)%	2.61%	(0.80)%	134%	$456
2013	$9.83	(0.14)	2.76	2.62	(0.06)	$12.39	26.75%	2.56%	(0.97)%	157%	$342
2012	$9.08	(0.05)	0.80	0.75	—	$9.83	8.14%	2.50%	(0.58)%	154%	$93
R Class
2016	$12.73	(0.10)	(0.64)	(0.74)	(0.01)	$11.98	(5.69)%	2.14%	(0.75)%	139%	$161
2015	$12.22	(0.08)	0.59	0.51	—	$12.73	4.09%	2.17%	(0.50)%	171%	$179
2014	$12.55	(0.05)	(0.22)	(0.27)	(0.06)	$12.22	(2.19)%	2.11%	(0.30)%	134%	$374
2013	$9.96	(0.06)	2.76	2.70	(0.11)	$12.55	27.35%	2.06%	(0.47)%	157%	$388
2012	$9.15	—(3)	0.81	0.81	—	$9.96	8.73%	2.00%	(0.08)%	154%	$290

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Discovery Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Discovery Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

27

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

29

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

30

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $7,362,769 and foreign taxes paid of $634,765, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2016 are $0.2003 and $0.0173, respectively.

33

Notes

34

Notes

35

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91031 1701

Annual Report

November 30, 2016

International Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Year of Surprises: China, Oil, Brexit, Trump

A year ago, we predicted increased market volatility in 2016. Volatility occurred, but not for the reasons we suggested. We expected the Federal Reserve (the Fed)—which in December 2015 raised its short-term interest rate target for the first time since 2006—to raise it three to four more times in 2016 as U.S. economic growth improved. We thought the shift in rate policy would contribute to unsettled conditions as inflation expectations grew, borrowing costs increased, the U.S. dollar strengthened, and bond prices weakened.

Instead, global and U.S. growth largely languished in the first half of 2016 as concerns about China’s growth and plummeting oil prices affected the global economic outlook. The Fed left its target unchanged for 11 months to avoid putting further stress on the global economy and markets. Meanwhile, years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union, then propelling Donald Trump to victory. These unexpected populist political results unsettled the markets.

Despite these challenges, and with the continued support of central bank monetary stimulus, broad market index returns for the full reporting period were mostly positive, though they skewed negative in non-U.S. developed equity markets. Looking ahead, Trump’s win shifted the market outlook, unleashing potentially far-reaching ramifications that are still unfolding. What’s clear is that Trump’s policy proposals and his unpredictable nature make uncertainty more certain, which could trigger further bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	-8.59%	5.27%	1.70%	—	5/9/91
MSCI EAFE Index	—	-3.66%	5.61%	0.72%	—	—
MSCI EAFE Growth Index	—	-5.88%	5.92%	1.69%	—	—
Institutional Class	TGRIX	-8.40%	5.47%	1.91%	—	11/20/97
A Class	TWGAX					10/2/96
No sales charge		-8.73%	5.02%	1.46%	—
With sales charge		-13.97%	3.77%	0.86%	—
C Class	AIWCX	-9.43%	4.24%	0.70%	—	6/4/01
R Class	ATGRX	-9.00%	4.75%	1.20%	—	8/29/03
R6 Class	ATGDX	-8.19%	—	—	0.01%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $11,841

MSCI EAFE Index — $10,746

MSCI EAFE Growth Index — $11,831

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.17%	0.97%	1.42%	2.17%	1.67%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Raj Gandhi and James Gendelman
Performance Summary
International Growth declined -8.59%* for the 12 months ended November 30, 2016. The portfolio’s benchmark, the MSCI EAFE Index, declined -3.66% for the same period.
Non-U.S. developed market stocks declined during the 12-month period, sharply lagging returns provided by U.S.-based equities. Among non-U.S. developed market stocks, the Asia Pacific region fared the best, delivering a small gain, equities based in the Far East posted modest losses, and those based in Europe sharply lagged. Over the last 12 months, our process faced a number of headwinds that meaningfully impacted results:
(1) The strongest driver of stock price performance has been dividend yield; current income is not a key consideration in our process;
(2) The scarcity of growth around the globe has led to a continuation of central bank policy characterized by abnormally low interest rates. This has led to uncertainty and volatility for stocks and helped more defensive securities outperform;
(3) The degree of intra-stock correlation has increased. As a result, the market has not been differentiating among securities based on earnings or fundamentals; and
(4) Currency volatility has been high, causing currency effects to have a larger-than-normal impact on relative returns.
In addition, the uncertainty associated with the U.K.’s late June Brexit vote triggered a sharp market correction that spilled into the beginning of the third quarter, with most equity markets continuing to decline. Subsequently, a combination of better-than-expected earnings and the realization that the aftermath of Brexit would not be as bad as originally feared, led to a rerating of stocks and a market turnaround. Markets recovered some of their Brexit-related losses, finishing lower for the year but well above their lowest levels.
Overall, the fund lagged its benchmark, primarily due to stock selection in the financials, information technology, consumer staples, and health care sectors. Regionally, stock selection in Japan and the U.K. and positioning in Australia also contributed to the fund’s underperformance.
Italian Bank was a Top Detractor
Among individual detractors to performance Italy-based bank Intesa Sanpaolo, which declined due to concerns over weakness in the Italian banking sector and the fear that regulators may force it to take over a lower-quality bank. Ongoing concerns about the negative interest rate environment in Europe on net interest margins also weighed heavily on the stock. Although we continue to view Intesa Sanpaolo as one of the highest-quality banks in Italy, with strong capital ratio and continued strong loan growth, persistent pressure on the stock due to worries over Italian banks in general convinced us to sell the position.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In the health care sector, Denmark-based pharmaceutical company Novo Nordisk weighed on returns. Renewed concern over pricing pressure on insulin products in the U.S. and a competitive threat resulting from the patent expiration of Sanofi’s insulin treatment, Lantus, triggered a sharp decline in the stock in the third quarter. As a result, we exited the position.
Consumer Discretionary Sector was Main Contributor
Strong stock selection in consumer discretionary benefited performance. Regionally, stock selection in Germany and Portugal and portfolio-only positions in China aided results.
Germany-based adidas added value, as the shares delivered strong returns in the second and third quarters. Resurgent strength in the adidas brand in both sports and fashion contributed to better-than-expected financial results in May. The athletic shoe and apparel manufacturer is seeing positive results from restructuring efforts put in place by its new CEO. In particular, margins have improved. The company is also benefiting from soccer’s increased popularity.
Another standout performer was portfolio-only holding Tencent, a social media and online gaming company headquartered in China. A continued shift in global advertising spending away from traditional media, such as television and newspapers, to online and mobile has boosted Tencent’s advertising revenues and enabled it to deliver consistently strong financial results. The company has more than 1.5 billion active users and continues to attract more. Another positive trend for Tencent is the transition of games from PC to mobile.
Outlook
Portfolio positioning remains a function of bottom-up stock selection. Selection of stocks exhibiting improving and strong, sustainable growth that, based on inflecting earnings, is not well represented in either consensus or the stock price helps the investment team identify market trends. The complexion of the consumer discretionary sector has changed. We are finding opportunities in companies that have positioned themselves to profit from the continued shift in consumer behavior from offline to online commerce. We also favor those that are benefiting from the proliferation of smartphones and the subsequent expansion of content-driven applications and digital advertising development. We remain underweight financials but have added slightly to our positions as the steepening of the yield curve should lead to improved net interest margins. Our process has identified improvement in the materials sector driven by stabilization of the supply/demand balance, better pricing, and a stronger outlook for residential construction in both Europe and the U.S.

6

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
Roche Holding AG	2.9%
AIA Group Ltd.	2.1%
Shire plc	1.9%
CRH plc	1.8%
British American Tobacco plc	1.7%
Rio Tinto plc	1.7%
Tencent Holdings Ltd.	1.6%
TOTAL SA	1.6%
Kering	1.6%
SAP SE	1.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.3%

Investments by Country	% of net assets
United Kingdom	21.1%
France	16.9%
Japan	13.8%
Germany	8.3%
Switzerland	5.0%
Hong Kong	3.1%
China	3.1%
Ireland	2.8%
Netherlands	2.4%
Australia	2.3%
Belgium	2.2%
Denmark	2.2%
Sweden	2.1%
Spain	2.1%
Other Countries	12.2%
Cash and Equivalents*	0.4%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$947.10	$5.74	1.18%
Institutional Class	$1,000	$947.70	$4.77	0.98%
A Class	$1,000	$946.60	$6.96	1.43%
C Class	$1,000	$943.40	$10.59	2.18%
R Class	$1,000	$945.30	$8.17	1.68%
R6 Class	$1,000	$949.50	$4.05	0.83%
Hypothetical
Investor Class	$1,000	$1,019.10	$5.96	1.18%
Institutional Class	$1,000	$1,020.10	$4.95	0.98%
A Class	$1,000	$1,017.85	$7.21	1.43%
C Class	$1,000	$1,014.10	$10.98	2.18%
R Class	$1,000	$1,016.60	$8.47	1.68%
R6 Class	$1,000	$1,020.85	$4.19	0.83%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 99.6%
Australia — 2.3%
CSL Ltd.	109,530	$7,926,477
Fortescue Metals Group Ltd.	2,839,300	12,307,517
Treasury Wine Estates Ltd.	1,556,790	12,404,307
		32,638,301
Austria — 1.0%
Erste Group Bank AG	508,740	14,148,292
Belgium — 2.2%
KBC Group NV	366,750	21,992,639
UCB SA	152,490	9,810,121
		31,802,760
Brazil — 0.5%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	1,384,300	6,798,605
Canada — 1.1%
Alimentation Couche-Tard, Inc., B Shares	339,060	15,646,787
China — 3.1%
Alibaba Group Holding Ltd. ADR(1)	230,740	21,694,175
Tencent Holdings Ltd.	944,500	23,586,624
		45,280,799
Denmark — 2.2%
DSV A/S	331,890	14,934,305
Pandora A/S	140,282	16,695,124
		31,629,429
France — 16.9%
ArcelorMittal(1)	2,569,250	19,409,678
Arkema SA	164,170	15,725,716
BNP Paribas SA	341,530	19,828,742
Criteo SA ADR(1)	260,680	10,758,264
Danone SA	192,750	12,126,419
Essilor International SA	159,305	16,900,820
Kering	103,810	22,554,715
L'Oreal SA	59,510	10,157,690
Legrand SA	104,730	5,855,148
Publicis Groupe SA	228,660	14,838,799
Rexel SA	535,400	8,279,001
Thales SA	181,600	17,732,142
TOTAL SA	482,160	22,972,775
Valeo SA	305,784	17,050,116
Vinci SA	189,230	12,280,005
Vivendi SA	898,610	17,133,524
		243,603,554
Germany — 8.3%
adidas AG	123,380	18,176,232
Deutsche Boerse AG(1)	160,770	12,992,393
Fresenius Medical Care AG & Co. KGaA	165,770	12,930,879
HeidelbergCement AG	212,630	19,067,358

10

	Shares	Value
Infineon Technologies AG	626,070	$10,470,663
SAP SE	263,640	22,040,553
Symrise AG	73,256	4,434,040
Zalando SE(1)	550,160	20,504,252
		120,616,370
Hong Kong — 3.1%
AIA Group Ltd.	5,059,200	30,851,565
Sands China Ltd.	2,980,800	14,680,147
		45,531,712
India — 1.5%
HDFC Bank Ltd.	348,520	6,945,558
Tata Motors Ltd.	2,172,290	14,576,305
		21,521,863
Indonesia — 1.7%
Astra International Tbk PT	24,527,600	13,664,149
Bank Mandiri Persero Tbk PT	14,741,000	11,420,808
		25,084,957
Ireland — 2.8%
CRH plc	765,080	25,538,345
Ryanair Holdings plc ADR(1)	193,491	15,448,321
		40,986,666
Israel — 0.7%
Mobileye NV(1)	278,110	10,354,035
Italy — 0.3%
Azimut Holding SpA	334,950	4,998,353
Japan — 13.8%
Calbee, Inc.	411,800	12,832,193
CyberAgent, Inc.	212,000	5,153,376
Daikin Industries Ltd.	186,000	17,420,480
Daito Trust Construction Co. Ltd.	107,900	16,764,324
FANUC CORP.	40,900	6,901,573
Fast Retailing Co. Ltd.	32,900	11,379,336
Fuji Heavy Industries Ltd.	108,300	4,397,129
Isuzu Motors Ltd.	305,300	3,599,927
Keyence Corp.	23,300	15,932,512
Komatsu Ltd.	696,000	16,021,293
LINE Corp.(1)	286,200	11,032,227
Nitori Holdings Co. Ltd.	145,300	15,164,390
NTT DOCOMO, Inc.	481,000	11,032,245
ORIX Corp.	1,140,000	17,751,934
Ryohin Keikaku Co. Ltd.	77,100	15,116,061
Start Today Co. Ltd.	653,700	10,039,342
Sysmex Corp.	144,100	8,678,371
		199,216,713
Mexico — 1.2%
Cemex SAB de CV ADR(1)	1,731,963	13,526,631
Fomento Economico Mexicano SAB de CV ADR	52,010	4,059,381
		17,586,012
Netherlands — 2.4%
ASML Holding NV	113,690	11,762,655
Koninklijke DSM NV	223,670	13,564,378

11

	Shares	Value
Koninklijke Vopak NV	209,780	$9,804,985
		35,132,018
Norway — 1.8%
DNB ASA	801,980	11,812,525
Statoil ASA	812,599	13,925,578
		25,738,103
Portugal — 1.2%
Jeronimo Martins SGPS SA	1,057,641	16,713,223
Russia — 0.5%
Magnit PJSC GDR	174,420	7,025,638
South Korea — 0.7%
Amorepacific Corp.	19,440	5,454,275
BGF retail Co. Ltd.	72,100	5,365,639
		10,819,914
Spain — 2.1%
Cellnex Telecom SA	576,605	8,078,935
Industria de Diseno Textil SA	632,960	21,651,441
		29,730,376
Sweden — 2.1%
Hexagon AB, B Shares	453,080	16,049,490
Lundin Petroleum AB(1)	767,880	14,470,393
		30,519,883
Switzerland — 5.0%
Cie Financiere Richemont SA	108,520	7,092,706
Julius Baer Group Ltd.	405,840	17,934,879
Roche Holding AG	191,004	42,589,364
Zurich Insurance Group AG	16,330	4,280,461
		71,897,410
United Kingdom — 21.1%
Admiral Group plc	316,209	7,521,127
Ashtead Group plc	1,060,275	20,788,067
ASOS plc(1)	243,396	15,369,981
Auto Trader Group plc	2,302,870	11,516,756
Aviva plc	3,682,495	20,595,687
British American Tobacco plc	449,390	24,703,622
Bunzl plc	419,600	10,815,069
Compass Group plc	618,180	10,604,226
London Stock Exchange Group plc	458,230	15,755,306
Reckitt Benckiser Group plc	258,056	21,836,345
RELX plc	255,570	4,396,825
Rio Tinto plc	651,050	24,356,345
Royal Dutch Shell plc, A Shares	559,640	14,223,360
Shire plc	467,050	27,231,771
St. James's Place plc	1,041,351	12,247,617
Tullow Oil plc(1)	2,150,620	8,013,366
Weir Group plc (The)	948,870	21,465,042
Wolseley plc	334,390	19,434,152
Worldpay Group plc	4,196,786	14,135,737
		305,010,401
TOTAL COMMON STOCKS (Cost $1,339,984,449)		1,440,032,174

12

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $757,763), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $739,002)		$739,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	270	270
TOTAL TEMPORARY CASH INVESTMENTS (Cost $739,270)		739,270
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $1,340,723,719)		1,440,771,444
OTHER ASSETS AND LIABILITIES — 0.3%		4,580,888
TOTAL NET ASSETS — 100.0%		$1,445,352,332

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	20.0%
Financials	16.3%
Industrials	13.3%
Information Technology	12.3%
Consumer Staples	10.3%
Materials	10.1%
Health Care	8.8%
Energy	5.9%
Telecommunication Services	1.4%
Real Estate	1.2%
Cash and Equivalents*	0.4%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $1,340,723,719)	$1,440,771,444
Receivable for investments sold	1,634,791
Receivable for capital shares sold	1,497,600
Dividends and interest receivable	3,360,178
Other assets	311,699
1,447,575,712

Liabilities
Foreign currency overdraft payable, at value (cost of $85,585)	128,485
Payable for investments purchased	1,916
Payable for capital shares redeemed	677,954
Accrued management fees	1,384,978
Distribution and service fees payable	30,047
2,223,380

Net Assets	$1,445,352,332

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,393,958,245
Distributions in excess of net investment income	(5,717,742)
Accumulated net realized loss	(42,686,460)
Net unrealized appreciation	99,798,289
$1,445,352,332

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,229,531,389	116,383,300	$10.56
Institutional Class, $0.01 Par Value	$59,236,291	5,634,188	$10.51
A Class, $0.01 Par Value	$108,847,492	10,241,060	$10.63*
C Class, $0.01 Par Value	$6,743,494	652,906	$10.33
R Class, $0.01 Par Value	$3,090,469	288,331	$10.72
R6 Class, $0.01 Par Value	$37,903,197	3,600,620	$10.53
*Maximum offering price $11.28 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,397,917)	$31,362,360
Interest (net of foreign taxes withheld of $6,016)	24,287
31,386,647

Expenses:
Management fees	18,048,113
Distribution and service fees:
A Class	312,961
C Class	86,088
R Class	16,761
Directors' fees and expenses	52,409
Other expenses	57,995
18,574,327

Net investment income (loss)	12,812,320

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $24,297)	(35,297,625)
Foreign currency transactions	(300,069)
(35,597,694)

Change in net unrealized appreciation (depreciation) on:
Investments	(116,021,392)
Translation of assets and liabilities in foreign currencies	80,359
(115,941,033)

Net realized and unrealized gain (loss)	(151,538,727)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(138,726,407)

 See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$12,812,320	$10,786,685
Net realized gain (loss)	(35,597,694)	87,356,870
Change in net unrealized appreciation (depreciation)	(115,941,033)	(129,770,763)
Net increase (decrease) in net assets resulting from operations	(138,726,407)	(31,627,208)

Distributions to Shareholders
From net investment income:
Investor Class	(7,144,126)	(9,233,796)
Institutional Class	(467,296)	(974,176)
A Class	(436,078)	(1,277,492)
R Class	(4,047)	(5,076)
R6 Class	(376,203)	(72,931)
From net realized gains:
Investor Class	(71,718,645)	(90,129,091)
Institutional Class	(3,592,483)	(7,644,959)
A Class	(7,082,263)	(17,916,622)
C Class	(530,306)	(608,755)
R Class	(173,171)	(127,609)
R6 Class	(2,461,989)	(499,554)
Decrease in net assets from distributions	(93,986,607)	(128,490,061)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(28,937,016)	(115,044,232)

Redemption Fees
Increase in net assets from redemption fees	19,316	63,558

Net increase (decrease) in net assets	(261,630,714)	(275,097,943)

Net Assets
Beginning of period	1,706,983,046	1,982,080,989
End of period	$1,445,352,332	$1,706,983,046

Distributions in excess of net investment income	$(5,717,742)	$(6,403,309)

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 19% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.050% to 1.500% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.850% to 1.300% for the Institutional Class and 0.700% to 1.150% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2016 was 1.17% for the Investor Class, A Class, C Class and R Class, 0.97% for the Institutional Class and 0.82% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $572,313 and $15,147,868, respectively. The effect of interfund transactions on the Statement of Operations was $272,249 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 were $1,081,368,424 and $1,174,240,872, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	875,000,000		840,000,000
Sold	10,482,368	$113,487,463	21,692,103	$276,534,085
Issued in reinvestment of distributions	6,787,008	76,693,189	8,081,634	96,692,769
Redeemed	(17,865,264)	(197,712,746)	(26,388,283)	(331,250,886)
	(595,888)	(7,532,094)	3,385,454	41,975,968
Institutional Class/Shares Authorized	70,000,000		70,000,000
Sold	1,251,989	13,630,649	1,172,500	14,465,900
Issued in reinvestment of distributions	361,512	4,059,779	719,790	8,553,736
Redeemed	(1,756,602)	(19,107,397)	(6,506,504)	(81,525,313)
	(143,101)	(1,416,969)	(4,614,214)	(58,505,677)
A Class/Shares Authorized	185,000,000		200,000,000
Sold	1,831,048	20,171,236	3,435,801	43,328,728
Issued in reinvestment of distributions	646,908	7,374,750	1,574,958	19,000,956
Redeemed	(3,693,064)	(40,701,226)	(15,900,104)	(205,207,226)
	(1,215,108)	(13,155,240)	(10,889,345)	(142,877,542)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	70,768	760,067	281,983	3,505,108
Issued in reinvestment of distributions	39,978	445,758	38,595	458,326
Redeemed	(321,709)	(3,439,340)	(222,720)	(2,723,550)
	(210,963)	(2,233,515)	97,858	1,239,884
R Class/Shares Authorized	30,000,000		25,000,000
Sold	101,622	1,141,480	168,277	2,106,267
Issued in reinvestment of distributions	13,640	157,129	9,545	116,453
Redeemed	(93,508)	(1,040,020)	(72,723)	(935,167)
	21,754	258,589	105,099	1,287,553
R6 Class/Shares Authorized	40,000,000		30,000,000
Sold	1,828,729	19,554,531	5,097,139	63,522,566
Issued in reinvestment of distributions	252,958	2,838,192	48,186	572,156
Redeemed	(2,488,738)	(27,250,510)	(1,768,379)	(22,259,140)
	(407,051)	(4,857,787)	3,376,946	41,835,582
Net increase (decrease)	(2,550,357)	$(28,937,016)	(8,538,202)	$(115,044,232)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$21,694,175	$23,586,624	—
France	10,758,264	232,845,290	—
Ireland	15,448,321	25,538,345	—
Israel	10,354,035	—	—
Mexico	17,586,012	—	—
Other Countries	—	1,082,221,108	—
Temporary Cash Investments	270	739,000	—
	$75,841,077	$1,364,930,367	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 20, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2016:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0518	$0.0730	$0.0253	—	—	$0.0889

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The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$13,905,466	$11,563,471
Long-term capital gains	$80,081,141	$116,926,590

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,357,111,861
Gross tax appreciation of investments	$145,721,746
Gross tax depreciation of investments	(62,062,163)
Net tax appreciation (depreciation) of investments	83,659,583
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(249,436)
Net tax appreciation (depreciation)	$83,410,147
Undistributed ordinary income	$5,315,812
Accumulated short-term capital losses	$(37,331,872)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions.  Compliance with the amendments is effective on August 1, 2017.  Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$12.25	0.09	(1.10)	(1.01)	(0.06)	(0.62)	(0.68)	$10.56	(8.59)%	1.18%	0.83%	70%	$1,229,531
2015	$13.40	0.07	(0.34)	(0.27)	(0.08)	(0.80)	(0.88)	$12.25	(1.86)%	1.17%	0.62%	62%	$1,432,784
2014	$13.78	0.10	—(3)	0.10	(0.20)	(0.28)	(0.48)	$13.40	0.80%	1.18%	0.74%	75%	$1,521,655
2013	$11.27	0.11	2.58	2.69	(0.18)	—	(0.18)	$13.78	24.22%	1.22%	0.84%	110%	$1,499,623
2012	$9.90	0.15	1.33	1.48	(0.11)	—	(0.11)	$11.27	15.10%	1.29%	1.41%	106%	$1,268,251
Institutional Class
2016	$12.19	0.11	(1.09)	(0.98)	(0.08)	(0.62)	(0.70)	$10.51	(8.40)%	0.98%	1.03%	70%	$59,236
2015	$13.33	0.10	(0.34)	(0.24)	(0.10)	(0.80)	(0.90)	$12.19	(1.63)%	0.97%	0.82%	62%	$70,422
2014	$13.73	0.14	(0.03)	0.11	(0.23)	(0.28)	(0.51)	$13.33	0.91%	0.98%	0.94%	75%	$138,527
2013	$11.24	0.13	2.58	2.71	(0.22)	—	(0.22)	$13.73	24.54%	1.02%	1.04%	110%	$185,325
2012	$9.89	0.17	1.33	1.50	(0.15)	—	(0.15)	$11.24	15.28%	1.09%	1.61%	106%	$140,446

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$12.32	0.06	(1.09)	(1.03)	(0.04)	(0.62)	(0.66)	$10.63	(8.73)%	1.43%	0.58%	70%	$108,847
2015	$13.48	0.07	(0.37)	(0.30)	(0.06)	(0.80)	(0.86)	$12.32	(2.13)%	1.42%	0.37%	62%	$141,175
2014	$13.86	0.07	(0.01)	0.06	(0.16)	(0.28)	(0.44)	$13.48	0.49%	1.43%	0.49%	75%	$301,164
2013	$11.33	0.07	2.61	2.68	(0.15)	—	(0.15)	$13.86	23.98%	1.47%	0.59%	110%	$267,979
2012	$9.92	0.12	1.35	1.47	(0.06)	—	(0.06)	$11.33	14.80%	1.54%	1.16%	106%	$198,434
C Class
2016	$12.04	(0.02)	(1.07)	(1.09)	—	(0.62)	(0.62)	$10.33	(9.43)%	2.18%	(0.17)%	70%	$6,743
2015	$13.22	(0.05)	(0.33)	(0.38)	—	(0.80)	(0.80)	$12.04	(2.81)%	2.17%	(0.38)%	62%	$10,402
2014	$13.58	(0.03)	(0.02)	(0.05)	(0.03)	(0.28)	(0.31)	$13.22	(0.29)%	2.18%	(0.26)%	75%	$10,129
2013	$11.14	(0.03)	2.57	2.54	(0.10)	—	(0.10)	$13.58	23.00%	2.22%	(0.16)%	110%	$4,859
2012	$9.77	0.04	1.33	1.37	—	—	—	$11.14	14.02%	2.29%	0.41%	106%	$2,497
R Class
2016	$12.43	0.04	(1.12)	(1.08)	(0.01)	(0.62)	(0.63)	$10.72	(9.00)%	1.68%	0.33%	70%	$3,090
2015	$13.59	0.02	(0.35)	(0.33)	(0.03)	(0.80)	(0.83)	$12.43	(2.31)%	1.67%	0.12%	62%	$3,313
2014	$13.96	0.03	(0.01)	0.02	(0.11)	(0.28)	(0.39)	$13.59	0.25%	1.68%	0.24%	75%	$2,195
2013	$11.41	0.05	2.62	2.67	(0.12)	—	(0.12)	$13.96	23.59%	1.72%	0.34%	110%	$2,270
2012	$9.97	0.10	1.35	1.45	(0.01)	—	(0.01)	$11.41	14.56%	1.79%	0.91%	106%	$2,262

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2016	$12.20	0.14	(1.10)	(0.96)	(0.09)	(0.62)	(0.71)	$10.53	(8.19)%	0.83%	1.18%	70%	$37,903
2015	$13.34	0.11	(0.33)	(0.22)	(0.12)	(0.80)	(0.92)	$12.20	(1.50)%	0.82%	0.97%	62%	$48,887
2014	$13.74	0.13	—(3)	0.13	(0.25)	(0.28)	(0.53)	$13.34	1.10%	0.83%	1.09%	75%	$8,411
2013(4)	$12.56	0.01	1.17	1.18	—	—	—	$13.74	9.39%	0.85%(5)	0.20%(5)	110%(6)	$5,076

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

31

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

32

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

The fund hereby designates $80,081,141, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $34,610,888 and foreign taxes paid of $3,233,786, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2016 are $0.2530 and $0.0236, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91027 1701

Annual Report

November 30, 2016

International Opportunities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Year of Surprises: China, Oil, Brexit, Trump

A year ago, we predicted increased market volatility in 2016. Volatility occurred, but not for the reasons we suggested. We expected the Federal Reserve (the Fed)—which in December 2015 raised its short-term interest rate target for the first time since 2006—to raise it three to four more times in 2016 as U.S. economic growth improved. We thought the shift in rate policy would contribute to unsettled conditions as inflation expectations grew, borrowing costs increased, the U.S. dollar strengthened, and bond prices weakened.

Instead, global and U.S. growth largely languished in the first half of 2016 as concerns about China’s growth and plummeting oil prices affected the global economic outlook. The Fed left its target unchanged for 11 months to avoid putting further stress on the global economy and markets. Meanwhile, years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union, then propelling Donald Trump to victory. These unexpected populist political results unsettled the markets.

Despite these challenges, and with the continued support of central bank monetary stimulus, broad market index returns for the full reporting period were mostly positive, though they skewed negative in non-U.S. developed equity markets. Looking ahead, Trump’s win shifted the market outlook, unleashing potentially far-reaching ramifications that are still unfolding. What’s clear is that Trump’s policy proposals and his unpredictable nature make uncertainty more certain, which could trigger further bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AIOIX	-4.14%	9.08%	4.04%	—	6/1/01
MSCI ACWI ex-U.S. Small Cap Growth Index	—	-1.37%	6.44%	2.69%	—	—
Institutional Class	ACIOX	-4.05%	9.24%	4.23%	—	1/9/03
A Class	AIVOX					3/1/10
No sales charge		-4.47%	8.79%	—	7.86%
With sales charge		-9.95%	7.53%	—	6.91%
C Class	AIOCX	-5.17%	7.99%	—	7.07%	3/1/10
R Class	AIORX	-4.69%	8.52%	—	7.60%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $14,869

MSCI ACWI ex-U.S. Small Cap Growth Index — $13,049

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.71%	1.51%	1.96%	2.71%	2.21%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich and Federico Laffan

Performance Summary

International Opportunities declined -4.14%* for the 12 months ended November 30, 2016. The portfolio’s benchmark, the MSCI ACWI ex-U.S. Small Cap Growth Index, declined -1.37% for the same period.

Non-U.S. small-cap stocks generally posted modest gains during the 12-month period, but growth stocks within the asset class struggled. The continued low interest rate environment prompted a worldwide search for yield—a dynamic generally supportive of dividend-paying and yield-oriented investments rather than strategies focused on corporate profits and sustainable earnings growth.

Within the portfolio, stock selection primarily accounted for the underperformance versus the benchmark, particularly in the information technology, consumer staples, and consumer discretionary sectors. Underweight positions relative to the benchmark in information technology and consumer staples and an overweight in consumer discretionary also weighed on relative results. Regionally, stock selection and underweight positions in Japan, China, and the U.K. detracted from portfolio performance.

U.K.-based Property Developer Was a Main Detractor

An overweight position in U.K.-based Bellway was among the portfolio’s main detractors. The residential property developer struggled on fears that Brexit and a weaker pound would trigger economic uncertainty and perhaps a recession, derailing the multi-year boom in U.K. property prices. However, we believe Bellway should continue to deliver attractive growth as management makes progress with its strategic objectives of growing volumes at strong margins.

An overweight position in Leonteq also was a prominent detractor. The Switzerland-based company, which designs structured notes for private banks, experienced stock-price weakness after it lost one of its largest customers, Singapore-based DBS Group, due to diverging interest regarding business models and exclusivity. We exited the position.

In addition, a portfolio-only position in Wasion Group Holdings, a China-based developer of automated metering systems for electricity, water, and gas usage for utilities in China, weighed on relative results. Order delays stemming from uncertainty surrounding anti-corruption initiatives led to stock-price weakness, and we exited the position.

Norway-based Energy Company Was a Top Contributor

Stock selection in the energy and materials sectors, along with an overweight position in energy and an underweight position in the real estate sector, were the main contributors to the fund’s relative performance. In addition, our stock selection efforts in Australia, Norway, and Sweden, along with overweight positions in Australia and Norway, aided relative performance.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

An overweight position in Norway-based Aker BP (formerly Det Norske Oljeselskap), an oil exploration and development company focused on petroleum resources in the North Sea, was a top contributor. Rising oil prices along with announcements in September 2016 and November 2016 from OPEC regarding its intent to cut production helped drive the company’s stock price higher. In addition, the company benefited from its low cost profile and from its production of the largest offshore oil field Norway has developed in 30 years.

In addition, a portfolio-only position in Aristocrat Leisure, an Australia-based gaming company, was a main contributor, benefiting from continued strong revenue and earnings. In addition, expectations for strong growth in Aristocrat’s recurring revenues and continued gains in the company’s digital gaming business aided stock performance.

A portfolio-only position in SSAB, a Sweden-based steel company, also was a main contributor. The company’s stock price rallied along with higher steel prices.

Outlook

We will continue to focus on non-U.S. companies we believe demonstrate improving, sustainable earnings growth. As commodity prices have continued to stabilize and supply/demand imbalances approach equilibrium, we have been finding such companies in the energy sector, which ended the period as the portfolio’s largest overweight. In addition, we continue to uncover opportunities in the industrials sector, where we expect select companies to experience solid earnings growth as the global economic expansion cycle progresses and improves. Conversely, we continued to underweight the real estate sector, due to concerns that rising interest rates will stifle earnings outlooks for real estate companies.

Regionally, we maintained an overweight position in Canada, where we are finding companies meeting our investment criteria in several sectors, including energy. The U.K. was among the largest underweights, largely due to concerns about Brexit’s long-term effects on the U.K. economy, particularly if companies decide they do not want to have operations in a non-European Union country. Elsewhere, we remain selective toward emerging markets stocks. Overall, the stabilization in commodity prices has been beneficial for emerging markets, and we are noting some improvement in relative earnings revisions despite the massive reversal in performance driven by the strengthening U.S. dollar.

6

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
RPC Group plc	2.2%
Teleperformance	2.0%
Rentokil Initial plc	1.8%
Sartorius AG Preference Shares	1.7%
Aker BP ASA	1.6%
SSAB AB, A Shares	1.6%
Davide Campari-Milano SpA	1.6%
Saab AB, B Shares	1.5%
Parex Resources, Inc.	1.5%
ASOS plc	1.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
Japan	22.2%
Canada	10.8%
United Kingdom	9.6%
France	6.6%
Sweden	5.1%
Germany	4.9%
Italy	4.7%
Australia	4.3%
Taiwan	4.2%
Switzerland	3.8%
China	3.6%
Finland	2.9%
India	2.8%
Norway	2.2%
Other Countries	11.2%
Cash and Equivalents**	1.1%
** Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$968.10	$7.63	1.55%
Investor Class (before waiver)	$1,000	$968.10(2)	$8.61	1.75%
Institutional Class (after waiver)	$1,000	$969.50	$6.65	1.35%
Institutional Class (before waiver)	$1,000	$969.50(2)	$7.63	1.55%
A Class (after waiver)	$1,000	$966.70	$8.85	1.80%
A Class (before waiver)	$1,000	$966.70(2)	$9.83	2.00%
C Class (after waiver)	$1,000	$962.50	$12.51	2.55%
C Class (before waiver)	$1,000	$962.50(2)	$13.49	2.75%
R Class (after waiver)	$1,000	$965.40	$10.07	2.05%
R Class (before waiver)	$1,000	$965.40(2)	$11.06	2.25%
Hypothetical
Investor Class (after waiver)	$1,000	$1,017.25	$7.82	1.55%
Investor Class (before waiver)	$1,000	$1,016.25	$8.82	1.75%
Institutional Class (after waiver)	$1,000	$1,018.25	$6.81	1.35%
Institutional Class (before waiver)	$1,000	$1,017.25	$7.82	1.55%
A Class (after waiver)	$1,000	$1,016.00	$9.07	1.80%
A Class (before waiver)	$1,000	$1,015.00	$10.07	2.00%
C Class (after waiver)	$1,000	$1,012.25	$12.83	2.55%
C Class (before waiver)	$1,000	$1,011.25	$13.83	2.75%
R Class (after waiver)	$1,000	$1,014.75	$10.33	2.05%
R Class (before waiver)	$1,000	$1,013.75	$11.33	2.25%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 98.9%
Australia — 4.3%
Aristocrat Leisure Ltd.	89,940	$996,243
Bapcor Ltd.	169,140	620,760
BlueScope Steel Ltd.	239,770	1,597,064
Domino's Pizza Enterprises Ltd.	27,270	1,364,922
Northern Star Resources Ltd.	70,220	186,156
Pact Group Holdings Ltd.	141,790	681,628
Regis Resources Ltd.	92,260	194,169
		5,640,942
Austria — 0.8%
Lenzing AG	7,876	1,005,859
Belgium — 0.7%
Galapagos NV(1)	16,260	966,263
Brazil — 1.8%
CVC Brasil Operadora e Agencia de Viagens SA	91,200	641,519
EcoRodovias Infraestrutura e Logistica SA	306,000	714,773
Iguatemi Empresa de Shopping Centers SA	91,200	736,169
Smiles SA	19,500	275,890
		2,368,351
Canada — 10.8%
Aecon Group, Inc.	71,610	833,220
Canadian Energy Services & Technology Corp.	349,460	1,818,451
Descartes Systems Group, Inc. (The)(1)	67,360	1,495,830
Enerflex Ltd.	101,830	1,293,248
FirstService Corp.	27,340	1,187,182
HudBay Minerals, Inc.	111,869	754,510
New Flyer Industries, Inc.	42,570	1,340,830
Parex Resources, Inc.(1)	147,950	1,931,842
Premium Brands Holdings Corp.	25,020	1,314,793
Raging River Exploration, Inc.(1)	132,530	1,048,756
Shopify, Inc., Class A(1)	28,730	1,197,179
		14,215,841
China — 3.6%
Bitauto Holdings Ltd. ADR(1)	34,753	783,680
CT Environmental Group Ltd.	2,614,000	630,204
Kingdee International Software Group Co. Ltd.(1)	2,344,000	1,015,386
Minth Group Ltd.	234,000	766,273
Tongda Group Holdings Ltd.	5,310,000	1,560,859
		4,756,402
Denmark — 0.5%
Rockwool International A/S, B Shares	4,150	669,169
Finland — 2.9%
Cramo Oyj	31,110	779,786
Konecranes Oyj	32,680	1,127,052
Outokumpu Oyj(1)	246,870	1,907,393
		3,814,231

10

	Shares	Value
France — 6.6%
Eurofins Scientific SE	3,830	$1,676,257
Nexans SA(1)	27,970	1,460,263
Rubis SCA	22,730	1,856,887
Teleperformance	26,400	2,578,080
Worldline SA(1)	43,000	1,116,552
		8,688,039
Germany — 4.9%
AURELIUS Equity Opportunities SE & Co. KGaA	13,380	771,435
CTS Eventim AG & Co. KGaA	19,650	585,420
Duerr AG	18,590	1,484,198
Grammer AG	11,970	593,660
Jungheinrich AG Preference Shares	29,730	779,068
Sartorius AG Preference Shares	29,310	2,177,600
		6,391,381
Hong Kong — 1.7%
Melco International Development Ltd.	836,000	1,345,102
Sa Sa International Holdings Ltd.	1,976,000	886,544
		2,231,646
India — 2.8%
Amara Raja Batteries Ltd.	48,750	668,800
Indiabulls Housing Finance Ltd.	119,340	1,333,856
Multi Commodity Exchange of India Ltd.	36,850	654,616
Vakrangee Ltd.	246,520	995,279
		3,652,551
Indonesia — 1.2%
Bank Tabungan Negara Persero Tbk PT	4,674,300	569,090
Pembangunan Perumahan Persero Tbk PT	2,189,200	686,523
Waskita Karya Persero Tbk PT	1,881,900	354,093
		1,609,706
Italy — 4.7%
Amplifon SpA	179,760	1,724,193
Buzzi Unicem SpA	75,340	1,600,974
Davide Campari-Milano SpA	219,510	2,117,093
FinecoBank Banca Fineco SpA	131,740	681,368
		6,123,628
Japan — 22.2%
Anicom Holdings, Inc.	29,800	703,291
Benefit One, Inc.	36,300	853,203
Dip Corp.	39,600	831,771
eRex Co. Ltd.	48,200	1,235,282
GMO Payment Gateway, Inc.	14,400	592,841
Harmonic Drive Systems, Inc.	36,400	959,276
Hirata Corp.	17,800	1,168,463
Istyle, Inc.	118,900	775,311
Itochu Techno-Solutions Corp.	24,600	662,279
JAC Recruitment Co. Ltd.	49,700	571,264
Kanto Denka Kogyo Co. Ltd.	84,000	697,522
Kewpie Corp.	13,200	311,871
Kyudenko Corp.	12,200	342,310
Kyushu Railway Co.(1)	8,000	207,124

11

	Shares	Value
Lion Corp.	48,000	$780,386
Makino Milling Machine Co. Ltd.	93,000	656,824
MISUMI Group, Inc.	71,200	1,273,329
Nifco, Inc.	19,800	1,086,876
Nihon M&A Center, Inc.	32,900	897,234
North Pacific Bank Ltd.	79,600	311,707
Osaki Electric Co. Ltd.	146,000	1,468,869
Penta-Ocean Construction Co. Ltd.	238,500	1,169,516
Pigeon Corp.	47,900	1,207,078
Ryohin Keikaku Co. Ltd.	7,000	1,372,405
SMS Co. Ltd.	35,000	874,350
Sumco Corp.	82,500	903,566
Tadano Ltd.	67,600	719,696
Tokai Tokyo Financial Holdings, Inc.	122,100	630,751
Topcon Corp.	87,000	1,292,015
Ulvac, Inc.	41,800	1,255,041
Vector, Inc.	91,700	966,655
Yumeshin Holdings Co. Ltd.	185,000	1,207,946
Zenkoku Hosho Co. Ltd.	33,800	1,144,836
		29,130,888
Mexico — 1.2%
Alsea SAB de CV	195,560	574,059
Banregio Grupo Financiero SAB de CV	185,230	991,596
		1,565,655
Norway — 2.2%
Aker BP ASA	132,410	2,152,477
TGS Nopec Geophysical Co. ASA	34,320	674,411
		2,826,888
South Korea — 1.5%
Loen Entertainment, Inc.(1)	10,360	659,325
Vieworks Co. Ltd.	26,260	1,307,328
		1,966,653
Spain — 1.2%
Prosegur Cia de Seguridad SA	262,470	1,630,128
Sweden — 5.1%
Dometic Group AB(1)	238,980	1,703,705
Oriflame Holding AG	34,310	873,486
Saab AB, B Shares	53,260	1,977,298
SSAB AB, A Shares(1)	551,950	2,133,519
		6,688,008
Switzerland — 3.8%
Logitech International SA	55,230	1,360,787
Straumann Holding AG	3,640	1,304,987
Temenos Group AG	22,950	1,589,141
Ypsomed Holding AG	3,570	666,456
		4,921,371
Taiwan — 4.2%
AirTAC International Group	135,000	1,022,888
Basso Industry Corp.	366,000	849,747
Eclat Textile Co. Ltd.	85,000	880,055
Gourmet Master Co. Ltd.	111,300	927,122

12

	Shares	Value
Hota Industrial Manufacturing Co. Ltd.	171,000	$657,218
Nien Made Enterprise Co. Ltd.	106,000	1,187,274
		5,524,304
Thailand — 0.6%
Taokaenoi Food & Marketing PCL	1,023,200	774,293
United Kingdom — 9.6%
Ashmore Group plc	181,600	622,804
ASOS plc(1)	30,370	1,917,806
BBA Aviation plc	278,480	913,943
Bellway plc	54,260	1,657,876
Rentokil Initial plc	893,830	2,397,763
RPC Group plc	211,280	2,847,087
Serco Group plc(1)	437,530	728,092
Spectris plc	28,840	737,208
Tullow Oil plc(1)	199,980	745,140
		12,567,719
TOTAL COMMON STOCKS (Cost $114,885,372)		129,729,916
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $1,530,384), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $1,496,003)		1,496,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	565	565
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,496,565)		1,496,565
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $116,381,937)		131,226,481
OTHER ASSETS AND LIABILITIES†		24,430
TOTAL NET ASSETS — 100.0%		$131,250,911

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	23.8%
Consumer Discretionary	17.0%
Information Technology	15.7%
Materials	10.4%
Health Care	7.5%
Energy	7.5%
Financials	7.1%
Consumer Staples	5.6%
Utilities	2.8%
Real Estate	1.5%
Cash and Equivalents*	1.1%
* Includes temporary cash investments and other assets and liabilities.

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $116,381,937)	$131,226,481
Foreign currency holdings, at value (cost of $39,780)	37,383
Receivable for investments sold	734,346
Receivable for capital shares sold	51,205
Dividends and interest receivable	205,261
Other assets	54,082
132,308,758

Liabilities
Payable for investments purchased	732,379
Payable for capital shares redeemed	152,361
Accrued management fees	168,734
Distribution and service fees payable	4,373
1,057,847

Net Assets	$131,250,911

Net Assets Consist of:
Capital (par value and paid-in surplus)	$117,362,277
Accumulated net investment loss	(381,933)
Accumulated net realized loss	(537,238)
Net unrealized appreciation	14,807,805
$131,250,911

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$108,183,555	12,746,433	$8.49
Institutional Class, $0.01 Par Value	$6,674,102	777,963	$8.58
A Class, $0.01 Par Value	$14,156,218	1,679,151	$8.43*
C Class, $0.01 Par Value	$1,578,801	192,263	$8.21
R Class, $0.01 Par Value	$658,235	78,648	$8.37
*Maximum offering price $8.94 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $194,481)	$2,139,301
Interest	943
2,140,244

Expenses:
Management fees	2,505,566
Distribution and service fees:
A Class	46,307
C Class	15,031
R Class	3,343
Directors' fees and expenses	4,881
Other expenses	6,780
2,581,908
Fees waived	(290,690)
2,291,218

Net investment income (loss)	(150,974)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(24,090))	1,305,704
Foreign currency transactions	(60,412)
1,245,292

Change in net unrealized appreciation (depreciation) on:
Investments	(7,277,830)
Translation of assets and liabilities in foreign currencies	(6,417)
(7,284,247)

Net realized and unrealized gain (loss)	(6,038,955)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,189,929)

 See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$(150,974)	$(531,867)
Net realized gain (loss)	1,245,292	3,535,227
Change in net unrealized appreciation (depreciation)	(7,284,247)	5,262,144
Net increase (decrease) in net assets resulting from operations	(6,189,929)	8,265,504

Distributions to Shareholders
From net investment income:
Investor Class	(1,126,676)	(310,451)
Institutional Class	(65,585)	(10,868)
A Class	(135,676)	(28,281)
C Class	(1,467)	(75)
R Class	(3,245)	(690)
From net realized gains:
Investor Class	(2,032,554)	(5,094,004)
Institutional Class	(100,298)	(186,683)
A Class	(315,770)	(623,812)
C Class	(25,684)	(30,823)
R Class	(10,615)	(24,603)
Decrease in net assets from distributions	(3,817,570)	(6,310,290)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(15,817,396)	10,796,697

Redemption Fees
Increase in net assets from redemption fees	11,338	9,050

Net increase (decrease) in net assets	(25,813,557)	12,760,961

Net Assets
Beginning of period	157,064,468	144,303,507
End of period	$131,250,911	$157,064,468

Accumulated net investment loss	$(381,933)	$(426,288)

 See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

18

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

19

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.400% to 2.000% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 1.200% to 1.800% for the Institutional Class. During the year ended November 30, 2016, the investment advisor agreed to waive 0.200% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2016 was $236,678, $12,624, $37,045, $3,006 and $1,337 for the Investor Class, Institutional Class, A Class, C Class, and R Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2016 was 1.73% for the Investor Class, A Class, C Class and R Class and 1.53% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended November 30, 2016 was 1.53% for the Investor Class, A Class, C Class and R Class and 1.33% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 were $188,081,676 and $207,341,653, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	120,000,000		110,000,000
Sold	2,324,522	$20,183,544	2,966,146	$26,732,584
Issued in reinvestment of distributions	343,807	3,039,251	628,862	5,205,836
Redeemed	(4,064,261)	(35,125,896)	(3,331,759)	(28,971,648)
	(1,395,932)	(11,903,101)	263,249	2,966,772
Institutional Class/Shares Authorized	35,000,000		40,000,000
Sold	144,305	1,241,192	736,174	6,598,320
Issued in reinvestment of distributions	18,597	165,883	23,676	197,551
Redeemed	(113,497)	(1,004,870)	(529,250)	(4,527,913)
	49,405	402,205	230,600	2,267,958
A Class/Shares Authorized	30,000,000		30,000,000
Sold	793,313	6,858,283	1,261,101	11,178,064
Issued in reinvestment of distributions	51,180	450,388	79,078	652,093
Redeemed	(1,357,678)	(11,880,126)	(800,417)	(7,101,223)
	(513,185)	(4,571,455)	539,762	4,728,934
C Class/Shares Authorized	30,000,000		20,000,000
Sold	71,416	602,250	92,172	824,061
Issued in reinvestment of distributions	2,651	22,907	3,828	30,898
Redeemed	(49,685)	(418,768)	(9,757)	(83,153)
	24,382	206,389	86,243	771,806
R Class/Shares Authorized	30,000,000		20,000,000
Sold	16,014	138,491	5,465	48,213
Issued in reinvestment of distributions	1,582	13,860	3,084	25,293
Redeemed	(11,891)	(103,785)	(1,482)	(12,279)
	5,705	48,566	7,067	61,227
Net increase (decrease)	(1,829,625)	$(15,817,396)	1,126,921	$10,796,697

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

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•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,980,859	$127,749,057	—
Temporary Cash Investments	565	1,496,000	—
	$1,981,424	$129,245,057	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 20, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2016:

Investor Class	Institutional Class	A Class	C Class	R Class
$0.0034	$0.0201	—	—	—

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$1,266,919	$350,365
Long-term capital gains	$2,550,651	$5,959,925

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses and distributions in excess of current earnings, were made to accumulated net investment loss $1,527,978, accumulated net realized loss $(401,885) and capital $(1,126,093).

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As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$116,909,063
Gross tax appreciation of investments	$18,484,741
Gross tax depreciation of investments	(4,167,323)
Net tax appreciation (depreciation) of investments	14,317,418
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(36,739)
Net tax appreciation (depreciation)	$14,280,679
Late-year ordinary loss deferral	$(191,433)
Post-October capital loss deferral	$(200,612)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions.  Compliance with the amendments is effective on August 1, 2017.  Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.08	(0.01)	(0.36)	(0.37)	(0.08)	(0.14)	(0.22)	$8.49	(4.14)%	1.54%	1.74%	(0.07)%	(0.27)%	130%	$108,184
2015	$8.92	(0.03)	0.58	0.55	(0.02)	(0.37)	(0.39)	$9.08	6.67%	1.51%	1.71%	(0.33)%	(0.53)%	152%	$128,450
2014	$9.20	0.01	(0.26)	(0.25)	(0.03)	—	(0.03)	$8.92	(2.77)%	1.55%	1.75%	0.11%	(0.09)%	128%	$123,835
2013	$7.14	—(3)	2.14	2.14	(0.08)	—	(0.08)	$9.20	30.13%	1.72%	1.79%	(0.04)%	(0.11)%	123%	$137,264
2012	$5.98	—(3)	1.16	1.16	—	—	—	$7.14	19.40%	1.87%	1.87%	(0.04)%	(0.04)%	127%	$99,445
Institutional Class
2016	$9.18	0.01	(0.38)	(0.37)	(0.09)	(0.14)	(0.23)	$8.58	(4.05)%	1.34%	1.54%	0.13%	(0.07)%	130%	$6,674
2015	$9.02	(0.01)	0.58	0.57	(0.04)	(0.37)	(0.41)	$9.18	6.82%	1.31%	1.51%	(0.13)%	(0.33)%	152%	$6,685
2014	$9.29	0.03	(0.27)	(0.24)	(0.03)	—	(0.03)	$9.02	(2.58)%	1.35%	1.55%	0.31%	0.11%	128%	$4,491
2013	$7.21	(0.04)	2.21	2.17	(0.09)	—	(0.09)	$9.29	30.38%	1.52%	1.59%	0.16%	0.09%	123%	$3,100
2012	$6.03	0.01	1.17	1.18	—	—	—	$7.21	19.57%	1.67%	1.67%	0.16%	0.16%	127%	$45

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$9.03	(0.03)	(0.37)	(0.40)	(0.06)	(0.14)	(0.20)	$8.43	(4.47)%	1.79%	1.99%	(0.32)%	(0.52)%	130%	$14,156
2015	$8.88	(0.05)	0.58	0.53	(0.01)	(0.37)	(0.38)	$9.03	6.48%	1.76%	1.96%	(0.58)%	(0.78)%	152%	$19,796
2014	$9.18	(0.01)	(0.27)	(0.28)	(0.02)	—	(0.02)	$8.88	(3.06)%	1.80%	2.00%	(0.14)%	(0.34)%	128%	$14,683
2013	$7.12	(0.03)	2.15	2.12	(0.06)	—	(0.06)	$9.18	29.89%	1.97%	2.04%	(0.29)%	(0.36)%	123%	$6,743
2012	$5.98	(0.04)	1.18	1.14	—	—	—	$7.12	19.06%	2.12%	2.12%	(0.29)%	(0.29)%	127%	$1,931
C Class
2016	$8.81	(0.09)	(0.36)	(0.45)	(0.01)	(0.14)	(0.15)	$8.21	(5.17)%	2.54%	2.74%	(1.07)%	(1.27)%	130%	$1,579
2015	$8.73	(0.12)	0.57	0.45	—(3)	(0.37)	(0.37)	$8.81	5.59%	2.51%	2.71%	(1.33)%	(1.53)%	152%	$1,479
2014	$9.07	(0.08)	(0.26)	(0.34)	—	—	—	$8.73	(3.75)%	2.55%	2.75%	(0.89)%	(1.09)%	128%	$713
2013	$7.04	(0.09)	2.12	2.03	—	—	—	$9.07	29.02%	2.72%	2.79%	(1.04)%	(1.11)%	123%	$425
2012	$5.95	(0.06)	1.15	1.09	—	—	—	$7.04	18.15%	2.87%	2.87%	(1.04)%	(1.04)%	127%	$123
R Class
2016	$8.97	(0.05)	(0.37)	(0.42)	(0.04)	(0.14)	(0.18)	$8.37	(4.69)%	2.04%	2.24%	(0.57)%	(0.77)%	130%	$658
2015	$8.85	(0.07)	0.57	0.50	(0.01)	(0.37)	(0.38)	$8.97	6.09%	2.01%	2.21%	(0.83)%	(1.03)%	152%	$654
2014	$9.15	(0.04)	(0.25)	(0.29)	(0.01)	—	(0.01)	$8.85	(3.15)%	2.05%	2.25%	(0.39)%	(0.59)%	128%	$583
2013	$7.10	(0.03)	2.12	2.09	(0.04)	—	(0.04)	$9.15	29.50%	2.22%	2.29%	(0.54)%	(0.61)%	123%	$623
2012	$5.98	(0.03)	1.15	1.12	—	—	—	$7.10	18.73%	2.37%	2.37%	(0.54)%	(0.54)%	127%	$109

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

31

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

32

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

33

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

The fund hereby designates $2,550,651, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $2,331,183 and foreign taxes paid of $192,734, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2016 are $0.1506 and $0.0125, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91032 1701

Annual Report

November 30, 2016

International Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2016. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

A Year of Surprises: China, Oil, Brexit, Trump

A year ago, we predicted increased market volatility in 2016. Volatility occurred, but not for the reasons we suggested. We expected the Federal Reserve (the Fed)—which in December 2015 raised its short-term interest rate target for the first time since 2006—to raise it three to four more times in 2016 as U.S. economic growth improved. We thought the shift in rate policy would contribute to unsettled conditions as inflation expectations grew, borrowing costs increased, the U.S. dollar strengthened, and bond prices weakened.

Instead, global and U.S. growth largely languished in the first half of 2016 as concerns about China’s growth and plummeting oil prices affected the global economic outlook. The Fed left its target unchanged for 11 months to avoid putting further stress on the global economy and markets. Meanwhile, years of low interest rates, market globalization, and corporate cost-cutting had benefited some segments of the world’s developed democracies much more than others. The others spoke up in June and November, voting for the U.K. to exit the European Union, then propelling Donald Trump to victory. These unexpected populist political results unsettled the markets.

Despite these challenges, and with the continued support of central bank monetary stimulus, broad market index returns for the full reporting period were mostly positive, though they skewed negative in non-U.S. developed equity markets. Looking ahead, Trump’s win shifted the market outlook, unleashing potentially far-reaching ramifications that are still unfolding. What’s clear is that Trump’s policy proposals and his unpredictable nature make uncertainty more certain, which could trigger further bouts of short-term market volatility. In this unsettled environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class	MEQAX					3/31/97
No sales charge		-3.46%	4.05%	0.59%	—
With sales charge		-9.03%	2.82%	-0.01%	—
MSCI EAFE Value Index	—	-1.51%	5.20%	-0.33%	—	—
Investor Class	ACEVX	-3.15%	4.34%	0.83%	—	4/3/06
Institutional Class	ACVUX	-2.99%	4.54%	1.03%	—	4/3/06
C Class	ACCOX	-4.21%	3.29%	-0.18%	—	4/3/06
R Class	ACVRX	-3.68%	3.80%	0.32%	—	4/3/06
R6 Class	ACVDX	-2.87%	—	—	-0.28%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
A Class — $9,995

MSCI EAFE Value Index — $9,675

The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.
Ending value of A Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.32%	1.12%	1.57%	2.32%	1.82%	0.97%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie and Vinod Chandrashekaran
In September 2016, portfolio manager Yulin Long left the fund's management team.
Performance Summary
International Value declined -3.15%* for the fiscal year ended November 30, 2016, compared with the -1.51% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.
From late December to mid-February, stock market indices declined sharply on a confluence of factors that carried over from last summer’s similar sell-off, including China-related concerns and an energy price collapse. The markets were recovering until the U.K.’s late June Brexit vote triggered a sharp market correction that spilled into the beginning of the third quarter, with most equity markets continuing to decline. Non-U.S. markets ultimately recovered some of their Brexit-related losses, finishing lower for the year but well above their lowest levels. Non-U.S. developed market stocks declined during the 12-month period, sharply lagging returns provided by U.S.-based equities. Among non-U.S. developed market stocks, the Asia-Pacific region fared the best, delivering a small gain, equities based in the Far East posted modest losses, and those domiciled in Europe sharply lagged.
The fund’s stock selection process incorporates factors of valuation, quality, and sentiment while minimizing unintended risks among industries and other risk characteristics. Stock selection insights based on valuation were most beneficial to relative returns, while sentiment and quality contributed to a lesser extent. Difficult stock selection among real estate, utilities, consumer discretionary, and energy led to underperformance. Conversely, stock selection in telecommunication services, financials and information technology holdings contributed favorably to relative returns. From a geographical perspective, investments in Japan, and to a lesser extent, France and Germany weighed on the fund’s results, while stock selection in Sweden and Australia and investments in Spain were beneficial.
Japan-Based Holdings Detracted from Performance
In Japan, an overweight in Japan-based electric utility Tokyo Electric Power and a portfolio-only allocation to Seven Bank hurt the fund’s relative returns. Tokyo Electric’s first-quarter operating profit plummeted 37% as sales declined amid faltering demand and new entrants into Japan’s power market. Investors also were concerned by its opaque sales and cost outlooks after it reported those results. Seven Bank reported weaker-than-expected quarterly results during the period. We subsequently eliminated our position in both companies as their profiles declined markedly across all measures.
Among U.K.-based financials, a portfolio-only holding in publicly-traded hedge fund Man Group and an overweight in asset manager Legal & General Group hampered performance. The two firms were hurt by concerns about Brexit’s potential impact on their businesses. Earlier in the year, a weaker outlook for Man Group’s performance fees also contributed to the share’s weakness.
Elsewhere in the fund, a portfolio-only position in Germany-based ProSiebenSat.1 Media was detrimental amid investor concerns that the digital entertainment firm is spending too much on the acquisitions it is using to fuel growth and diversify its business away from mature media to e-commerce and online.
*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stock Selection in Metals and Mining Benefited Results
Security selection in a number of natural resource companies helped to somewhat limit the fund’s losses. Shares of Australia-based Fortescue Metals Group, an iron ore exporter, generally moved higher throughout the period, as iron ore and steel markets remain supported by better infrastructure and housing activity in China. The company also was aided by its efforts to cut cash costs. An allocation to U.K.-based mining company Rio Tinto also added value. Rio Tinto benefited from higher metals and diamond prices as well as increased optimism that infrastructure spending would increase following the U.S. election results. A portfolio-only holding of India-based metals producer Vedanta Resources aided returns. After falling to their low for the year in early February, the shares moved steadily higher, benefiting from the positive impact of management’s cost optimization strategy on earnings before interest, taxes, depreciation, and amortization (EBITDA) margins.
Outside of metals and mining, a portfolio-only allocation to Norway-based oilfield services firm Subsea 7 helped performance. An improved oil-price environment along with strong project execution and more efficient vessel scheduling continues to outweigh the negative impact of revenue pressures. Management also raised its EBITDA margin guidance.
A Look Ahead
As we approach 2017, we believe there is potential for stronger growth in the developed world in the coming year. Growth expectations have improved in the U.S., the U.K., and the Eurozone, which has been reflected in recent market performance. At the same time, post-election risks remain. The U.K.’s exit from the European Union (Brexit) has been delayed and president-elect Trump’s proposals are still just talk. How they, and other changes from populist movements, actually play out remains to be seen. The combination of a stronger dollar, weaker commodities, and Trump’s trade policy proposals makes the environment more challenging for emerging markets. This potentially signals a shift in growth leadership from emerging markets to developed markets. However, that assumes the ultimate impact of populist movement-driven changes won’t derail developed market growth. We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.
We believe that stock selection—rather than regional and sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the fund’s country and sector weightings are primarily a result of identifying what we believe to be superior individual securities.

6

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
HSBC Holdings plc	3.5%
Royal Dutch Shell plc, B Shares	3.2%
GlaxoSmithKline plc	2.4%
Toyota Motor Corp.	2.1%
Allianz SE	2.1%
Australia & New Zealand Banking Group Ltd.	2.0%
ING Groep NV	1.8%
TOTAL SA	1.8%
BNP Paribas SA	1.8%
Rio Tinto plc	1.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.8%
Exchange-Traded Funds	1.2%
Total Equity Exposure	98.0%
Temporary Cash Investments	3.2%
Other Assets and Liabilities	(1.2)%

Investments by Country	% of net assets
Japan	24.5%
United Kingdom	19.7%
France	11.7%
Germany	7.5%
Australia	6.8%
Spain	4.9%
Hong Kong	4.2%
Switzerland	3.2%
Netherlands	2.5%
Italy	2.3%
Other Countries	9.5%
Exchange-Traded Funds*	1.2%
Cash and Equivalents**	2.0%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,012.30	$6.64	1.32%
Institutional Class	$1,000	$1,012.30	$5.63	1.12%
A Class	$1,000	$1,009.50	$7.89	1.57%
C Class	$1,000	$1,006.90	$11.64	2.32%
R Class	$1,000	$1,008.20	$9.14	1.82%
R6 Class	$1,000	$1,013.70	$4.88	0.97%
Hypothetical
Investor Class	$1,000	$1,018.40	$6.66	1.32%
Institutional Class	$1,000	$1,019.40	$5.65	1.12%
A Class	$1,000	$1,017.15	$7.92	1.57%
C Class	$1,000	$1,013.40	$11.68	2.32%
R Class	$1,000	$1,015.90	$9.17	1.82%
R6 Class	$1,000	$1,020.15	$4.90	0.97%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 96.8%
Australia — 6.8%
Australia & New Zealand Banking Group Ltd.	55,966	$1,174,131
BlueScope Steel Ltd.	24,163	160,945
BWP Trust	36,047	77,461
CIMIC Group Ltd.	7,896	179,705
Dexus Property Group	16,789	113,068
Downer EDI Ltd.	83,507	349,645
Flight Centre Travel Group Ltd.	5,006	123,469
Fortescue Metals Group Ltd.	82,478	357,518
Mineral Resources Ltd.	14,609	135,605
Mirvac Group	22,101	33,457
OZ Minerals Ltd.	13,789	80,136
Regis Resources Ltd.	25,649	53,981
Scentre Group	33,269	104,166
Telstra Corp. Ltd.	101,480	378,436
Westpac Banking Corp.	31,344	723,775
		4,045,498
Belgium — 1.5%
Bekaert SA	3,519	146,779
KBC Group NV	12,241	734,047
		880,826
China — 0.7%
China Construction Bank Corp., H Shares	274,000	204,180
China Galaxy Securities Co. Ltd., H Shares	37,000	36,730
Industrial & Commercial Bank of China Ltd., H Shares	280,000	171,469
		412,379
Denmark — 0.6%
Vestas Wind Systems A/S	5,438	358,797
Finland — 0.4%
UPM-Kymmene Oyj	10,161	232,613
France — 11.7%
AXA SA	38,963	917,986
BNP Paribas SA	18,132	1,052,718
Cie Generale des Etablissements Michelin, Class B	717	76,751
CNP Assurances	2,432	42,710
Engie SA	50,342	621,585
Faurecia	8,726	312,776
Metropole Television SA	3,637	62,060
Orange SA	28,409	414,153
Peugeot SA(1)	42,973	633,985
Safran SA	2,952	202,644
Sanofi	3,825	308,544
Schneider Electric SE	2,710	180,431
SCOR SE	2,415	76,697
Societe Generale SA	17,342	745,949
TOTAL SA	22,927	1,092,370
10

	Shares	Value
Valeo SA	3,960	$220,805
		6,962,164
Germany — 7.5%
Allianz SE	7,926	1,258,375
BASF SE	2,077	178,284
Continental AG	889	157,725
Daimler AG	2,043	135,893
Deutsche Wohnen AG	4,726	145,557
E.ON SE	13,028	85,981
Evonik Industries AG	4,092	114,104
Hannover Rueck SE	5,965	633,149
METRO AG	15,754	470,768
Muenchener Rueckversicherungs-Gesellschaft AG	1,050	191,242
ProSiebenSat.1 Media SE	3,242	111,104
RTL Group SA	1,336	90,777
Siemens AG	5,877	663,983
STADA Arzneimittel AG	3,708	181,130
Uniper SE(1)	5,859	72,995
		4,491,067
Hong Kong — 4.2%
BOC Hong Kong Holdings Ltd.	180,000	675,305
Hang Seng Bank Ltd.	31,600	598,878
HK Electric Investments & HK Electric Investments Ltd.	155,000	136,685
Kerry Properties Ltd.	22,500	64,398
Link REIT	28,500	196,210
New World Development Co. Ltd.	105,000	116,960
PCCW Ltd.	211,000	122,685
Sands China Ltd.	11,200	55,159
Television Broadcasts Ltd.	13,900	49,550
WH Group Ltd.	362,000	301,025
Wharf Holdings Ltd. (The)	9,000	66,718
Wheelock & Co. Ltd.	22,000	130,755
		2,514,328
India — 1.1%
Tata Power Co. Ltd.	117,918	127,567
Vedanta Resources plc	36,942	389,650
Yes Bank Ltd.	9,445	161,975
		679,192
Israel — 0.1%
Tower Semiconductor Ltd.(1)	2,428	43,917
Italy — 2.3%
Enel SpA	184,257	744,816
Eni SpA	45,005	626,759
		1,371,575
Japan — 24.5%
Asahi Kasei Corp.	19,000	168,983
Bridgestone Corp.	18,000	687,085
Canon, Inc.	10,000	285,040
Central Japan Railway Co.	3,000	489,839
Dai-ichi Life Holdings, Inc.	7,000	112,185
Daiichi Sankyo Co. Ltd.	6,700	139,499

11

	Shares	Value
Daito Trust Construction Co. Ltd.	1,300	$201,980
Daiwa House Industry Co. Ltd.	5,200	147,812
Daiwa Securities Group, Inc.	57,000	342,483
FANUC Corp.	600	101,246
Fuji Heavy Industries Ltd.	10,100	410,074
Fujitsu Ltd.	24,000	141,560
Hitachi Chemical Co. Ltd.	12,600	276,439
Hitachi Construction Machinery Co. Ltd.	21,300	438,269
Honda Motor Co. Ltd.	26,000	757,240
Japan Airlines Co. Ltd.	17,400	514,829
Komatsu Ltd.	23,000	529,439
Konami Holdings Corp.	2,300	77,803
Leopalace21 Corp.	61,900	335,998
Mazda Motor Corp.	3,700	59,314
Miraca Holdings, Inc.	4,800	214,816
Mitsubishi Chemical Holdings Corp.	72,200	454,070
Mitsubishi Corp.	5,200	112,336
Mitsubishi UFJ Financial Group, Inc.	112,100	656,305
Mitsui Chemicals, Inc.	34,000	157,213
Mixi, Inc.	3,300	114,947
Mizuho Financial Group, Inc.	252,000	446,267
MS&AD Insurance Group Holdings, Inc.	1,400	43,430
Nippon Telegraph & Telephone Corp.	12,600	509,375
NSK Ltd.	24,200	263,565
NTT DOCOMO, Inc.	24,100	552,759
OKUMA Corp.	8,000	69,997
Oracle Corp. Japan	1,300	64,770
ORIX Corp.	30,400	473,385
Osaka Gas Co. Ltd.	107,000	404,599
Penta-Ocean Construction Co. Ltd.	9,300	45,604
SBI Holdings, Inc.	22,700	284,134
Sega Sammy Holdings, Inc.	21,200	316,874
Seiko Epson Corp.	12,900	258,553
Sompo Holdings, Inc.	1,700	55,396
Sumitomo Mitsui Financial Group, Inc.	13,300	488,963
Suzuki Motor Corp.	7,800	250,898
TonenGeneral Sekiyu KK	3,000	28,556
Toshiba Plant Systems & Services Corp.	9,500	142,328
Tosoh Corp.	19,000	127,547
Toyota Boshoku Corp.	11,600	263,726
Toyota Motor Corp.	21,700	1,261,163
Toyota Tsusho Corp.	4,700	117,454
TS Tech Co. Ltd.	9,300	245,090
		14,641,237
Netherlands — 2.5%
BE Semiconductor Industries NV	1,047	34,738
ING Groep NV	80,822	1,100,720
Koninklijke Ahold Delhaize NV	3,282	64,734
NN Group NV	5,057	162,558
Unilever NV CVA	3,228	129,578
		1,492,328

12

	Shares	Value
New Zealand — 0.2%
Meridian Energy Ltd.	53,716	$97,767
Norway — 0.8%
Subsea 7 SA(1)	43,630	509,393
Singapore — 0.8%
Jardine Cycle & Carriage Ltd.	7,604	212,998
Mapletree Greater China Commercial Trust	51,200	34,470
StarHub Ltd.	39,100	78,563
United Overseas Bank Ltd.	11,600	165,177
		491,208
South Korea — 1.2%
Hyosung Corp.	1,193	141,848
Hyundai Development Co-Engineering & Construction	3,382	119,479
Lotte Chemical Corp.	350	96,253
Samsung Electronics Co. Ltd.	138	206,106
SK Innovation Co. Ltd.	1,216	158,624
		722,310
Spain — 4.9%
ACS Actividades de Construccion y Servicios SA	7,691	226,484
Banco Santander SA	172,541	788,708
Endesa SA	25,089	518,649
Indra Sistemas SA(1)	7,998	82,648
Mapfre SA	56,853	170,523
Repsol SA	32,666	436,225
Telefonica SA	83,193	692,327
		2,915,564
Sweden — 1.2%
Hufvudstaden AB, A Shares	2,154	32,791
Peab AB	16,786	129,588
Skanska AB, B Shares	25,284	581,191
		743,570
Switzerland — 3.2%
dormakaba Holding AG(1)	110	79,468
Nestle SA	4,210	283,234
Roche Holding AG	2,330	519,535
Swiss Re AG	9,621	885,734
UBS Group AG	8,026	127,648
		1,895,619
Taiwan — 0.9%
China Life Insurance Co. Ltd.	49,000	52,270
Fubon Financial Holding Co. Ltd.	48,000	74,471
Lite-On Technology Corp.	51,000	80,485
Quanta Computer, Inc.	91,000	169,592
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,900	175,171
		551,989
United Kingdom — 19.7%
3i Group plc	14,149	121,975
AA plc	24,267	80,674
Anglo American plc(1)	20,108	298,136
AstraZeneca plc	5,895	306,060
BHP Billiton plc	22,697	373,014

13

	Shares	Value
BP plc	138,156	$794,209
Capita plc	7,522	49,363
Centamin plc	35,940	58,414
Centrica plc	199,551	525,073
Evraz plc(1)	104,266	312,837
GlaxoSmithKline plc	76,206	1,425,943
Glencore plc(1)	117,691	411,283
Go-Ahead Group plc	3,476	90,419
HSBC Holdings plc	266,399	2,117,238
Imperial Brands plc	9,175	394,100
Indivior plc	11,084	44,739
Investec plc	65,491	426,100
Legal & General Group plc	37,062	109,345
Man Group plc	23,410	33,216
Marks & Spencer Group plc	41,165	169,299
Petrofac Ltd.	19,145	190,316
Rio Tinto plc	24,548	918,362
Royal Dutch Shell plc, B Shares	72,228	1,914,523
Royal Mail plc	70,811	415,174
Vodafone Group plc	74,776	181,412
		11,761,224
TOTAL COMMON STOCKS (Cost $61,714,889)		57,814,565
EXCHANGE-TRADED FUNDS — 1.2%
iShares MSCI Japan ETF	6,183	308,470
iShares MSCI EAFE ETF	4,000	227,160
iShares MSCI EAFE Value ETF	4,000	183,800
TOTAL EXCHANGE-TRADED FUNDS (Cost $694,298)		719,430
TEMPORARY CASH INVESTMENTS — 3.2%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $1,976,127), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $1,937,004)		1,937,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	813	813
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,937,813)		1,937,813
TOTAL INVESTMENT SECURITIES — 101.2% (Cost $64,347,000)		60,471,808
OTHER ASSETS AND LIABILITIES — (1.2)%		(732,934)
TOTAL NET ASSETS — 100.0%		$59,738,874

14

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	31.4%
Consumer Discretionary	11.3%
Industrials	10.9%
Energy	9.5%
Materials	9.3%
Utilities	5.6%
Health Care	5.3%
Telecommunication Services	4.9%
Real Estate	3.0%
Information Technology	2.8%
Consumer Staples	2.8%
Exchange-Traded Funds	1.2%
Cash and Equivalents*	2.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $64,347,000)	$60,471,808
Foreign currency holdings, at value (cost of $64,412)	63,680
Receivable for investments sold	52,681
Receivable for capital shares sold	107,707
Dividends and interest receivable	337,876
61,033,752

Liabilities
Payable for investments purchased	1,183,548
Payable for capital shares redeemed	51,108
Accrued management fees	54,694
Distribution and service fees payable	5,528
1,294,878

Net Assets	$59,738,874

Net Assets Consist of:
Capital (par value and paid-in surplus)	$72,038,837
Undistributed net investment income	1,985,809
Accumulated net realized loss	(10,391,068)
Net unrealized depreciation	(3,894,704)
$59,738,874

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$13,809,793	1,867,119	$7.40
Institutional Class, $0.01 Par Value	$7,299,870	985,732	$7.41
A Class, $0.01 Par Value	$11,029,143	1,487,976	$7.41*
C Class, $0.01 Par Value	$3,774,401	515,075	$7.33
R Class, $0.01 Par Value	$447,704	60,825	$7.36
R6 Class, $0.01 Par Value	$23,377,963	3,152,098	$7.42
*Maximum offering price $7.86 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $217,534)	$2,799,925
Interest	543
2,800,468

Expenses:
Management fees	762,853
Distribution and service fees:
A Class	30,779
C Class	35,515
R Class	1,742
Directors' fees and expenses	2,286
Other expenses	5,842
839,017

Net investment income (loss)	1,961,451

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(4,124,932)
Foreign currency transactions	(9,344)
(4,134,276)

Change in net unrealized appreciation (depreciation) on:
Investments	(576,282)
Translation of assets and liabilities in foreign currencies	(10,984)
(587,266)

Net realized and unrealized gain (loss)	(4,721,542)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,760,091)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$1,961,451	$1,870,284
Net realized gain (loss)	(4,134,276)	(3,498,434)
Change in net unrealized appreciation (depreciation)	(587,266)	(6,227,011)
Net increase (decrease) in net assets resulting from operations	(2,760,091)	(7,855,161)

Distributions to Shareholders
From net investment income:
Investor Class	(460,998)	(717,239)
Institutional Class	(145,691)	(39,683)
A Class	(329,220)	(541,676)
C Class	(57,981)	(67,359)
R Class	(7,725)	(15,630)
R6 Class	(823,525)	(84,394)
Decrease in net assets from distributions	(1,825,140)	(1,465,981)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(14,577,219)	49,861,719

Redemption Fees
Increase in net assets from redemption fees	12,179	1,235

Net increase (decrease) in net assets	(19,150,271)	40,541,812

Net Assets
Beginning of period	78,889,145	38,347,333
End of period	$59,738,874	$78,889,145

Undistributed net investment income	$1,985,809	$1,719,770

 See Notes to Financial Statements.

18

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

19

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

20

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 7% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.100% to 1.300% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.900% to 1.100% for the Institutional Class and 0.750% to 0.950% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2016 was 1.30% for the Investor Class, A Class, C Class and R Class, 1.10% for the Institutional Class and 0.95% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

21

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 were $51,112,842 and $66,373,670, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	401,530	$2,846,272	1,194,072	$10,050,047
Issued in reinvestment of distributions	60,843	452,063	85,418	699,499
Redeemed	(1,269,793)	(9,218,798)	(745,377)	(6,071,118)
	(807,420)	(5,920,463)	534,113	4,678,428
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	781,879	5,594,122	2,680,128	23,061,474
Issued in reinvestment of distributions	19,608	145,691	4,791	39,683
Redeemed	(810,595)	(5,951,079)	(1,747,655)	(14,212,748)
	(9,108)	(211,266)	937,264	8,888,409
A Class/Shares Authorized	30,000,000		30,000,000
Sold	213,147	1,608,740	591,514	5,007,397
Issued in reinvestment of distributions	43,886	327,831	65,172	536,132
Redeemed	(659,017)	(4,756,597)	(493,915)	(4,062,546)
	(401,984)	(2,820,026)	162,771	1,480,983
C Class/Shares Authorized	30,000,000		30,000,000
Sold	104,947	761,997	214,569	1,747,541
Issued in reinvestment of distributions	7,683	57,085	8,092	66,273
Redeemed	(47,991)	(345,801)	(32,269)	(262,759)
	64,639	473,281	190,392	1,551,055
R Class/Shares Authorized	30,000,000		20,000,000
Sold	49,496	360,384	14,753	122,942
Issued in reinvestment of distributions	1,035	7,694	1,903	15,570
Redeemed	(39,342)	(286,029)	(20,984)	(160,604)
	11,189	82,049	(4,328)	(22,092)
R6 Class/Shares Authorized	40,000,000		30,000,000
Sold	1,603,014	11,465,579	4,631,460	38,859,690
Issued in reinvestment of distributions	110,838	823,525	10,298	84,394
Redeemed	(2,565,732)	(18,469,898)	(700,758)	(5,659,148)
	(851,880)	(6,180,794)	3,941,000	33,284,936
Net increase (decrease)	(1,994,564)	$(14,577,219)	5,761,212	$49,861,719

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$175,171	$57,639,394	—
Exchange-Traded Funds	719,430	—	—
Temporary Cash Investments	813	1,937,000	—
	$895,414	$59,576,394	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

On December 20, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2016:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0516	$0.0668	$0.0326	—	$0.0137	$0.0782

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$1,825,140	$1,465,981
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$64,447,254
Gross tax appreciation of investments	$2,325,740
Gross tax depreciation of investments	(6,301,186)
Net tax appreciation (depreciation) of investments	(3,975,446)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(17,088)
Net tax appreciation (depreciation)	$(3,992,534)
Undistributed ordinary income	$2,020,347
Accumulated short-term capital losses	$(8,530,912)
Accumulated long-term capital losses	$(1,796,864)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(2,258,267) expire in 2017 and the remaining losses are unlimited.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions.  Compliance with the amendments is effective on August 1, 2017.  Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$7.83	0.20	(0.45)	(0.25)	(0.18)	$7.40	(3.15)%	1.31%	2.86%	76%	$13,810
2015	$8.91	0.22	(0.97)	(0.75)	(0.33)	$7.83	(8.56)%	1.31%	2.70%	77%	$20,945
2014	$8.97	0.32	(0.19)	0.13	(0.19)	$8.91	1.38%	1.30%	3.55%	89%	$19,068
2013	$7.40	0.21	1.60	1.81	(0.24)	$8.97	24.96%	1.31%	2.63%	83%	$17,920
2012	$6.84	0.20	0.49	0.69	(0.13)	$7.40	10.25%	1.31%	2.95%	125%	$10,423
Institutional Class
2016	$7.84	0.22	(0.45)	(0.23)	(0.20)	$7.41	(2.99)%	1.11%	3.06%	76%	$7,300
2015	$8.92	0.28	(1.01)	(0.73)	(0.35)	$7.84	(8.37)%	1.11%	2.90%	77%	$7,798
2014	$8.96	0.38	(0.23)	0.15	(0.19)	$8.92	1.67%	1.10%	3.75%	89%	$513
2013	$7.39	0.23	1.59	1.82	(0.25)	$8.96	25.24%	1.11%	2.83%	83%	$769
2012	$6.84	0.23	0.47	0.70	(0.15)	$7.39	10.33%	1.11%	3.15%	125%	$235
A Class
2016	$7.85	0.18	(0.45)	(0.27)	(0.17)	$7.41	(3.46)%	1.56%	2.61%	76%	$11,029
2015	$8.93	0.20	(0.97)	(0.77)	(0.31)	$7.85	(8.77)%	1.56%	2.45%	77%	$14,838
2014	$9.01	0.30	(0.20)	0.10	(0.18)	$8.93	1.08%	1.55%	3.30%	89%	$15,423
2013	$7.43	0.20	1.60	1.80	(0.22)	$9.01	24.67%	1.56%	2.38%	83%	$15,554
2012	$6.87	0.19	0.48	0.67	(0.11)	$7.43	9.91%	1.56%	2.70%	125%	$14,155

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$7.78	0.13	(0.46)	(0.33)	(0.12)	$7.33	(4.21)%	2.31%	1.86%	76%	$3,774
2015	$8.85	0.13	(0.95)	(0.82)	(0.25)	$7.78	(9.39)%	2.31%	1.70%	77%	$3,502
2014	$8.97	0.23	(0.19)	0.04	(0.16)	$8.85	0.41%	2.30%	2.55%	89%	$2,301
2013	$7.40	0.14	1.59	1.73	(0.16)	$8.97	23.68%	2.31%	1.63%	83%	$2,009
2012	$6.84	0.13	0.49	0.62	(0.06)	$7.40	9.10%	2.31%	1.95%	125%	$1,412
R Class
2016	$7.80	0.18	(0.47)	(0.29)	(0.15)	$7.36	(3.68)%	1.81%	2.36%	76%	$448
2015	$8.87	0.18	(0.96)	(0.78)	(0.29)	$7.80	(8.95)%	1.81%	2.20%	77%	$387
2014	$8.97	0.28	(0.21)	0.07	(0.17)	$8.87	0.78%	1.80%	3.05%	89%	$479
2013	$7.40	0.18	1.59	1.77	(0.20)	$8.97	24.32%	1.81%	2.13%	83%	$297
2012	$6.84	0.17	0.49	0.66	(0.10)	$7.40	9.67%	1.81%	2.45%	125%	$283
R6 Class
2016	$7.85	0.23	(0.45)	(0.22)	(0.21)	$7.42	(2.87)%	0.96%	3.21%	76%	$23,378
2015	$8.93	0.23	(0.95)	(0.72)	(0.36)	$7.85	(8.22)%	0.96%	3.05%	77%	$31,418
2014	$8.96	0.33	(0.17)	0.16	(0.19)	$8.93	1.83%	0.95%	3.90%	89%	$562
2013(3)	$8.21	0.06	0.69	0.75	—	$8.96	9.14%	0.96%(4)	2.02%(4)	83%(5)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

 See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Value Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and slightly below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $3,006,305 and foreign taxes paid of $211,293, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2016 are $0.3726 and $0.0262, respectively.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91029 1701

Annual Report

November 30, 2016

NT Emerging Markets Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Institutional Class	ACLKX	5.68%	3.12%	1.51%	—	5/12/06
MSCI Emerging Markets Index	—	8.47%	0.99%	2.26%	—	—
R6 Class	ACKDX	5.94%	—	—	1.56%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Institutional Class — $11,614

MSCI Emerging Markets Index — $12,510

Ending value of Institutional class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
1.49%	1.34%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro, Anthony Han, and Sherwin Soo

In February 2016, portfolio manager Sherwin Soo joined the NT Emerging Markets management team.

Performance Summary

NT Emerging Markets gained 5.68%* for the 12 months ended November 30, 2016. The portfolio’s benchmark, the MSCI Emerging Markets Index, gained 8.47% for the same period.

The fund underperformed its benchmark during the period, primarily due to stock selection in the financials and health care sectors. An underweight position relative to the benchmark in the energy sector also contributed to underperformance. Conversely, investments in the information technology sector and an underweight position in the telecommunication services sector buoyed relative results. Industrials holdings also contributed to performance. Regionally, stock selection in South Korea and Turkey hindered relative results, while investments in Mexico and Russia helped.

Stock Selection in the Financials Sector Detracted

Areas of weakness in the fund included the financials sector, where not owning Brazil-based commercial bank Banco Bradesco weighed on relative performance, as expectations of a macroeconomic recovery enabled the stock to rally from recent lows. In our opinion, there are other more attractive investment opportunities in the Brazilian banking sector. As such, we chose not to invest in Banco Bradesco. Also contributing to sector underperformance was the fund’s investment in South Africa-based insurance company Discovery Holdings, which suffered amidst volatility in the South African stock market. Further pressuring the stock were weak financial results, particularly at its U.K. operations, where low interest rates and high operating costs contributed to a challenging environment for the company.

In the health care sector underperformance came primarily from portfolio-only holding Medy-Tox, a biopharmaceutical company headquartered in South Korea. Headwinds for Medy-Tox included ongoing conflict and patent issues among domestic manufacturers regarding the origins of the botulinum toxin strain, commonly known as Botox. Weakness in the biotechnology and cosmetic industries due to constrained relations with China also contributed to declines, and we reduced our position.

Another area of relative weakness was the energy sector, where not owning Brazil-based oil and gas company Petroleo Brasileiro hindered relative performance. Petrobras’ stock gained as a result of improving sentiment around the nation’s politics and rising oil prices.

Significant individual detractors also included China-based travel services firm Ctrip.com International. The company’s stock price fluctuates with increased bouts of macroeconomic uncertainty. For example, if economic growth slows, overall travel growth also tends to slow. As such, concerns about economic growth during the period contributed to declines in Ctrip.com’s share price. Increased pricing competition, particularly in the hotel market, also weighed on the stock. Nonetheless, our long-term outlook for the company remains positive and we continue to hold a position in Ctrip.com.

* All fund returns referenced in this commentary are for Institutional Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Information Technology Holdings Contributed

Leading sector contribution came primarily from the information technology sector, where standout performers included China-based online gaming and social media company Tencent Holdings and Thailand-based electronic circuit manufacturer KCE Electronics, which is a portfolio-only holding. Tencent benefited from rising internet usage and reported higher revenue during the period, with meaningful growth in online games, social networking and online advertising. KCE Electronics, which specializes in making circuit boards for the automobile industry, enjoyed strong earnings growth, driven primarily by improvements in operating efficiency and product mix. The company continues to experience strong demand for its circuit boards due to the increased use of electronics in cars and rising safety regulations.

The same trends contributed to the strong performance of portfolio-only holding Tung Thih Electronic, a Taiwan-based automobile electronic parts and accessories supplier. Consumers are demanding safer cars, and government mandates are incrementally requiring expanded safety features such as rear and side-view cameras, blind spot detection, and automated parking systems. There is a clear trend in auto active safety technologies, and Tung Thih Electronic continues to add new customers and increase its market share among existing customers.

The fund’s outperformance in the consumer staples sector was driven by Brazil-based drugstore operator Raia Drogasil. The company continues to capitalize on the secular growth of the pharmaceutical industry while increasing its market share and driving top-line growth. Furthermore, Raia Drogasil remains focused on enhancing its competitive position through new initiatives that include product management, store openings, and store refurbishment.

Outlook

Emerging markets are reacting to uncertainty after the U.S. presidential election. The potential for higher inflation, a stronger U.S. dollar, and disruption in trade is clouding the near-term outlook for emerging markets’ stocks and currencies. However, we believe growth rate differentials continue to improve versus developed markets. Emerging markets’ central banks still have room to cut interest rates to spur growth, earnings growth is improving, and data, such as Purchasing Managers’ Index (PMI), suggest economic confidence is strengthening. In our view, stock valuations remain attractive relative to developed markets given strong fundamentals. While performance will vary country by country, several markets appear positioned to improve in 2017. Notably, Brazil and Russia are recovering from a recession, and India and China look to be successfully implementing economic reforms.

We expect volatility in emerging markets to continue through the remainder of 2016 and believe asset prices will fluctuate with the path of U.S. interest rates, expectations around China’s economy, the behavior of global commodity prices, and by president-elect Donald Trump’s approach to U.S. trade with the rest of the world. Looking ahead, we remain constructive on emerging markets in 2017 given the prospects of improving global growth and better valuations.

4

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
Samsung Electronics Co. Ltd.	6.1%
Tencent Holdings Ltd.	5.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.0%
Alibaba Group Holding Ltd. ADR	3.4%
Vale SA ADR	2.3%
HDFC Bank Ltd.	2.2%
Industrial & Commercial Bank of China Ltd., H Shares	2.2%
Itau Unibanco Holding SA ADR	1.9%
Naspers Ltd., N Shares	1.8%
Ping An Insurance Group Co. of China Ltd., H Shares	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.7%
Temporary Cash Investments	6.3%
Other Assets and Liabilities	(3.0)%

Investments by Country	% of net assets
China	29.0%
South Korea	11.2%
Taiwan	10.1%
Brazil	7.8%
Russia	7.3%
India	6.5%
South Africa	5.3%
Thailand	4.5%
Indonesia	3.8%
Mexico	3.0%
Hungary	2.3%
Other Countries	5.9%
Cash and Equivalents*	3.3%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Institutional Class (after waiver)	$1,000	$1,068.70	$6.00	1.16%
Institutional Class (before waiver)	$1,000	$1,068.70(2)	$7.29	1.41%
R6 Class (after waiver)	$1,000	$1,069.70	$5.23	1.01%
R6 Class (before waiver)	$1,000	$1,069.70(2)	$6.52	1.26%
Hypothetical
Institutional Class (after waiver)	$1,000	$1,019.20	$5.86	1.16%
Institutional Class (before waiver)	$1,000	$1,017.95	$7.11	1.41%
R6 Class (after waiver)	$1,000	$1,019.95	$5.10	1.01%
R6 Class (before waiver)	$1,000	$1,018.70	$6.36	1.26%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

6

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 96.7%
Brazil — 7.8%
Itau Unibanco Holding SA ADR	791,603	$8,185,175
Klabin SA	612,900	3,075,328
Kroton Educacional SA	459,600	1,963,667
Multiplan Empreendimentos Imobiliarios SA	121,100	2,081,443
Raia Drogasil SA	213,000	4,061,551
Ultrapar Participacoes SA	219,400	4,482,648
Vale SA ADR	1,160,077	9,849,054
		33,698,866
China — 29.0%
AAC Technologies Holdings, Inc.	547,000	4,950,609
Alibaba Group Holding Ltd. ADR(1)	155,580	14,627,631
Anhui Conch Cement Co. Ltd., H Shares	1,329,000	3,846,587
Beijing Enterprises Water Group Ltd.	7,826,000	5,660,267
Brilliance China Automotive Holdings Ltd.	1,056,000	1,478,522
China Gas Holdings Ltd.	2,274,000	3,007,960
China Lodging Group Ltd. ADR	73,774	3,864,282
China Mobile Ltd.	673,000	7,344,737
China Overseas Land & Investment Ltd.	898,000	2,593,335
China Railway Construction Corp. Ltd., H Shares	3,832,000	5,444,290
CNOOC Ltd.	3,373,000	4,252,941
Ctrip.com International Ltd. ADR(1)	94,978	4,295,855
Industrial & Commercial Bank of China Ltd., H Shares	15,476,095	9,477,400
Minth Group Ltd.	816,000	2,672,133
New Oriental Education & Technology Group, Inc. ADR(1)	115,682	5,803,766
Nine Dragons Paper Holdings Ltd.	2,711,000	2,380,186
Ping An Insurance Group Co. of China Ltd., H Shares	1,361,500	7,530,245
Shenzhou International Group Holdings Ltd.	982,000	6,038,987
Sunny Optical Technology Group Co. Ltd.	500,000	2,517,244
TAL Education Group ADR(1)	40,357	3,088,521
Tencent Holdings Ltd.	900,200	22,480,338
Weibo Corp. ADR(1)	50,341	2,582,997
		125,938,833
Czech — 0.6%
Moneta Money Bank AS(1)	867,977	2,832,737
Egypt — 0.4%
Commercial International Bank Egypt S.A.E.	448,568	1,732,505
Hungary — 2.3%
OTP Bank plc	202,197	5,449,937
Richter Gedeon Nyrt	224,959	4,492,719
		9,942,656
India — 6.5%
Bharat Financial Inclusion Ltd.(1)	378,592	4,090,184
Godrej Consumer Products Ltd.	207,152	4,409,878
Havells India Ltd.	617,030	3,104,127
HDFC Bank Ltd.	486,021	9,685,777

7

	Shares	Value
Larsen & Toubro Ltd.	161,715	$3,266,835
Motherson Sumi Systems Ltd.	766,107	3,467,401
		28,024,202
Indonesia — 3.8%
Astra International Tbk PT	8,917,400	4,967,819
Bank Rakyat Indonesia Persero Tbk PT	4,808,400	3,867,298
Indofood Sukses Makmur Tbk PT	6,755,300	3,775,790
Telekomunikasi Indonesia Persero Tbk PT	13,317,900	3,714,567
		16,325,474
Malaysia — 0.3%
My EG Services Bhd	2,358,000	1,187,976
Mexico — 3.0%
Alsea SAB de CV	572,019	1,679,138
Cemex SAB de CV ADR(1)	617,461	4,822,370
Gentera SAB de CV	1,943,943	3,076,146
Grupo Aeroportuario del Centro Norte SAB de CV	772,821	3,642,881
		13,220,535
Peru — 1.0%
Credicorp Ltd.	27,583	4,321,980
Philippines — 0.8%
Ayala Land, Inc.	5,491,900	3,631,651
Russia — 7.3%
MMC Norilsk Nickel PJSC ADR	201,526	3,381,606
Moscow Exchange MICEX-RTS PJSC	2,471,425	4,600,994
Novatek OJSC GDR	56,341	6,653,872
Sberbank of Russia PJSC ADR	64,847	653,982
Sberbank of Russia PJSC ADR (London)	589,166	5,906,389
X5 Retail Group NV GDR(1)	238,433	7,152,990
Yandex NV, A Shares(1)	167,319	3,180,734
		31,530,567
South Africa — 5.3%
Aspen Pharmacare Holdings Ltd.	211,634	4,358,661
Capitec Bank Holdings Ltd.	93,395	4,314,248
Discovery Holdings Ltd.	279,002	2,208,233
Naspers Ltd., N Shares	52,132	7,609,587
Sappi Ltd.(1)	793,903	4,697,718
		23,188,447
South Korea — 11.2%
CJ Korea Express Corp.(1)	22,406	3,526,542
GS Retail Co. Ltd.	63,915	2,586,014
HS Industries Co. Ltd.	259,183	2,050,761
Innocean Worldwide, Inc.	57,901	3,080,657
Medy-Tox, Inc.	9,710	2,725,993
NAVER Corp.	9,469	6,463,592
Samsung Electronics Co. Ltd.	17,660	26,375,570
Wonik Holdings Co. Ltd.(1)	378,870	1,970,429
		48,779,558
Taiwan — 10.1%
Green Seal Holding Ltd.	332,000	1,499,953
Hota Industrial Manufacturing Co. Ltd.	582,000	2,236,846
Largan Precision Co. Ltd.	37,000	4,283,563

8

	Shares	Value
Nien Made Enterprise Co. Ltd.	209,000	$2,340,947
President Chain Store Corp.	619,000	4,651,288
Taiwan Paiho Ltd.	1,728,000	5,253,450
Taiwan Semiconductor Manufacturing Co. Ltd.	3,795,774	21,793,576
Tung Thih Electronic Co. Ltd.	187,000	1,613,434
		43,673,057
Thailand — 4.5%
Airports of Thailand PCL	180,100	2,029,182
CP ALL PCL	3,439,500	5,808,094
Kasikornbank PCL	401,000	1,910,621
KCE Electronics PCL	1,565,400	5,286,809
Minor International PCL	1,735,200	1,823,736
Srisawad Power 1979 PCL	2,209,817	2,539,343
		19,397,785
Turkey — 1.7%
BIM Birlesik Magazalar AS	166,920	2,341,748
Tofas Turk Otomobil Fabrikasi AS	537,727	3,355,610
Ulker Biskuvi Sanayi AS	335,800	1,685,988
		7,383,346
United Kingdom — 1.1%
Tullow Oil plc(1)	1,310,025	4,881,248
TOTAL COMMON STOCKS (Cost $381,136,591)		419,691,423
TEMPORARY CASH INVESTMENTS — 6.3%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $27,639,281), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $27,094,060)		27,094,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,222	5,222
TOTAL TEMPORARY CASH INVESTMENTS (Cost $27,099,222)		27,099,222
TOTAL INVESTMENT SECURITIES — 103.0% (Cost $408,235,813)		446,790,645
OTHER ASSETS AND LIABILITIES — (3.0)%		(12,974,193)
TOTAL NET ASSETS — 100.0%		$433,816,452

9

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	27.1%
Financials	19.2%
Consumer Discretionary	15.2%
Consumer Staples	8.3%
Materials	8.3%
Industrials	4.9%
Energy	4.6%
Health Care	2.6%
Telecommunication Services	2.6%
Utilities	2.0%
Real Estate	1.9%
Cash and Equivalents*	3.3%
* Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $408,235,813)	$446,790,645
Foreign currency holdings, at value (cost of $297,372)	210,338
Receivable for capital shares sold	76,851
Dividends and interest receivable	51,395
Other assets	38,333
447,167,562

Liabilities
Payable for investments purchased	12,953,043
Accrued management fees	398,067
13,351,110

Net Assets	$433,816,452

Net Assets Consist of:
Capital (par value and paid-in surplus)	$398,065,455
Undistributed net investment income	1,838,101
Accumulated net realized loss	(4,544,399)
Net unrealized appreciation	38,457,295
$433,816,452

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$394,433,414	38,397,969	$10.27
R6 Class, $0.01 Par Value	$39,383,038	3,831,485	$10.28

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $920,138)	$7,185,001
Interest	7,553
7,192,554

Expenses:
Management fees	5,952,940
Directors' fees and expenses	13,979
Other expenses	24,423
5,991,342
Fees waived	(1,053,848)
4,937,494

Net investment income (loss)	2,255,060

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $84,574)	7,366,308
Foreign currency transactions	(1,136,904)
Capital gain distributions received from underlying funds	673,363
6,902,767

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $140,750)	20,947,447
Translation of assets and liabilities in foreign currencies	(92,234)
20,855,213

Net realized and unrealized gain (loss)	27,757,980

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,013,040

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$2,255,060	$1,883,408
Net realized gain (loss)	6,902,767	(5,520,167)
Change in net unrealized appreciation (depreciation)	20,855,213	(34,256,631)
Net increase (decrease) in net assets resulting from operations	30,013,040	(37,893,390)

Distributions to Shareholders
From net investment income:
Institutional Class	(1,209,292)	(700,610)
R6 Class	(111,666)	(53,663)
Decrease in net assets from distributions	(1,320,958)	(754,273)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	10,227,920	99,909,755

Net increase (decrease) in net assets	38,920,002	61,262,092

Net Assets
Beginning of period	394,896,450	333,634,358
End of period	$433,816,452	$394,896,450

Undistributed net investment income	$1,838,101	$1,320,696

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services, which may be provided indirectly through another American Century Investments mutual fund. As a result, the investment advisor is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

14

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Income and capital gain distributions, if any, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.050% to 1.650% for the Institutional Class and 0.900% to 1.500% for the R6 Class. During the year ended November 30, 2016, the investment advisor agreed to waive 0.250% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2016 was $976,142 and $77,706 for the Institutional Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2016 was 1.42% for the Institutional Class and 1.27% for the R6 Class. The effective annual management fee after waiver for each class for the year ended November 30, 2016 was 1.17% for the Institutional Class and 1.02% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 were $323,163,696 and $314,801,010, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	300,000,000		300,000,000
Sold	8,207,796	$77,497,490	11,739,797	$121,732,892
Issued in reinvestment of distributions	127,027	1,209,292	67,044	700,610
Redeemed	(8,182,457)	(83,579,731)	(3,424,560)	(36,763,331)
	152,366	(4,872,949)	8,382,281	85,670,171
R6 Class/Shares Authorized	40,000,000		40,000,000
Sold	1,966,054	19,216,804	1,656,279	17,340,728
Issued in reinvestment of distributions	11,730	111,666	5,140	53,663
Redeemed	(411,611)	(4,227,601)	(317,714)	(3,154,807)
	1,566,173	15,100,869	1,343,705	14,239,584
Net increase (decrease)	1,718,539	$10,227,920	9,725,986	$99,909,755

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$18,034,229	$15,664,637	—
China	34,263,052	91,675,781	—
Mexico	4,822,370	8,398,165	—
Peru	4,321,980	—	—
Russia	3,834,716	27,695,851	—
Other Countries	—	210,980,642	—
Temporary Cash Investments	5,222	27,094,000	—
	$65,281,569	$381,509,076	—

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7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 20, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2016:

Institutional Class	R6 Class
$0.0823	$0.0973

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$1,320,958	$754,273
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$410,113,575
Gross tax appreciation of investments	$56,112,502
Gross tax depreciation of investments	(19,435,432)
Net tax appreciation (depreciation) of investments	36,677,070
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(97,697)
Net tax appreciation (depreciation)	$36,579,373
Undistributed ordinary income	$2,645,438
Accumulated short-term capital losses	$(3,473,814)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,146,451) expire in 2017 and the remaining losses are unlimited.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions.  Compliance with the amendments is effective on August 1, 2017.  Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016	$9.75	0.05	0.50	0.55	(0.03)	$10.27	5.68%	1.18%	1.43%	0.53%	0.28%	75%	$394,433
2015	$10.84	0.05	(1.12)	(1.07)	(0.02)	$9.75	(9.88)%	1.24%	1.49%	0.49%	0.24%	61%	$372,802
2014	$10.67	0.05	0.16	0.21	(0.04)	$10.84	2.02%	1.25%	1.50%	0.45%	0.20%	84%	$323,641
2013	$10.05	0.04	0.63	0.67	(0.05)	$10.67	6.66%	1.42%	1.52%	0.38%	0.28%	76%	$269,117
2012	$8.94	0.05	1.07	1.12	(0.01)	$10.05	12.51%	1.54%	1.54%	0.50%	0.50%	101%	$169,277
R6 Class
2016	$9.75	0.06	0.52	0.58	(0.05)	$10.28	5.94%	1.03%	1.28%	0.68%	0.43%	75%	$39,383
2015	$10.84	0.07	(1.12)	(1.05)	(0.04)	$9.75	(9.74)%	1.09%	1.34%	0.64%	0.39%	61%	$22,095
2014	$10.68	0.06	0.16	0.22	(0.06)	$10.84	2.11%	1.10%	1.35%	0.60%	0.35%	84%	$9,993
2013(3)	$9.90	(0.01)	0.79	0.78	—	$10.68	7.88%	1.12%(4)	1.37%(4)	(0.37)%(4)	(0.62)%(4)	76%(5)	$2,280

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Emerging Markets Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

24

In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

25

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

26

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $7,876,762 and foreign taxes paid of $895,135, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2016 are $0.1865 and $0.0212, respectively.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91023 1701

Annual Report

November 30, 2016

NT International Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Institutional Class	ACLNX	-8.69%	5.45%	1.72%	—	5/12/06
MSCI EAFE Index	—	-3.66%	5.61%	0.72%	—	—
MSCI EAFE Growth Index	—	-5.88%	5.92%	1.69%	—	—
R6 Class	ACDNX	-8.46%	—	—	0.06%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Institutional Class — $11,863

MSCI EAFE Index — $10,746

MSCI EAFE Growth Index — $11,831

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.98%	0.83%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Manager: Raj Gandhi and James Gendelman
Performance Summary
NT International Growth declined -8.69%* for the 12 months ended November 30, 2016. The portfolio’s benchmark, the MSCI EAFE Index, declined -3.66% for the same period.
Non-U.S. developed market stocks declined during the 12-month period, sharply lagging returns provided by U.S.-based equities. Among non-U.S. developed market stocks, the Asia Pacific region fared the best, delivering a small gain, equities based in the Far East posted modest losses, and those based in Europe sharply lagged. Over the last 12 months, our process faced a number of headwinds that meaningfully impacted results:
(1) The strongest driver of stock price performance has been dividend yield; current income is not a key consideration in our process;
(2) The scarcity of growth around the globe has led to a continuation of central bank policy characterized by abnormally low interest rates. This has led to uncertainty and volatility for stocks and helped more defensive securities outperform;
(3) The degree of intra-stock correlation has increased. As a result, the market has not been differentiating among securities based on earnings or fundamentals; and
(4) Currency volatility has been high, causing currency effects to have a larger-than-normal impact on relative returns.
In addition, the uncertainty associated with the U.K.’s late June Brexit vote triggered a sharp market correction that spilled into the beginning of the third quarter, with most equity markets continuing to decline. Subsequently, a combination of better-than-expected earnings and the realization that the aftermath of Brexit would not be as bad as originally feared, led to a rerating of stocks and a market turnaround. Markets recovered some of their Brexit-related losses, finishing lower for the year but well above their lowest levels.
Overall, the fund lagged its benchmark, primarily due to stock selection in the financials, information technology, consumer staples, and health care sectors. Regionally, stock selection in Japan and the U.K. and positioning in Australia also contributed to the fund’s underperformance.
Italian Bank was a Top Detractor
Among individual detractors to performance Italy-based bank Intesa Sanpaolo, which declined due to concerns over weakness in the Italian banking sector and the fear that regulators may force it to take over a lower-quality bank. Ongoing concerns about the negative interest rate environment in Europe on net interest margins also weighed heavily on the stock. Although we continue to view Intesa Sanpaolo as one of the highest-quality banks in Italy, with strong capital ratio and continued strong loan growth, persistent pressure on the stock due to worries over Italian banks in general convinced us to sell the position.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

In the health care sector, Denmark-based pharmaceutical company Novo Nordisk weighed on returns. Renewed concern over pricing pressure on insulin products in the U.S. and a competitive threat resulting from the patent expiration of Sanofi’s insulin treatment, Lantus, triggered a sharp decline in the stock in the third quarter. As a result, we eliminated the position.
Consumer Discretionary Sector was Main Contributor
Strong stock selection in consumer discretionary benefited performance. Regionally, stock selection in Germany and Portugal and portfolio-only positions in China aided results.
Germany-based adidas added value, as the shares delivered strong returns in the second and third quarters. Resurgent strength in the adidas brand in both sports and fashion contributed to better-than-expected financial results in May. The athletic shoe and apparel manufacturer is seeing positive results from restructuring efforts put in place by its new CEO. In particular, margins have improved. The company is also benefiting from soccer’s increased popularity.
Another standout performer was portfolio-only holding Tencent, a social media and online gaming company headquartered in China. A continued shift in global advertising spending away from traditional media, such as television and newspapers, to online and mobile has boosted Tencent’s advertising revenues and enabled it to deliver consistently strong financial results. The company has more than 1.5 billion active users and continues to attract more. Another positive trend for Tencent is the transition of games from PC to mobile.
Outlook
Portfolio positioning remains a function of bottom-up stock selection. Selection of stocks exhibiting improving and strong, sustainable growth that, based on inflecting earnings, is not well represented in either consensus or the stock price helps the investment team identify market trends. The complexion of the consumer discretionary sector has changed. We are finding opportunities in companies that have positioned themselves to profit from the continued shift in consumer behavior from offline to online commerce. We also favor those that are benefiting from the proliferation of smartphones and the subsequent expansion of content-driven applications and digital advertising development. We remain underweight financials but have added slightly to our positions as the steepening of the yield curve should lead to improved net interest margins. Our process has identified improvement in the materials sector driven by stabilization of the supply/demand balance, better pricing, and a stronger outlook for residential construction in both Europe and the U.S.

4

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
Roche Holding AG	2.9%
AIA Group Ltd.	2.1%
Shire plc	1.9%
CRH plc	1.7%
Rio Tinto plc	1.7%
Tencent Holdings Ltd.	1.6%
Kering	1.5%
TOTAL SA	1.5%
Reckitt Benckiser Group plc	1.5%
SAP SE	1.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.6%
Exchange-Traded Funds	1.2%
Total Equity Exposure	97.8%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	0.2%

Investments by Country	% of net assets
United Kingdom	19.2%
France	16.5%
Japan	13.7%
Germany	8.2%
Switzerland	5.4%
Hong Kong	3.1%
China	3.1%
Ireland	2.8%
Netherlands	2.4%
Australia	2.2%
Denmark	2.2%
Belgium	2.2%
Sweden	2.0%
Other Countries	13.6%
Exchange-Traded Funds	1.2%
Cash and Equivalents*	2.2%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$947.70	$4.77	0.98%
R6 Class	$1,000	$948.70	$4.04	0.83%
Hypothetical
Institutional Class	$1,000	$1,020.10	$4.95	0.98%
R6 Class	$1,000	$1,020.85	$4.19	0.83%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 96.6%
Australia — 2.2%
CSL Ltd.	67,080	$4,854,451
Fortescue Metals Group Ltd.	1,792,840	7,771,425
Treasury Wine Estates Ltd.	1,000,520	7,972,018
		20,597,894
Austria — 1.0%
Erste Group Bank AG	326,690	9,085,398
Belgium — 2.2%
KBC Group NV	231,480	13,880,998
UCB SA	96,300	6,195,256
		20,076,254
Brazil — 0.4%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	828,400	4,068,457
Canada — 1.1%
Alimentation Couche-Tard, Inc., B Shares	214,260	9,887,573
China — 3.1%
Alibaba Group Holding Ltd. ADR(1)	145,540	13,683,671
Tencent Holdings Ltd.	596,400	14,893,661
		28,577,332
Denmark — 2.2%
DSV A/S	215,150	9,681,267
Pandora A/S	88,670	10,552,720
		20,233,987
France — 16.5%
ArcelorMittal(1)	1,621,010	12,246,096
Arkema SA	99,550	9,535,817
BNP Paribas SA	218,150	12,665,476
Criteo SA ADR(1)	169,710	7,003,932
Danone SA	118,730	7,469,622
Essilor International SA	101,911	10,811,835
Kering	65,970	14,333,249
L'Oreal SA	38,050	6,494,709
Legrand SA	66,960	3,743,538
Publicis Groupe SA	144,300	9,364,290
Rexel SA	312,770	4,836,427
Thales SA	115,700	11,297,406
TOTAL SA	299,571	14,273,223
Valeo SA	190,430	10,618,128
Vinci SA	120,480	7,818,501
Vivendi SA	567,360	10,817,681
		153,329,930
Germany — 8.2%
adidas AG	79,490	11,710,396
Deutsche Boerse AG(1)	94,530	7,639,304
Fresenius Medical Care AG & Co. KGaA	106,450	8,303,626
HeidelbergCement AG	135,620	12,161,572

7

	Shares	Value
Infineon Technologies AG	403,060	$6,740,948
SAP SE	166,400	13,911,197
Symrise AG	46,795	2,832,409
Zalando SE(1)	345,620	12,881,124
		76,180,576
Hong Kong — 3.1%
AIA Group Ltd.	3,170,400	19,333,452
Sands China Ltd.	1,903,600	9,375,043
		28,708,495
India — 1.4%
HDFC Bank Ltd.	208,860	4,162,313
Tata Motors Ltd.	1,383,060	9,280,485
		13,442,798
Indonesia — 1.7%
Astra International Tbk PT	15,470,400	8,618,448
Bank Mandiri Persero Tbk PT	9,496,800	7,357,787
		15,976,235
Ireland — 2.8%
CRH plc	487,110	16,259,716
Ryanair Holdings plc ADR(1)	117,354	9,369,543
		25,629,259
Israel — 0.6%
Mobileye NV(1)	162,860	6,063,278
Italy — 0.3%
Azimut Holding SpA	208,410	3,110,037
Japan — 13.7%
Calbee, Inc.	270,100	8,416,647
CyberAgent, Inc.	129,700	3,152,797
Daikin Industries Ltd.	118,900	11,135,995
Daito Trust Construction Co. Ltd.	70,600	10,969,057
FANUC CORP.	25,500	4,302,937
Fast Retailing Co. Ltd.	20,700	7,159,644
Fuji Heavy Industries Ltd.	69,200	2,809,615
Isuzu Motors Ltd.	176,200	2,077,652
Keyence Corp.	14,900	10,188,602
Komatsu Ltd.	439,400	10,114,592
LINE Corp.(1)	186,400	7,185,211
Nitori Holdings Co. Ltd.	91,500	9,549,495
NTT DOCOMO, Inc.	310,400	7,119,353
ORIX Corp.	748,000	11,647,760
Ryohin Keikaku Co. Ltd.	49,300	9,665,653
Start Today Co. Ltd.	421,900	6,479,422
Sysmex Corp.	90,800	5,468,397
		127,442,829
Mexico — 1.2%
Cemex SAB de CV ADR(1)	1,075,028	8,395,969
Fomento Economico Mexicano SAB de CV ADR	30,610	2,389,110
		10,785,079
Netherlands — 2.4%
ASML Holding NV	69,460	7,186,507
Koninklijke DSM NV	143,080	8,677,030

8

	Shares	Value
Koninklijke Vopak NV	128,490	$6,005,542
		21,869,079
Norway — 1.7%
DNB ASA	506,400	7,458,867
Statoil ASA	495,750	8,495,710
		15,954,577
Portugal — 1.1%
Jeronimo Martins SGPS SA	668,370	10,561,823
Russia — 0.5%
Magnit PJSC GDR	104,530	4,210,468
South Korea — 0.7%
Amorepacific Corp.	12,380	3,473,453
BGF retail Co. Ltd.	44,060	3,278,919
		6,752,372
Spain — 1.9%
Cellnex Telecom SA	310,625	4,352,233
Industria de Diseno Textil SA	390,765	13,366,761
		17,718,994
Sweden — 2.0%
Hexagon AB, B Shares	286,920	10,163,591
Lundin Petroleum AB(1)	458,290	8,636,293
		18,799,884
Switzerland — 5.4%
Chocoladefabriken Lindt & Spruengli AG	1,020	5,026,261
Cie Financiere Richemont SA	68,480	4,475,751
Julius Baer Group Ltd.	259,230	11,455,891
Roche Holding AG	120,554	26,880,684
Zurich Insurance Group AG	10,430	2,733,938
		50,572,525
United Kingdom — 19.2%
Admiral Group plc	198,275	4,716,031
Ashtead Group plc	677,933	13,291,756
ASOS plc(1)	154,961	9,785,484
Auto Trader Group plc	1,481,776	7,410,428
Aviva plc	2,322,661	12,990,323
Bunzl plc	264,830	6,825,917
Compass Group plc	390,160	6,692,784
London Stock Exchange Group plc	292,150	10,044,983
Reckitt Benckiser Group plc	165,710	14,022,153
RELX plc	163,250	2,808,552
Rio Tinto plc	410,916	15,372,724
Royal Dutch Shell plc, A Shares	356,260	9,054,418
Shire plc	306,530	17,872,508
St. James's Place plc	638,430	7,508,751
Tullow Oil plc(1)	1,310,470	4,882,906
Weir Group plc (The)	599,670	13,565,548
Wolseley plc	214,900	12,489,605
Worldpay Group plc	2,613,537	8,802,992
		178,137,863
TOTAL COMMON STOCKS (Cost $844,668,605)		897,772,996

9

	Shares	Value
EXCHANGE-TRADED FUNDS — 1.2%
iShares MSCI EAFE ETF (Cost $11,353,637)	194,600	$11,051,334
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $18,635,925), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $18,266,041)		18,266,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,379	3,379
TOTAL TEMPORARY CASH INVESTMENTS (Cost $18,269,379)		18,269,379
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $874,291,621)		927,093,709
OTHER ASSETS AND LIABILITIES — 0.2%		2,277,895
TOTAL NET ASSETS — 100.0%		$929,371,604

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	19.6%
Financials	16.0%
Industrials	13.0%
Information Technology	12.3%
Materials	10.0%
Consumer Staples	9.0%
Health Care	8.7%
Energy	5.5%
Telecommunication Services	1.3%
Real Estate	1.2%
Exchange-Traded Funds	1.2%
Cash and Equivalents*	2.2%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $874,291,621)	$927,093,709
Receivable for investments sold	760,676
Receivable for capital shares sold	52,588
Dividends and interest receivable	2,338,574
Other assets	12,929
930,258,476

Liabilities
Foreign currency overdraft payable, at value (cost of $135,966)	154,514
Payable for investments purchased	892
Payable for capital shares redeemed	1,411
Accrued management fees	730,055
886,872

Net Assets	$929,371,604

Net Assets Consist of:
Capital (par value and paid-in surplus)	$910,343,764
Undistributed net investment income	4,398,902
Accumulated net realized loss	(38,010,750)
Net unrealized appreciation	52,639,688
$929,371,604

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$845,423,283	87,954,447	$9.61
R6 Class, $0.01 Par Value	$83,948,321	8,726,666	$9.62

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,852,382)	$17,286,454
Interest (net of foreign taxes withheld of $1,425)	24,935
17,311,389

Expenses:
Management fees	8,494,314
Directors' fees and expenses	29,218
Other expenses	37,969
8,561,501

Net investment income (loss)	8,749,888

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $1,196)	(34,510,221)
Foreign currency transactions	(241,586)
(34,751,807)

Change in net unrealized appreciation (depreciation) on:
Investments	(43,616,807)
Translation of assets and liabilities in foreign currencies	(25,773)
(43,642,580)

Net realized and unrealized gain (loss)	(78,394,387)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(69,644,499)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2016 AND NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015
Operations
Net investment income (loss)	$8,749,888	$6,033,670
Net realized gain (loss)	(34,751,807)	25,543,145
Change in net unrealized appreciation (depreciation)	(43,642,580)	(36,306,946)
Net increase (decrease) in net assets resulting from operations	(69,644,499)	(4,730,131)

Distributions to Shareholders
From net investment income:
Institutional Class	(5,713,153)	(4,445,815)
R6 Class	(434,699)	(177,103)
From net realized gains:
Institutional Class	(23,995,241)	(32,506,946)
R6 Class	(1,521,449)	(994,137)
Decrease in net assets from distributions	(31,664,542)	(38,124,001)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	188,346,075	(81,703,913)

Net increase (decrease) in net assets	87,037,034	(124,558,045)

Net Assets
Beginning of period	842,334,570	966,892,615
End of period	$929,371,604	$842,334,570

Undistributed net investment income	$4,398,902	$2,418,163

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services, which may be provided indirectly through another American Century Investments mutual fund. As a result, the investment advisor is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

14

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.850% to 1.300% for the Institutional Class and 0.700% to 1.150% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2016 was 0.97% for the Institutional Class and 0.82% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $18,325,510 and $90,696, respectively. The effect of interfund transactions on the Statement of Operations was $(26,425) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 were $784,435,096 and $600,183,792, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Year ended November 30, 2015
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	560,000,000		520,000,000
Sold	21,881,050	$212,057,635	20,052,758	$221,419,288
Issued in reinvestment of distributions	2,887,113	29,708,394	3,473,004	36,952,761
Redeemed	(9,532,690)	(97,969,015)	(31,869,055)	(359,661,904)
	15,235,473	143,797,014	(8,343,293)	(101,289,855)
R6 Class/Shares Authorized	40,000,000		40,000,000
Sold	5,047,460	50,034,983	3,382,368	37,379,941
Issued in reinvestment of distributions	190,102	1,956,148	110,183	1,171,240
Redeemed	(742,018)	(7,442,070)	(1,696,365)	(18,965,239)
	4,495,544	44,549,061	1,796,186	19,585,942
Net increase (decrease)	19,731,017	$188,346,075	(6,547,107)	$(81,703,913)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$13,683,671	$14,893,661	—
France	7,003,932	146,325,998	—
Ireland	9,369,543	16,259,716	—
Israel	6,063,278	—	—
Mexico	10,785,079	—	—
Other Countries	—	673,388,118	—
Exchange-Traded Funds	11,051,334	—	—
Temporary Cash Investments	3,379	18,266,000	—
	$57,960,216	$869,133,493	—

17

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 20, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2016:

Institutional Class	R6 Class
$0.0893	$0.1037

The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$6,524,309	$4,622,918
Long-term capital gains	$25,140,233	$33,501,083

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$884,606,031
Gross tax appreciation of investments	$76,758,742
Gross tax depreciation of investments	(34,271,064)
Net tax appreciation (depreciation) of investments	42,487,678
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(162,400)
Net tax appreciation (depreciation)	$42,325,278
Undistributed ordinary income	$8,906,575
Accumulated short-term capital losses	$(32,204,013)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions.  Compliance with the amendments is effective on August 1, 2017.  Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016	$10.95	0.10	(1.02)	(0.92)	(0.08)	(0.34)	(0.42)	$9.61	(8.69)%	0.98%	0.98%	69%	$845,423
2015	$11.58	0.08	(0.26)	(0.18)	(0.05)	(0.40)	(0.45)	$10.95	(1.44)%	0.97%	0.69%	83%	$795,985
2014	$12.17	0.10	0.03	0.13	(0.17)	(0.55)	(0.72)	$11.58	1.26%	0.98%	0.86%	67%	$938,672
2013	$9.94	0.11	2.27	2.38	(0.15)	—	(0.15)	$12.17	24.27%	1.02%	1.01%	89%	$771,045
2012	$8.71	0.13	1.17	1.30	(0.07)	—	(0.07)	$9.94	15.13%	1.08%	1.47%	93%	$487,964
R6 Class
2016	$10.95	0.11	(1.00)	(0.89)	(0.10)	(0.34)	(0.44)	$9.62	(8.46)%	0.83%	1.13%	69%	$83,948
2015	$11.59	0.10	(0.27)	(0.17)	(0.07)	(0.40)	(0.47)	$10.95	(1.37)%	0.82%	0.84%	83%	$46,349
2014	$12.18	0.11	0.04	0.15	(0.19)	(0.55)	(0.74)	$11.59	1.43%	0.83%	1.01%	67%	$28,220
2013(3)	$11.13	(0.01)	1.06	1.05	—	—	—	$12.18	9.43%	0.85%(4)	(0.34)%(4)	89%(5)	$6,561

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

25

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

26

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

The fund hereby designates $25,140,233, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $18,931,039 and foreign taxes paid of $1,803,839, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2016 are $0.1958 and $0.0187, respectively.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91024 1701

Annual Report

November 30, 2016

NT International Small-Mid Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTSX	-3.12%	-0.30%	3/19/15
MSCI EAFE Small Cap Index	—	0.06%	2.36%	—
Institutional Class	ANTMX	-2.97%	-0.15%	3/19/15
R6 Class	ANTFX	-2.75%	0.04%	3/19/15

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $9,949

MSCI EAFE Small Cap Index — $10,405

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R6 Class
1.47%	1.27%	1.12%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Brady and Pratik Patel

Performance Summary

NT International Small-Mid Cap declined -2.97%* for the 12 months ended November 30, 2016. The portfolio’s benchmark, the MSCI EAFE Small Cap Index, advanced 0.06% for the same period.

Against a volatile backdrop, non-U.S. stocks were generally flat for the 12-month period. Familiar themes continued to dominate the landscape—economic growth remained weak, inflation remained muted, and major central banks continued to implement aggressive stimulus plans amid signs they were losing their effectiveness. In addition, global divergence remained a prominent factor, as the U.S. continued to outpace other developed markets in terms of economic growth, currency strength, and the removal of central bank stimulus.

Stock selection primarily accounted for the fund’s underperformance versus the benchmark, particularly within the consumer discretionary, materials, and information technology sectors. An overweight position relative to the benchmark in the consumer discretionary sector, underweights in the materials and information technology sectors, and exposure in the industrials sector also detracted. From a regional perspective, stock selection in Japan, Australia, and Germany, along with an overweight position in Germany, detracted from relative performance.

Brexit Vote Pressured Financials Stocks

A portfolio-only position in Provident Financial, a U.K.-based consumer financial services provider, was among the fund’s primary detractors, declining in the wake of the Brexit vote. Investors worried the Brexit fallout would slow the British economy and weaken consumer confidence, which pressured companies in the financials sector. Additionally, investors worried the U.K.’s departure from the EU would threaten London’s position as Europe’s financial hub. We exited the position.

In addition, an overweight position in Stroeer was a main detractor. In the second quarter of 2016, the Germany-based advertising/media company came under pressure from a short seller, which questioned the company’s accounting practices. Stroeer’s management denounced the accusations, but investors drove down the company’s stock price. We exited the position.

A portfolio-only position in Canada-based Concordia International (formerly Concordia Healthcare), a specialty pharmaceutical company, also was among the fund’s largest detractors. Similar to other companies in the drug industry, Concordia was affected by the negative sentiment surrounding Canada-based pharmaceutical company Valeant Pharmaceuticals International, which was battered by pricing, balance sheet, and leveraging issues and a Securities and Exchange Commission investigation in the U.S. In addition, ongoing political rhetoric surrounding drug pricing weighed on the pharmaceuticals industry. Against this backdrop, we exited the position.

Health Care Stocks Were Top Contributors

From a sector standpoint, stock selection in the health care sector, an underweight position in the real estate sector, and an overweight position in energy were among the top contributors to relative performance. Regionally, stock selection in Sweden, Denmark, and China, along with overweight positions in Sweden and Denmark, contributed to relative performance.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Within the health care sector, a portfolio-only position in Ono Pharmaceutical and an overweight position in RaySearch Laboratories were top contributors to performance. Throughout the first half of the period, Japan-based Ono Pharmaceutical continued to advance on improving earnings estimates, largely stemming from strong sales of Opdivo, a lung cancer-fighting immune-oncology therapy developed jointly with Bristol-Myers Squibb. Ono owns the rights to Opdivo in Japan, where sales had been increasing. Later in the period, changing drug pricing and reimbursement policies in Japan, along with a slowdown in patient use of Opdivo, weighed on the outlook for the drug maker. We took profits in Ono and exited the position.

Meanwhile, RaySearch Laboratories, a Sweden-based developer of software for radiation therapy for cancer, advanced after reporting strong revenues and an upbeat outlook. In particular, the company announced growing orders from and collaboration with leading cancer-treatment centers throughout the world.

In addition, an overweight position in DeNA, a Japan-based provider of mobile gaming, social media, and e-commerce websites, was a top contributor. The company reported better-than-expected revenue and profits for the quarter ended June 30, 2016, which led to stock-price gains. In particular, the company benefited from its partnership with Nintendo on the successful Pokémon Go game.

Outlook

We will continue to focus on those non-U.S. companies that our disciplined, bottom-up fundamental analysis identifies as opportunities with improving, sustainable earnings growth. At the end of the period, the portfolio’s largest sector overweights were health care and consumer discretionary, where we found several companies meeting these criteria. Conversely, the real estate and financials sectors represented the largest underweights. In particular, the low interest rate environment continues to create a challenging environment for many financial companies.

Regionally, we maintained an out-of-benchmark position in Canada, where we are finding companies meeting our investment criteria in several sectors, including energy. The U.K. and Japan were among the largest underweights. We remain concerned about the long-term effects on the U.K. economy if companies decide they do not want to have operations in a non-EU country. In Japan, we believe escaping the deflationary environment that has gripped the nation for years represents a formidable challenge for the government. We maintained a small, out-of-benchmark position in emerging markets, where we remain selective. Overall, the stabilization in commodity prices has been beneficial for emerging markets, and we are noting some improvement in relative earnings revisions despite the massive reversal in performance driven by the strengthening U.S. dollar.

4

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
Treasury Wine Estates Ltd.	2.0%
DSV A/S	2.0%
Teleperformance	2.0%
Genmab A/S	1.8%
RPC Group plc	1.8%
Partners Group Holding AG	1.6%
Drillisch AG	1.5%
Seven Generations Energy Ltd.	1.5%
Eurofins Scientific SE	1.5%
KION Group AG	1.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
Japan	26.0%
United Kingdom	12.9%
France	9.7%
Canada	6.0%
Switzerland	5.7%
Denmark	5.4%
Germany	5.3%
Australia	5.2%
Sweden	3.7%
Norway	3.4%
Spain	2.4%
Italy	2.4%
Other Countries	9.5%
Cash and Equivalents*	2.4%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$937.40	$7.17	1.48%
Institutional Class	$1,000	$938.30	$6.20	1.28%
R6 Class	$1,000	$939.30	$5.48	1.13%
Hypothetical
Investor Class	$1,000	$1,017.60	$7.47	1.48%
Institutional Class	$1,000	$1,018.60	$6.46	1.28%
R6 Class	$1,000	$1,019.35	$5.70	1.13%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 97.6%
Australia — 5.2%
APN Outdoor Group Ltd.	486,599	$1,918,817
Bapcor Ltd.	677,311	2,485,796
Domino's Pizza Enterprises Ltd.	20,080	1,005,047
Pact Group Holdings Ltd.	272,373	1,309,381
Treasury Wine Estates Ltd.	530,469	4,226,711
		10,945,752
Austria — 0.9%
Lenzing AG	14,450	1,845,437
Belgium — 1.8%
Galapagos NV(1)	30,859	1,833,820
Ion Beam Applications	45,689	1,963,330
		3,797,150
Canada — 6.0%
Agnico Eagle Mines Ltd. New York Shares	22,816	936,597
Canadian Energy Services & Technology Corp.	29,100	151,425
CCL Industries, Inc., Class B	13,280	2,310,876
Maple Leaf Foods, Inc.	100,610	2,191,505
Premium Brands Holdings Corp.	24,680	1,296,926
Seven Generations Energy Ltd.(1)	136,894	3,153,056
Sleep Country Canada Holdings, Inc.	122,710	2,687,507
		12,727,892
China — 1.7%
Brilliance China Automotive Holdings Ltd.	496,000	694,457
Tongda Group Holdings Ltd.	9,570,000	2,813,073
		3,507,530
Denmark — 5.4%
Ambu A/S, B Shares	14,370	555,735
Dfds A/S	36,959	1,521,456
DSV A/S	92,774	4,174,622
Genmab A/S(1)	22,129	3,832,980
Pandora A/S	11,024	1,311,979
		11,396,772
Finland — 0.9%
Konecranes Oyj	54,330	1,873,706
France — 9.7%
Arkema SA	17,480	1,674,396
Aroundtown Property Holdings plc	284,892	1,268,159
BioMerieux	12,940	1,798,651
Eurofins Scientific SE	7,189	3,146,373
Maisons du Monde SA(1)	60,764	1,581,038
Nexans SA(1)	40,035	2,090,155
Nexity SA	12,629	583,780
Rubis SCA	24,435	1,996,174
SEB SA	16,000	2,148,527

7

	Shares	Value
Teleperformance	42,567	$4,156,861
		20,444,114
Germany — 5.3%
CompuGroup Medical SE	51,627	2,035,741
Drillisch AG	82,545	3,179,653
HUGO BOSS AG	21,980	1,260,286
KION Group AG	50,819	2,880,460
Salzgitter AG	58,370	1,907,249
		11,263,389
Hong Kong — 0.6%
PRADA SpA	392,000	1,389,802
Ireland — 0.6%
Bank of Ireland(1)	5,918,780	1,260,876
Israel — 0.7%
Mobileye NV(1)	42,760	1,591,955
Italy — 2.4%
Amplifon SpA	143,731	1,378,616
Buzzi Unicem SpA	112,670	2,394,236
Industria Macchine Automatiche SpA	20,950	1,297,815
		5,070,667
Japan — 26.0%
Alps Electric Co. Ltd.	94,600	2,375,646
Anicom Holdings, Inc.	44,400	1,047,856
Asahi Intecc Co. Ltd.	21,400	831,459
BML, Inc.	41,200	948,567
CyberAgent, Inc.	58,600	1,424,471
Daito Trust Construction Co. Ltd.	13,100	2,035,335
Daiwa Securities Group, Inc.	399,000	2,397,383
DeNA Co. Ltd.	68,500	2,086,644
Dip Corp.	33,700	707,846
Disco Corp.	18,000	2,133,473
Don Quijote Holdings Co. Ltd.	54,800	2,095,625
eRex Co. Ltd.	44,100	1,130,206
Ezaki Glico Co. Ltd.	38,700	1,809,755
Koito Manufacturing Co. Ltd.	45,300	2,359,932
Kyushu Railway Co.(1)	12,300	318,453
LINE Corp. ADR(1)	35,057	1,356,355
Mabuchi Motor Co. Ltd.	49,800	2,772,833
MonotaRO Co. Ltd.	66,900	1,428,580
Nabtesco Corp.	16,200	411,779
NGK Spark Plug Co. Ltd.	127,000	2,604,274
Nippon Shinyaku Co. Ltd.	54,100	2,515,729
Nitori Holdings Co. Ltd.	17,500	1,826,406
Omron Corp.	60,000	2,213,190
Seria Co. Ltd.	36,100	2,593,785
SMS Co. Ltd.	50,800	1,269,057
Sony Financial Holdings, Inc.	57,200	824,964
Start Today Co. Ltd.	79,300	1,217,867
Sumco Corp.	118,800	1,301,136
Sundrug Co. Ltd.	5,400	375,718
Takeuchi Manufacturing Co. Ltd.	117,200	2,497,562

8

	Shares	Value
Temp Holdings Co. Ltd.	119,600	$1,842,010
Topcon Corp.	192,200	2,854,314
Yumeshin Holdings Co. Ltd.	204,000	1,332,005
		54,940,215
Netherlands — 1.2%
Koninklijke DSM NV	40,490	2,455,500
New Zealand — 1.1%
a2 Milk Co. Ltd.(1)	1,174,840	2,064,794
Fisher & Paykel Healthcare Corp. Ltd.	46,480	269,262
		2,334,056
Norway — 3.4%
Aker BP ASA	109,893	1,786,437
Marine Harvest ASA	127,415	2,291,276
Storebrand ASA(1)	316,040	1,651,900
TGS Nopec Geophysical Co. ASA	69,520	1,366,116
		7,095,729
Spain — 2.4%
Acerinox SA	146,820	1,843,945
Bankia SA	2,408,010	2,146,340
Gamesa Corp. Tecnologica SA	54,781	1,137,678
		5,127,963
Sweden — 3.7%
AcadeMedia AB(1)	204,844	1,132,741
Boliden AB	93,196	2,407,001
Dometic Group AB(1)	97,341	693,951
Loomis AB, B Shares	53,300	1,410,114
Lundin Petroleum AB(1)	36,004	678,481
RaySearch Laboratories AB	76,044	1,533,611
		7,855,899
Switzerland — 5.7%
dormakaba Holding AG	1,686	1,218,026
Geberit AG	5,470	2,165,511
Logitech International SA	98,530	2,427,635
Lonza Group AG	15,798	2,821,793
Partners Group Holding AG	6,880	3,342,894
		11,975,859
United Kingdom — 12.9%
Ashtead Group plc	75,620	1,482,628
ASOS plc(1)	42,279	2,669,836
Auto Trader Group plc	305,825	1,529,444
CVS Group plc	97,120	1,294,151
DCC plc	36,482	2,798,116
Just Eat plc(1)	173,070	1,267,872
Melrose Industries plc	1,021,087	2,341,172
Persimmon plc	48,924	1,040,633
Rentokil Initial plc	799,360	2,144,341
RPC Group plc	284,126	3,828,717
Serco Group plc(1)	636,500	1,059,197
Tullow Oil plc(1)	474,940	1,769,661
UDG Healthcare plc	243,930	2,006,723

9

	Shares	Value
Weir Group plc (The)	90,220	$2,040,929
		27,273,420
TOTAL COMMON STOCKS (Cost $190,735,017)		206,173,683
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $4,318,754), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $4,234,009)		4,234,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,444	1,444
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,235,444)		4,235,444
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $194,970,461)		210,409,127
OTHER ASSETS AND LIABILITIES — 0.4%		906,413
TOTAL NET ASSETS — 100.0%		$211,315,540

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	22.0%
Consumer Discretionary	17.0%
Health Care	13.7%
Information Technology	12.2%
Materials	10.9%
Consumer Staples	6.8%
Financials	6.0%
Energy	4.2%
Real Estate	1.9%
Telecommunication Services	1.5%
Utilities	1.4%
Cash and Equivalents*	2.4%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $194,970,461)	$210,409,127
Foreign currency holdings, at value (cost of $27,730)	27,562
Receivable for investments sold	3,275,418
Receivable for capital shares sold	52,267
Dividends and interest receivable	353,956
214,118,330

Liabilities
Payable for investments purchased	2,573,708
Accrued management fees	229,082
2,802,790

Net Assets	$211,315,540

Net Assets Consist of:
Capital (par value and paid-in surplus)	$212,248,770
Undistributed net investment income	267,811
Accumulated net realized loss	(16,615,501)
Net unrealized appreciation	15,414,460
$211,315,540

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$62,161,833	6,294,394	$9.88
Institutional Class, $0.01 Par Value	$135,376,663	13,683,072	$9.89
R6 Class, $0.01 Par Value	$13,777,044	1,390,620	$9.91

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $254,264)	$2,886,865
Interest	5,528
2,892,393

Expenses:
Management fees	2,740,594
Directors' fees and expenses	6,875
Other expenses	1,917
2,749,386

Net investment income (loss)	143,007

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(7,308,514)
Foreign currency transactions	(4,425)
(7,312,939)

Change in net unrealized appreciation (depreciation) on:
Investments	1,700,121
Translation of assets and liabilities in foreign currencies	(17,196)
1,682,925

Net realized and unrealized gain (loss)	(5,630,014)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,487,007)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEAR ENDED NOVEMBER 30, 2016 AND PERIOD ENDED NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015(1)
Operations
Net investment income (loss)	$143,007	$649,860
Net realized gain (loss)	(7,312,939)	(8,218,545)
Change in net unrealized appreciation (depreciation)	1,682,925	13,731,535
Net increase (decrease) in net assets resulting from operations	(5,487,007)	6,162,850

Distributions to Shareholders
From net investment income:
Investor Class	(438,707)	—
Institutional Class	(1,087,818)	—
R6 Class	(82,548)	—
Decrease in net assets from distributions	(1,609,073)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	11,295,936	200,952,834

Net increase (decrease) in net assets	4,199,856	207,115,684

Net Assets
Beginning of period	207,115,684	—
End of period	$211,315,540	$207,115,684

Undistributed net investment income	$267,811	$1,002,127

(1)	March 19, 2015 (fund inception) through November 30, 2015.

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Small-Mid Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Investor Class, the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services, which may be provided indirectly through another American Century Investments mutual fund. As a result, the investment advisor is able to charge the Institutional Class and R6 Class lower unified management fees. All classes of the fund commenced sale on March 19, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

14

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.47% for the Investor Class, 1.27% for the Institutional Class and 1.12% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $174,384 and $700,784, respectively. The effect of interfund transactions on the Statement of Operations was $87,994 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 were $293,115,839 and $282,569,714, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Period ended November 30, 2015(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	80,000,000		100,000,000
Sold	251,243	$2,516,289	6,624,685	$66,247,282
Issued in reinvestment of distributions	43,010	438,707	—	—
Redeemed	(360,077)	(3,719,805)	(264,467)	(2,771,716)
	(65,824)	(764,809)	6,360,218	63,475,566
Institutional Class/Shares Authorized	130,000,000		150,000,000
Sold	2,158,137	21,060,150	13,245,884	132,504,598
Issued in reinvestment of distributions	106,649	1,087,818	—	—
Redeemed	(1,517,409)	(15,850,337)	(310,189)	(3,259,552)
	747,377	6,297,631	12,935,695	129,245,046
R6 Class/Shares Authorized	40,000,000		40,000,000
Sold	646,960	6,528,039	910,428	9,164,580
Issued in reinvestment of distributions	8,093	82,548	—	—
Redeemed	(82,231)	(847,473)	(92,630)	(932,358)
	572,822	5,763,114	817,798	8,232,222
Net increase (decrease)	1,254,375	$11,295,936	20,113,711	$200,952,834

(1)	March 19, 2015 (fund inception) through November 30, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,884,907	$202,288,776	—
Temporary Cash Investments	1,444	4,234,000	—
	$3,886,351	$206,522,776	—

17

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 20, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2016:

Investor Class	Institutional Class	R6 Class
—	$0.0166	$0.0313

The tax character of distributions paid during the year ended November 30, 2016 and the period March 19, 2015 (fund inception) through November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$1,609,073	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$195,212,352
Gross tax appreciation of investments	$20,540,928
Gross tax depreciation of investments	(5,344,153)
Net tax appreciation (depreciation) of investments	15,196,775
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(24,618)
Net tax appreciation (depreciation)	$15,172,157
Undistributed ordinary income	$268,222
Accumulated short-term capital losses	$(16,373,609)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$10.29	(0.01)	(0.33)	(0.34)	(0.07)	$9.88	(3.12)%	1.47%	(0.07)%	138%	$62,162
2015(3)	$10.00	0.02	0.27	0.29	—	$10.29	2.70%	1.47%(4)	0.32%(4)	118%	$65,428
Institutional Class
2016	$10.30	0.01	(0.33)	(0.32)	(0.09)	$9.89	(2.97)%	1.27%	0.13%	138%	$135,377
2015(3)	$10.00	0.04	0.26	0.30	—	$10.30	2.80%	1.27%(4)	0.52%(4)	118%	$133,255
R6 Class
2016	$10.31	0.02	(0.32)	(0.30)	(0.10)	$9.91	(2.75)%	1.12%	0.28%	138%	$13,777
2015(3)	$10.00	0.05	0.26	0.31	—	$10.31	2.90%	1.12%(4)	0.67%(4)	118%	$8,433

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through November 30, 2015.

(4)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Small-Mid Cap Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for year then ended and for the period from March 19, 2015 (commencement date) through November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Small-Mid Cap Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 19, 2015 (commencement date) through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund had less than one year of performance history at the time of the Board's review. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

25

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $3,141,129 and foreign taxes paid of $254,264, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2016 are $0.1470 and $0.0119, respectively.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91025 1701

Annual Report

November 30, 2016

NT International Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTVX	-3.42%	-6.46%	3/19/15
MSCI EAFE Value Index	—	-1.51%	-5.09%	—
Institutional Class	ANTYX	-3.16%	-6.25%	3/19/15
R6 Class	ANTWX	-3.04%	-6.13%	3/19/15

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2016
Investor Class — $8,924

MSCI EAFE Value Index — $9,148

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R6 Class
1.31%	1.11%	0.96%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Elizabeth Xie and Vinod Chandrashekaran
In September 2016, portfolio manager Yulin Long left the fund's management team.
Performance Summary
NT International Value declined -3.16%* for the fiscal year ended November 30, 2016, compared with the -1.51% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.
From late December to mid-February, stock market indices declined sharply on a confluence of factors that carried over from last summer’s similar sell-off, including China-related concerns and an energy price collapse. The markets were recovering until the U.K.’s late June Brexit vote triggered a sharp market correction that spilled into the beginning of the third quarter, with most equity markets continuing to decline. Non-U.S. markets ultimately recovered some of their Brexit-related losses, finishing lower for the year but well above their lowest levels. Non-U.S. developed market stocks declined during the 12-month period, sharply lagging returns provided by U.S.-based equities. Among non-U.S. developed market stocks, the Asia-Pacific region fared the best, delivering a small gain, equities based in the Far East posted modest losses, and those domiciled in Europe sharply lagged.
The fund’s stock selection process incorporates factors of valuation, quality, and sentiment while minimizing unintended risks among industries and other risk characteristics. Stock selection insights based on valuation were most beneficial to relative returns, while sentiment and quality contributed to a lesser extent. Difficult stock selection among real estate, utilities, consumer discretionary, and energy led to underperformance. Conversely, stock selection in telecommunication services, financials and information technology holdings contributed favorably to relative returns. From a geographical perspective, investments in Japan, and to a lesser extent, France and Germany weighed on the fund’s results, while stock selection in Sweden and Australia and investments in Spain were beneficial.
Japan-Based Holdings Detracted from Performance
In Japan, an overweight in Japan-based electric utility Tokyo Electric Power and a portfolio-only allocation to Seven Bank hurt the fund’s relative returns. Tokyo Electric’s first-quarter operating profit plummeted 37% as sales declined amid faltering demand and new entrants into Japan’s power market. Investors also were concerned by its opaque sales and cost outlooks after it reported those results. Seven Bank reported weaker-than-expected quarterly results during the period. We subsequently eliminated our position in both companies as their profiles declined markedly across all measures.
Among U.K.-based financials, a portfolio-only holding in publicly-traded hedge fund Man Group and an overweight in asset manager Legal & General Group hampered performance. The two firms were hurt by concerns about Brexit’s potential impact on their businesses. Earlier in the year, a weaker outlook for Man Group’s performance fees also contributed to the share’s weakness.
Elsewhere in the fund, a portfolio-only position in Germany-based ProSiebenSat.1 Media was detrimental amid investor concerns that the digital entertainment firm is spending too much on the acquisitions it is using to fuel growth and diversify its business away from mature media to e-commerce and online.
*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Stock Selection in Metals and Mining Benefited Results
Security selection in a number of natural resource companies helped to somewhat limit the fund’s losses. Shares of Australia-based Fortescue Metals Group, an iron ore exporter, generally moved higher throughout the period, as iron ore and steel markets remain supported by better infrastructure and housing activity in China. The company also was aided by its efforts to cut cash costs. An allocation to U.K.-based mining company Rio Tinto also added value. Rio Tinto benefited from higher metals and diamond prices as well as increased optimism that infrastructure spending would increase following the U.S. election results. A portfolio-only holding of India-based metals producer Vedanta Resources aided returns. After falling to their low for the year in early February, the shares moved steadily higher, benefiting from the positive impact of management’s cost optimization strategy on earnings before interest, taxes, depreciation, and amortization (EBITDA) margins.
Outside of metals and mining, a portfolio-only allocation to Norway-based oilfield services firm Subsea 7 helped performance. An improved oil-price environment along with strong project execution and more efficient vessel scheduling continues to outweigh the negative impact of revenue pressures. Management also raised its EBITDA margin guidance.
A Look Ahead
As we approach 2017, we believe there is potential for stronger growth in the developed world in the coming year. Growth expectations have improved in the U.S., the U.K., and the Eurozone, which has been reflected in recent market performance. At the same time, post-election risks remain. The U.K.’s exit from the European Union (Brexit) has been delayed and president-elect Trump’s proposals are still just talk. How they, and other changes from populist movements, actually play out remains to be seen. The combination of a stronger dollar, weaker commodities, and Trump’s trade policy proposals makes the environment more challenging for emerging markets. This potentially signals a shift in growth leadership from emerging markets to developed markets. However, that assumes the ultimate impact of populist movement-driven changes won’t derail developed market growth. We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.
We believe that stock selection—rather than regional and sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the fund’s country and sector weightings are primarily a result of identifying what we believe to be superior individual securities.

4

Fund Characteristics

NOVEMBER 30, 2016
Top Ten Holdings	% of net assets
HSBC Holdings plc	3.4%
Royal Dutch Shell plc, B Shares	3.2%
GlaxoSmithKline plc	2.4%
Allianz SE	2.2%
Toyota Motor Corp.	2.2%
Australia & New Zealand Banking Group Ltd.	1.9%
ING Groep NV	1.9%
TOTAL SA	1.8%
BNP Paribas SA	1.8%
Rio Tinto plc	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.1%
Exchange-Traded Funds	1.1%
Total Equity Exposure	98.2%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(0.2)%

Investments by Country	% of net assets
Japan	24.7%
United Kingdom	19.4%
France	11.7%
Germany	7.6%
Australia	6.8%
Spain	4.8%
Hong Kong	4.2%
Switzerland	3.2%
Netherlands	2.6%
Italy	2.4%
Other Countries	9.7%
Exchange-Traded Funds*	1.1%
Cash and Equivalents**	1.8%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.

**Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/16	Ending Account Value 11/30/16	Expenses Paid During Period(1) 6/1/16 - 11/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,009.20	$6.58	1.31%
Institutional Class	$1,000	$1,010.40	$5.58	1.11%
R6 Class	$1,000	$1,011.50	$4.83	0.96%
Hypothetical
Investor Class	$1,000	$1,018.45	$6.61	1.31%
Institutional Class	$1,000	$1,019.45	$5.60	1.11%
R6 Class	$1,000	$1,020.20	$4.85	0.96%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

NOVEMBER 30, 2016

	Shares	Value
COMMON STOCKS — 97.1%
Australia — 6.8%
Australia & New Zealand Banking Group Ltd.	784,733	$16,463,198
BlueScope Steel Ltd.	331,020	2,204,864
BWP Trust	482,936	1,037,776
CIMIC Group Ltd.	128,419	2,922,691
Dexus Property Group	228,581	1,539,416
Downer EDI Ltd.	1,239,518	5,189,876
Flight Centre Travel Group Ltd.	68,700	1,694,432
Fortescue Metals Group Ltd.	1,193,597	5,173,886
Mineral Resources Ltd.	199,585	1,852,611
OZ Minerals Ltd.	224,572	1,305,123
Regis Resources Ltd.	395,099	831,518
Scentre Group	434,979	1,361,931
Telstra Corp. Ltd.	1,372,314	5,117,595
Westpac Banking Corp.	486,911	11,243,422
		57,938,339
Belgium — 1.5%
Bekaert SA	45,009	1,877,343
KBC Group NV	181,501	10,883,943
		12,761,286
China — 0.6%
China Construction Bank Corp., H Shares	3,505,000	2,611,861
China Galaxy Securities Co. Ltd., H Shares	674,500	669,587
Industrial & Commercial Bank of China Ltd., H Shares	3,564,000	2,182,557
		5,464,005
Denmark — 0.7%
Vestas Wind Systems A/S	89,731	5,920,417
Finland — 0.4%
UPM-Kymmene Oyj	148,356	3,396,277
France — 11.7%
AXA SA	569,025	13,406,490
BNP Paribas SA	267,566	15,534,499
Cie Generale des Etablissements Michelin, Class B	8,966	959,764
CNP Assurances	48,050	843,840
Engie SA	685,455	8,463,484
Faurecia	119,457	4,281,831
Metropole Television SA	58,022	990,063
Orange SA	434,725	6,337,522
Peugeot SA(1)	602,724	8,892,052
Safran SA	46,531	3,194,189
Sanofi	58,419	4,712,378
Schneider Electric SE	11,537	768,131
SCOR SE	36,591	1,162,071
Societe Generale SA	251,436	10,815,268
TOTAL SA	328,354	15,644,605

7

	Shares	Value
Valeo SA	50,116	$2,794,403
		98,800,590
Germany — 7.6%
Allianz SE	116,980	18,572,387
BASF SE	37,147	3,188,596
Continental AG	11,430	2,027,897
Daimler AG	15,264	1,015,303
Deutsche Wohnen AG	64,032	1,972,136
E.ON SE	237,184	1,565,339
Evonik Industries AG	64,812	1,807,260
Hannover Rueck SE	85,369	9,061,403
METRO AG	227,661	6,803,071
Muenchener Rueckversicherungs-Gesellschaft AG	15,729	2,864,804
ProSiebenSat.1 Media SE	70,633	2,420,610
Siemens AG	84,085	9,499,922
STADA Arzneimittel AG	48,432	2,365,829
Uniper SE(1)	95,097	1,184,769
		64,349,326
Hong Kong — 4.2%
BOC Hong Kong Holdings Ltd.	2,384,000	8,944,034
Hang Seng Bank Ltd.	453,400	8,592,767
HK Electric Investments & HK Electric Investments Ltd.	1,857,500	1,638,020
Kerry Properties Ltd.	261,000	747,012
Link REIT	560,000	3,855,347
New World Development Co. Ltd.	1,564,000	1,742,147
PCCW Ltd.	2,855,000	1,660,034
Sands China Ltd.	238,000	1,172,127
Television Broadcasts Ltd.	157,900	562,874
WH Group Ltd.	5,767,500	4,796,026
Wharf Holdings Ltd. (The)	89,000	659,769
Wheelock & Co. Ltd.	272,000	1,616,605
		35,986,762
India — 1.1%
Tata Power Co. Ltd.	1,636,147	1,770,030
Vedanta Resources plc	523,114	5,517,604
Yes Bank Ltd.	138,452	2,374,351
		9,661,985
Israel — 0.1%
Tower Semiconductor Ltd.(1)	33,402	604,171
Italy — 2.4%
Enel SpA	2,743,494	11,089,935
Eni SpA	653,665	9,103,217
		20,193,152
Japan — 24.7%
Asahi Kasei Corp.	322,000	2,863,817
Bridgestone Corp.	273,200	10,428,429
Canon, Inc.	141,700	4,039,017
Central Japan Railway Co.	43,900	7,167,973
Dai-ichi Life Holdings, Inc.	58,500	937,544
Daiichi Sankyo Co. Ltd.	93,600	1,948,824
Daito Trust Construction Co. Ltd.	18,100	2,812,180

8

	Shares	Value
Daiwa House Industry Co. Ltd.	84,100	$2,390,570
Daiwa Securities Group, Inc.	747,000	4,488,334
FANUC Corp.	6,200	1,046,204
Fuji Heavy Industries Ltd.	145,200	5,895,319
Fujitsu Ltd.	327,000	1,928,758
Hitachi Chemical Co. Ltd.	171,700	3,767,029
Hitachi Construction Machinery Co. Ltd.	294,500	6,059,639
Honda Motor Co. Ltd.	371,600	10,822,702
Japan Airlines Co. Ltd.	259,800	7,686,928
Komatsu Ltd.	322,900	7,432,867
Konami Holdings Corp.	29,200	987,754
Leopalace21 Corp.	877,300	4,762,059
Mazda Motor Corp.	70,700	1,133,375
Miraca Holdings, Inc.	66,800	2,989,520
Mitsubishi Chemical Holdings Corp.	1,016,900	6,395,346
Mitsubishi Corp.	65,500	1,415,002
Mitsubishi UFJ Financial Group, Inc.	1,546,200	9,052,443
Mitsui Chemicals, Inc.	472,000	2,182,492
Mixi, Inc.	52,800	1,839,150
Mizuho Financial Group, Inc.	3,441,000	6,093,673
MS&AD Insurance Group Holdings, Inc.	20,500	635,938
Nippon Telegraph & Telephone Corp.	200,000	8,085,311
NSK Ltd.	321,400	3,500,410
NTT DOCOMO, Inc.	341,200	7,825,784
OKUMA Corp.	135,000	1,181,198
Oracle Corp. Japan	22,300	1,111,053
ORIX Corp.	459,600	7,156,832
Osaka Gas Co. Ltd.	1,513,000	5,721,112
Penta-Ocean Construction Co. Ltd.	124,600	610,993
SBI Holdings, Inc.	289,900	3,628,660
Sega Sammy Holdings, Inc.	279,300	4,174,669
Seiko Epson Corp.	199,200	3,992,532
Sompo Holdings, Inc.	17,100	557,220
Sumitomo Mitsui Financial Group, Inc.	199,300	7,327,091
Suzuki Motor Corp.	105,400	3,390,341
TonenGeneral Sekiyu KK	95,000	904,287
Toshiba Plant Systems & Services Corp.	113,200	1,695,947
Tosoh Corp.	247,000	1,658,109
Toyota Boshoku Corp.	170,800	3,883,142
Toyota Motor Corp.	318,100	18,487,364
Toyota Tsusho Corp.	57,300	1,431,937
TS Tech Co. Ltd.	125,600	3,310,030
		208,836,908
Netherlands — 2.6%
BE Semiconductor Industries NV	12,377	410,652
ING Groep NV	1,179,699	16,066,402
Koninklijke Ahold Delhaize NV	91,481	1,804,353
NN Group NV	79,429	2,553,264
Unilever NV CVA	36,218	1,453,856
		22,288,527

9

	Shares	Value
New Zealand — 0.2%
Meridian Energy Ltd.	799,091	$1,454,405
Norway — 0.9%
Subsea 7 SA(1)	630,678	7,363,355
Singapore — 0.8%
Jardine Cycle & Carriage Ltd.	107,948	3,023,764
Mapletree Greater China Commercial Trust	775,900	522,373
StarHub Ltd.	502,800	1,010,266
United Overseas Bank Ltd.	158,100	2,251,244
		6,807,647
South Korea — 1.2%
Hyosung Corp.	16,698	1,985,391
Hyundai Development Co-Engineering & Construction	47,249	1,669,205
Lotte Chemical Corp.	4,789	1,317,021
Samsung Electronics Co. Ltd.	1,953	2,916,845
SK Innovation Co. Ltd.	16,634	2,169,869
		10,058,331
Spain — 4.8%
ACS Actividades de Construccion y Servicios SA	129,204	3,804,790
Banco Santander SA	2,459,775	11,243,956
Endesa SA	356,924	7,378,464
Indra Sistemas SA(1)	96,883	1,001,144
Mapfre SA	722,386	2,166,706
Repsol SA	432,672	5,777,948
Telefonica SA	1,145,242	9,530,635
		40,903,643
Sweden — 1.3%
Hufvudstaden AB, A Shares	40,727	619,993
Peab AB	273,233	2,109,358
Skanska AB, B Shares	343,701	7,900,487
		10,629,838
Switzerland — 3.2%
dormakaba Holding AG	1,263	912,436
Nestle SA	60,284	4,055,695
Roche Holding AG	36,153	8,061,262
Swiss Re AG	139,275	12,822,012
UBS Group AG	62,649	996,395
		26,847,800
Taiwan — 0.9%
China Life Insurance Co. Ltd.	704,000	750,980
Fubon Financial Holding Co. Ltd.	562,000	871,926
Lite-On Technology Corp.	728,000	1,148,885
Quanta Computer, Inc.	1,237,000	2,305,330
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	80,427	2,387,878
		7,464,999
United Kingdom — 19.4%
3i Group plc	212,559	1,832,421
AA plc	339,853	1,129,820
Anglo American plc(1)	275,711	4,087,888
AstraZeneca plc	96,872	5,029,452
BHP Billiton plc	290,270	4,770,444

10

	Shares	Value
BP plc	1,948,164	$11,199,287
Capita plc	100,786	661,412
Centamin plc	499,723	812,204
Centrica plc	2,906,411	7,647,560
Evraz plc(1)	1,488,631	4,466,454
GlaxoSmithKline plc	1,091,046	20,415,314
Glencore plc(1)	1,693,742	5,918,952
Go-Ahead Group plc	52,852	1,374,809
HSBC Holdings plc	3,665,731	29,133,836
Indivior plc	162,680	656,637
Investec plc	996,492	6,483,414
Legal & General Group plc	735,612	2,170,297
Man Group plc	625,060	886,873
Marks & Spencer Group plc	622,433	2,559,876
Petrofac Ltd.	278,359	2,767,106
Rio Tinto plc	364,834	13,648,756
Royal Dutch Shell plc, B Shares	1,022,873	27,112,950
Royal Mail plc	1,069,934	6,273,153
Vodafone Group plc	1,230,754	2,985,903
		164,024,818
TOTAL COMMON STOCKS (Cost $818,925,694)		821,756,581
EXCHANGE-TRADED FUNDS — 1.1%
iShares MSCI Japan ETF	87,146	4,347,714
iShares MSCI EAFE Value ETF	36,000	1,654,200
iShares MSCI EAFE ETF	57,000	3,237,030
TOTAL EXCHANGE-TRADED FUNDS (Cost $9,143,004)		9,238,944
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 2/15/44, valued at $16,947,169), at 0.08%, dated 11/30/16, due 12/1/16 (Delivery value $16,614,037)		16,614,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,454	3,454
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,617,454)		16,617,454
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $844,686,152)		847,612,979
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,443,842)
TOTAL NET ASSETS — 100.0%		$846,169,137

11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	31.3%
Consumer Discretionary	11.1%
Industrials	10.9%
Energy	9.7%
Materials	9.4%
Utilities	5.8%
Health Care	5.6%
Telecommunication Services	5.1%
Real Estate	3.1%
Information Technology	2.8%
Consumer Staples	2.3%
Exchange-Traded Funds	1.1%
Cash and Equivalents*	1.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2016
Assets
Investment securities, at value (cost of $844,686,152)	$847,612,979
Foreign currency holdings, at value (cost of $857,902)	849,076
Receivable for investments sold	573,432
Receivable for capital shares sold	50,083
Dividends and interest receivable	4,863,763
853,949,333

Liabilities
Payable for investments purchased	6,994,233
Accrued management fees	785,963
7,780,196

Net Assets	$846,169,137

Net Assets Consist of:
Capital (par value and paid-in surplus)	$937,465,428
Undistributed net investment income	24,685,992
Accumulated net realized loss	(118,682,250)
Net unrealized appreciation	2,699,967
$846,169,137

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$201,137,858	23,040,490	$8.73
Institutional Class, $0.01 Par Value	$586,173,092	67,020,281	$8.75
R6 Class, $0.01 Par Value	$58,858,187	6,719,890	$8.76

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,512,264)	$33,314,916
Interest	12,127
33,327,043

Expenses:
Management fees	9,088,436
Directors' fees and expenses	26,380
Other expenses	5,841
9,120,657

Net investment income (loss)	24,206,386

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(84,030,283)
Foreign currency transactions	58,696
(83,971,587)

Change in net unrealized appreciation (depreciation) on:
Investments	45,379,323
Translation of assets and liabilities in foreign currencies	(160,917)
45,218,406

Net realized and unrealized gain (loss)	(38,753,181)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,546,795)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEAR ENDED NOVEMBER 30, 2016 AND PERIOD ENDED NOVEMBER 30, 2015
Increase (Decrease) in Net Assets	November 30, 2016	November 30, 2015(1)
Operations
Net investment income (loss)	$24,206,386	$16,712,379
Net realized gain (loss)	(83,971,587)	(33,907,997)
Change in net unrealized appreciation (depreciation)	45,218,406	(42,518,439)
Net increase (decrease) in net assets resulting from operations	(14,546,795)	(59,714,057)

Distributions to Shareholders
From net investment income:
Investor Class	(3,816,917)	—
Institutional Class	(12,359,341)	—
R6 Class	(859,181)	—
Decrease in net assets from distributions	(17,035,439)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	105,894,458	831,570,970

Net increase (decrease) in net assets	74,312,224	771,856,913

Net Assets
Beginning of period	771,856,913	—
End of period	$846,169,137	$771,856,913

Undistributed net investment income	$24,685,992	$16,633,942

(1)	March 19, 2015 (fund inception) through November 30, 2015.

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2016

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Value Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Investor Class, the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services, which may be provided indirectly through another American Century Investments mutual fund. As a result, the investment advisor is able to charge the Institutional Class and R6 Class lower unified management fees. All classes of the fund commenced sale on March 19, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

16

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of International Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.100% to 1.300% for the Investor Class, 0.900% to 1.100% for the Institutional Class and 0.750% to 0.950% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2016 was 1.30% for the Investor Class, 1.10% for the Institutional Class and 0.95% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $886,040 and there were no interfund sales. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2016 were $756,837,221 and $641,493,554, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2016		Period ended November 30, 2015(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	3,132,613	$26,218,987	22,561,269	$225,871,525
Issued in reinvestment of distributions	434,234	3,816,917	—	—
Redeemed	(1,552,422)	(14,447,913)	(1,535,204)	(14,572,591)
	2,014,425	15,587,991	21,026,065	211,298,934
Institutional Class/Shares Authorized	450,000,000		420,000,000
Sold	15,155,157	124,940,633	62,418,999	619,721,716
Issued in reinvestment of distributions	1,406,068	12,359,341	—	—
Redeemed	(8,401,524)	(73,318,382)	(3,558,419)	(35,213,173)
	8,159,701	63,981,592	58,860,580	584,508,543
R6 Class/Shares Authorized	40,000,000		40,000,000
Sold	3,801,362	32,137,412	4,132,581	40,891,450
Issued in reinvestment of distributions	97,746	859,181	—	—
Redeemed	(776,551)	(6,671,718)	(535,248)	(5,127,957)
	3,122,557	26,324,875	3,597,333	35,763,493
Net increase (decrease)	13,296,683	$105,894,458	83,483,978	$831,570,970

(1)	March 19, 2015 (fund inception) through November 30, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,387,878	$819,368,703	—
Exchange-Traded Funds	9,238,944	—	—
Temporary Cash Investments	3,454	16,614,000	—
	$11,630,276	$835,982,703	—

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7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

On December 20, 2016, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 19, 2016:

Investor Class	Institutional Class	R6 Class
$0.2684	$0.2864	$0.2999

The tax character of distributions paid during the year ended November 30, 2016 and the period March 19, 2015 (fund inception) through November 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$17,035,439	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$851,466,772
Gross tax appreciation of investments	$40,120,578
Gross tax depreciation of investments	(43,974,371)
Net tax appreciation (depreciation) of investments	(3,853,793)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(206,076)
Net tax appreciation (depreciation)	$(4,059,869)
Undistributed ordinary income	$25,982,417
Accumulated short-term capital losses	$(75,398,882)
Accumulated long-term capital losses	$(37,819,957)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies.  The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions.  Compliance with the amendments is effective on August 1, 2017.  Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.24	0.25	(0.56)	(0.31)	(0.20)	$8.73	(3.42)%	1.30%	2.88%	81%	$201,138
2015(3)	$10.00	0.20	(0.96)	(0.76)	—	$9.24	(7.60)%	1.30%(4)	2.95%(4)	55%	$194,181
Institutional Class
2016	$9.25	0.26	(0.55)	(0.29)	(0.21)	$8.75	(3.16)%	1.10%	3.08%	81%	$586,173
2015(3)	$10.00	0.21	(0.96)	(0.75)	—	$9.25	(7.50)%	1.10%(4)	3.15%(4)	55%	$544,369
R6 Class
2016	$9.26	0.27	(0.55)	(0.28)	(0.22)	$8.76	(3.04)%	0.95%	3.23%	81%	$58,858
2015(3)	$10.00	0.22	(0.96)	(0.74)	—	$9.26	(7.40)%	0.95%(4)	3.30%(4)	55%	$33,307

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through November 30, 2015.

(4)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Value Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for year then ended and for the period from March 19, 2015 (commencement date) through November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Value Fund of American Century World Mutual Funds, Inc. as of November 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 19, 2015 (commencement date) through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 17, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund had less than one year of performance history at the time of the Board's review. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to,

27

information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the

28

Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2016.

For the fiscal year ended November 30, 2016, the fund intends to pass through to shareholders foreign source income of $35,748,975 and foreign taxes paid of $2,481,589, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2016 are $0.3694 and $0.0256, respectively.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91026 1701

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten is the registrant’s designated audit committee financial expert. He is “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $245,006
FY 2016:    $308,958

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $86,000
FY 2016:    $829,350

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
Name: Jonathan S. Thomas
Title: President
(principal executive officer)

Date:	January 26, 2017

By:	/s/ C. Jean Wade
Name: C. Jean Wade
Title: Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 26, 2017